Exhibit 10.1

Resignation, Appointment, Assignment and Third Amendment
to Credit Agreement
This Resignation, Appointment, Assignment and Third Amendment to Credit Agreement (this “Third Amendment”), dated as of April 1, 2024 (the “Third Amendment Effective Date”), is among Granite Ridge Resources, Inc., a Delaware corporation (the “Borrower”); each of the undersigned Restricted Subsidiaries of the Borrower (the “Guarantors”; the Guarantors together with the Borrower, the “Loan Parties”); each of the Lenders (including each of the New Lenders (as defined below)) that is a signatory hereto; each of the Exiting Lenders (as defined below) solely in the capacity set forth in Section 8; Texas Capital Bank (“TCB”), as resigning administrative agent for the Lenders (in such capacity, the “Resigning Agent”) and as the Resigning L/C Issuer (as defined below); Successor L/C Issuer (as defined below) and the Successor Agent (as defined below).
Recitals
A.    The Resigning Agent serves as Administrative Agent under (a) that certain Credit Agreement dated as of October 24, 2022 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) and (b) the other Loan Documents (collectively, as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Loan Documents”).
B.    The Resigning Agent desires to resign as Administrative Agent under the Credit Agreement and the other Loan Documents.
C.    The Lenders comprising at least the Majority Lenders, having consulted with the Borrower, by entering into this Third Amendment, desire to appoint Bank of America, N.A. (“Bank of America”) as successor Administrative Agent (in such capacity, the “Successor Agent”) under the Credit Agreement and the other Loan Documents, and the Successor Agent desires to accept such appointment by entering into this Third Amendment.
D.    TCB serves of as the L/C Issuer (in such capacity, the “Resigning L/C Issuer”) under the Credit Agreement and desires to resign as L/C Issuer thereunder.
E.    The Borrower and the Successor Agent desire to consent to the appointment of Bank of America as a successor L/C Issuer (in such capacity, the “Successor L/C Issuer”) under the Credit Agreement by entering into this Third Amendment, and the Successor L/C Issuer desires to accept such appointment by entering into this Third Amendment.
F.    The Borrower has requested that each of Citibank, N.A., Citizens Bank, N.A., Fifth Third Bank, National Association, KeyBank National Association, Zions Bancorporation, N.A. dba Amegy Bank, Comerica Bank, CrossFirst Bank, First Horizon Bank and UMB Bank, N.A. (each a “New Lender”, and collectively, the “New Lenders”) become a Lender under the Credit Agreement with a Maximum Credit Amount, an Elected Commitment and an Applicable Percentage as of the Third Amendment Effective Date in the respective amounts shown on Schedule 2.1 to the Credit Agreement (as amended hereby).

G.    Prosperity Bank is a Lender (the “Exiting Lender”) under the Credit Agreement and no longer desire to be a Lender under the Credit Agreement, and the Exiting Lender has requested that 100% of its Commitment and interest in the Revolving Credit Exposure be allocated to the other Lenders (including the New Lenders) as set forth herein.
H.    The parties hereto desire to enter into this Third Amendment to, among other things, (a) effect the resignation of the Resigning Agent as Administrative Agent under the Credit Agreement and the other Loan Documents and appoint the Successor Agent as Administrative Agent under the Credit Agreement and the other Loan Documents, (b) effect the resignation of the Resigning L/C Issuer as L/C Issuer under the Credit Agreement and the other Loan Documents and appoint the Successor L/C Issuer as L/C Issuer under the Credit Agreement and the other Loan Documents, (c) assign 100% of the Exiting Lender’s Commitment and interest in the Revolving Credit Exposure to the other Lenders (including the New Lenders) as set forth herein and (d) amend the Credit Agreement, in each case, as set forth herein and effective as of the Third Amendment Effective Date.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Third Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Third Amendment refer to the Credit Agreement.
Section 2.Resignation, Consent and Appointment.
(a)Resignation, Consent and Appointment of Agents. As of the Third Amendment Effective Date, (i) the Resigning Agent hereby resigns as the Administrative Agent as provided under the Credit Agreement and, without any further act or deed on the part of the Resigning Agent or any of the parties to the Credit Agreement or the other Loan Documents, shall have no further rights or obligations in such capacity under the Credit Agreement and the other Loan Documents, except to the extent of any right or obligation expressly stated in the Credit Agreement or other Loan Documents as surviving any such resignation; (ii) the Lenders comprising at least the Majority Lenders appoint Bank of America as successor Administrative Agent under the Credit Agreement and the other Loan Documents and waive any earlier notice required under the Loan Documents with respect to such appointment, and the Borrower hereby consents to such appointment; (iii) Bank of America hereby accepts its appointment as Successor Agent under the Credit Agreement and the other Loan Documents; and (iv) the parties hereto authorize each of the Resigning Agent and the Successor Agent to prepare, enter into, execute, record and/or file any and all notices, certificates, instruments, Uniform Commercial Code financing statements and/or other documents or agreements (including, without limitation, filings in respect of any collateral, and assignments, amendments or supplements to any Uniform Commercial Code financing statements, mortgages, deeds of trust, security agreements, pledge agreements, intellectual property security agreements, certificates of title, stock powers, account control agreements, or other Loan Documents), as either the Resigning Agent or the Successor

Agent deems reasonably necessary or desirable to effect or evidence (of public record or otherwise) the transactions herein contemplated, including, but not limited to, the resignation of the Resigning Agent and the appointment of the Successor Agent and any amendments to the Credit Agreement and Loan Documents set forth herein, and to maintain the validity, perfection or priority of, or to assign to the Successor Agent, or to cause the Successor Agent to become the secured party of record as to, any and all liens and security interests in respect of any and all collateral, and each of the Borrower, the Resigning Agent and the Successor Agent hereby agrees to, at the sole expense of the Borrower, execute and deliver (and the Borrower agrees to cause each applicable Guarantor or grantor of Collateral under the Credit Agreement or any other Loan Document to execute and deliver) any documentation reasonably necessary or reasonably requested by the Resigning Agent or the Successor Agent to evidence such resignation and appointment or such amendments or to maintain the validity, perfection or priority of, or to assign to the Successor Agent, or to cause the Successor Agent to become the secured party of record as to, any such liens or security interests, or to maintain the rights, powers and privileges afforded to the Administrative Agent under any of the Loan Documents.
(b)Resignation, Consent and Appointment of L/C Issuers. As of the Third Amendment Effective Date (i) TCB hereby resigns as L/C Issuer as provided under the Credit Agreement and, without any further act or deed on the part of the Resigning Agent, the Resigning L/C Issuer or any of the parties to the Credit Agreement or the other Loan Documents, shall have no further rights or obligations in such capacity under the Credit Agreement and the other Loan Documents, except (A) to the extent of any right or obligation expressly stated in the Credit Agreement or other Loan Documents as surviving any such resignation or replacement and (B) with respect to the Third Amendment Effective Date Letter of Credit, which until such Letter of Credit is replaced, terminated or otherwise expires shall remain the obligation of the Resigning L/C Issuer in accordance with the terms of the Credit Agreement; (ii) the Borrower, the Resigning Agent, the Resigning L/C Issuer, and the Successor Agent consent to the appointment of Bank of America as a successor L/C Issuer under the Credit Agreement; and (iii) Bank of America hereby accepts its appointment as Successor L/C Issuer under the Credit Agreement.
(c)Vesting and Discharge of Rights of Agents. The parties hereto hereby confirm that the Successor Agent succeeds to the rights and obligations of the Administrative Agent under the Credit Agreement and the other Loan Documents and becomes vested with all of the rights, powers, privileges and duties of the Administrative Agent under the Credit Agreement and the other Loan Documents, and the Resigning Agent is discharged from all of its duties and obligations as the Administrative Agent under the Credit Agreement and the other Loan Documents (except to the extent of any obligation expressly stated in the Credit Agreement or other Loan Document as surviving any such resignation), in each case, as of the Third Amendment Effective Date and without any further act or deed on the part of the Resigning Agent or any of the parties to the Credit Agreement or the other Loan Documents.
(d)Vesting and Discharge of Rights of L/C Issuers. The parties hereto hereby confirm that the Successor L/C Issuer succeeds to the rights and obligations of the Resigning L/C Issuer under the Credit Agreement and the other Loan Documents and becomes vested with all of the rights, powers, privileges and duties of the Resigning L/C Issuer under the Credit Agreement and the other Loan Documents, and the Resigning L/C Issuer is discharged from all of its duties and obligations as an L/C Issuer under the Credit Agreement and the other Loan Documents (except to the extent of any obligation expressly stated in the Credit Agreement or other Loan Document as surviving any such resignation), in each case, as of the Third Amendment Effective Date and without any further act or deed on the part of the Resigning Agent, the Resigning L/C Issuer or any of the parties to the Credit Agreement or the other Loan Documents.
(e)Indemnification of Agents. The parties hereto hereby confirm and agree that, as of the Third Amendment Effective Date, all of the protective provisions, indemnities, and expense reimbursement obligations under the Credit Agreement and the other Loan Documents continue in effect for the benefit of the Resigning Agent, its sub-agents and their respective affiliates, officers, directors, trustees, employees, advisors, agents, controlling Persons, and other Related Parties in respect of any actions taken or omitted to be taken by any of them while the Resigning Agent was acting as Administrative Agent or thereafter pursuant to or in furtherance of the provisions of this Third Amendment, and inure to the benefit of the Resigning Agent and such sub-agents, affiliates, officers, directors, trustees, employees, advisors, agents, controlling Persons, and other Related Parties, in each case, solely to the extent expressly set forth in, and subject to the terms and conditions of, the Credit Agreement and the other Loan Documents. The parties hereto agree that the Successor Agent shall have no liability for any actions taken or omitted to be taken by the Resigning Agent while it served as the Administrative Agent under the Credit Agreement and the other Loan Documents or for any other event or action related to the Credit Agreement that occurred prior to the Third Amendment Effective Date with respect to the Resigning Agent acting as the Administrative Agent. The parties hereto agree that the Resigning Agent shall have no liability for any actions taken or omitted to be taken by the Successor Agent as the Administrative Agent under the Credit Agreement and the other Loan Documents.
(f)Indemnification of L/C Issuers. The parties hereto hereby confirm and agree that, as of the Third Amendment Effective Date, all of the protective provisions, indemnities, and expense obligations under the Credit Agreement and the other Loan Documents continue in effect for the benefit of the Resigning L/C Issuer, its sub-agents and their respective affiliates, officers, directors, trustees, employees, advisors, agents, controlling Persons, and other Related Parties in respect of any actions taken or omitted to be taken by any of them while the Resigning L/C Issuer was acting as an L/C Issuer and inure to the benefit of the Resigning L/C Issuer and such sub-agents, affiliates, officers, directors, trustees, employees, advisors, agents, controlling Persons, and other Related Parties, in each case, solely to the extent expressly set forth in, and subject to the terms and conditions of, the Credit Agreement and the other Loan Documents. The parties hereto agree that the Successor L/C Issuer shall have no liability for any actions taken or omitted to be taken by the Resigning L/C Issuer while it served as an L/C Issuer under the Credit Agreement and the other Loan Documents or for any other event or action related to the Credit Agreement that occurred prior to the Third Amendment Effective Date with respect to the Resigning L/C Issuer acting as the L/C Issuer. The parties hereto agree that the Resigning L/C Issuer shall have no liability for any actions taken or omitted to be taken by the Successor L/C Issuer as an L/C Issuer under the Credit Agreement and the other Loan Documents.

(g)Information Regarding the Third Amendment Effective Date Letter of Credit. Unless otherwise agreed by the Successor Agent, the Resigning L/C Issuer shall report in writing to the Successor Agent (A) periodic activity (for such period or recurrent periods as shall be requested by the Successor Agent) in respect of the Third Amendment Effective Date Letter of Credit issued by the Resigning L/C Issuer, including all amendments, all expirations and cancelations and all disbursements and reimbursements, (B) reasonably prior to the time that the Resigning L/C Issuer amends the Third Amendment Effective Date Letter of Credit, the date of such amendment, and the stated amount of the Third Amendment Effective Date Letter of Credit amended by it and outstanding after giving effect to such amendment (and whether the amounts thereof shall have changed), (C) on each Business Day on which the Resigning L/C Issuer makes any payment with respect to the Third Amendment Effective Date Letter of Credit, the date and amount of such payment, (D) on any Business Day on which the Borrower fails to reimburse any unpaid drawings required to be reimbursed to the Resigning L/C Issuer on such day, the date of such failure and the amount of such unpaid drawings, and (E) on any other Business Day, such other information as the Successor Agent shall reasonably request as to the Third Amendment Effective Date Letter of Credit issued by the Resigning L/C Issuer.
(h)Power of Attorney; Assignment of Security Interests. The Resigning Agent hereby assigns to the Successor Agent, on an as-is basis and without recourse and without any warranty or representation of any nature, express or implied, all of which are expressly disclaimed, effective on and after the Third Amendment Effective Date, any powers of attorney, liens, or security interests and all other rights and interests granted to the Resigning Agent in any capacity, whether for the benefit of itself or the ratable benefit of the Lenders and any other secured parties on whose behalf it may be acting under any security documents included within the Loan Documents (collectively, the “Secured Parties”), under the Credit Agreement and other Loan Documents other than, in each case, the Reserved Rights (as defined below), and the Successor Agent hereby accepts the benefit of and assumes all such powers of attorney, liens and security interests and other rights and interests, for its benefit and for the ratable benefit of the other Secured Parties. As used herein, “Reserved Rights” means any and all rights and benefits accruing to Resigning Agent or its Related Parties with respect to all of the respective obligations and liabilities of the Lenders and Loan Parties to Resigning Agent and its Related Parties that by their terms survive the assignment of the Liens or the resignation of the Resigning Agent as Administrative Agent including, without limitation, those regarding indemnification and reimbursement of fees and expenses.
(i)Designation as Collateral Representative. On and after the Third Amendment Effective Date, all possessory collateral, if any, held by the Resigning Agent for the benefit of the Secured Parties shall be deemed to be held by the Resigning Agent as agent and bailee for the Successor Agent for the benefit and on behalf of the Successor Agent and the other Secured Parties until such time as such possessory collateral has been delivered to the Successor Agent. Without limiting the generality of the foregoing, any reference to the Resigning Agent in any publicly filed document, solely to the extent such filing relates to the liens and security interests in any collateral assigned hereby and until such filing is modified to reflect the interests of the Successor Agent, shall, solely with respect to such liens and security interests, constitute a reference to the Resigning Agent as collateral representative of the Successor Agent (provided that the parties hereto agree that the Resigning Agent’s role as such collateral representative shall impose no further duties, obligations or liabilities on the Resigning Agent, including, without limitation, any duty to take any type of direction regarding any action to be taken against such collateral, whether such direction comes from the Successor Agent, the other Secured Parties or otherwise, and the Resigning Agent shall have the full benefit of all of the protective provisions of Article 11 (Agency), Section 12.1 (Expenses), Section 12.2 (Indemnification) and Section 12.3 (Limitation of Liability) of the Credit Agreement, while serving in such capacity). The Resigning Agent agrees to deliver all possessory collateral, if any, to the Successor Agent on or promptly following the Third Amendment Effective Date, and the Successor Agent agrees to take possession thereof upon such tender by the Resigning Agent.
(j)Acknowledgment of Resigning Agent. The Resigning Agent hereby agrees that after the Third Amendment Effective Date, the Borrower has no further obligation to pay to the Resigning Agent any annual administrative or agency fees pursuant to any fee letter between the Borrower and the Resigning Agent.
(k)Disclaimer of Representations and Warranties. Neither the Resigning Agent nor the Resigning L/C Issuer shall be responsible or liable for, and neither of them makes any representation or warranty with respect to, (i) the execution, legality, validity, effectiveness, enforceability, genuineness, collectability or sufficiency of the Credit Agreement, the Loans, the Letters of Credit or the other Loan Documents or the value of, or the validity, perfection or priority of any Lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto, or the sufficiency of any documentation transferring any such Lien or security interest to the Successor Agent; (ii) any representations, warranties, recitals or statements made in the Credit Agreement or any other Loan Document or made in an any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made to the Successor Agent or by or on behalf of the Borrower or any of its Subsidiaries to the Resigning Agent or the Successor Agent in connection with the Credit Agreement or any other Loan Documents or the transactions contemplated thereby; (iii) the financial condition, assets or business affairs of the Borrower, any Subsidiary or any other Person liable for the payment of any Obligations or the performance or observance by the Borrower, any Subsidiary or any other Person of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; (iv) solely with respect to the Successor Agent, the Successor L/C Issuer, and the Lenders, the existence or basis for any claim, counterclaim, defense or offset relating to the Loans or the transactions contemplated by the Credit Agreement and the other Loan Documents; (v) the compliance of the Loans or the Loan Documents with any applicable laws, rulings or regulations of any governmental authority; (vi) the condition or value of any collateral or the sufficiency or value of any guarantee or other credit support; or (vii) solely with respect to the Successor Agent, the Successor L/C Issuer, and the Lenders, any other matter relating to the Credit Agreement or any other Loan Document or any extension of credit thereunder. Each of the Successor Agent and the Successor L/C Issuer agrees that it has made, and will continue to make, independently and without reliance upon the Resigning Agent or the Resigning L/C Issuer, and based on such documents and information as it shall deem appropriate at the time, its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents and that neither the Resigning Agent nor the Resigning L/C Issuer is obligated to share any information, including any “know your customer” information, with respect to any Loan Party or any Lender with the Successor Agent or the Successor L/C Issuer.
(l)Return of Amounts. In the event that, after the Third Amendment Effective Date, the Resigning Agent receives any principal, interest or other amount owing to any Lender or the Successor Agent under any Loan Document, the Resigning Agent agrees that such payment shall be held in trust for the Successor Agent, and the Resigning Agent shall promptly return without setoff or counterclaim such payment to the Successor Agent for payment to the Person entitled thereto.
(m)Omnibus Amendment. Effective as of the Third Amendment Effective Date, each reference to the Resigning Agent as “Administrative Agent”, “Collateral Agent”, “Secured Party”, “Mortgagee” or “Beneficiary” in the Credit Agreement, the Guaranty and the Security Documents, including, without limitation, any and all recitals, introductory paragraphs, defined terms, any appendices, schedules and exhibits thereto and any other references contained therein are hereby deleted and replaced with references to Bank of America, N.A. as “Administrative Agent”, “Collateral Agent”, “Secured Party”, “Mortgagee” or “Beneficiary”, as applicable.
Section 3.Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended, effective as of the Third Amendment Effective Date, in the manner provided in this Section 3.
3.1    Amendment of Credit Agreement. The Credit Agreement (including the cover page thereto, but other than the Exhibits, Schedules and signature pages thereto, except as expressly set forth in Sections 3.2, 3.3, 3.4 and 3.5 below) is hereby amended in its entirety to read as set forth in the attached Annex A.
3.2    Replacement of Schedule 2.1 to the Credit Agreement. Schedule 2.1 to the Credit Agreement is hereby amended and restated in its entirety in the form of Schedule 2.1 attached hereto and Schedule 2.1 attached hereto shall be deemed to be attached as Schedule 2.1 to the Credit Agreement as of the Third Amendment Effective Date. Immediately after giving effect to this Third Amendment and any Borrowings made on the Third Amendment Effective Date, (i) each Lender (including each New Lender but excluding, for the avoidance of doubt, the Exiting Lender) who holds Loans in an aggregate amount less than its Applicable Percentage of all Loans shall advance new Loans which shall be disbursed to the Successor Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans (including, for the avoidance of doubt, the repayment of all Loans owing to the Exiting Lender), (ii) each Lender’s (including any New Lender’s) participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage and (iii) such other adjustments shall be made as the Successor Agent shall specify so that the Revolving Credit Exposure applicable to each Lender (including each New Lender) equals its Applicable Percentage of the aggregate Revolving Credit Exposure of all Lenders (and any other such adjustments that the Successor Agent shall specify that provide for the payment of all accrued and unpaid interest owing to the Exiting Lender). Each Exiting Lender and Lender signatory hereto with Loans outstanding as of the Third Amendment Effective Date immediately prior to giving effect to this Third Amendment (excluding, for the avoidance of doubt, the New Lenders) hereby waives the right to request any break funding payments owing to such Lender that are subject to Section 3.5 of the Credit Agreement as a result of the reallocation of Loans and adjustments described in this Section 3.2.
3.3    Replacement of Schedule 6.13 to the Credit Agreement. Schedule 6.13 to the Credit Agreement is hereby amended and restated in its entirety with Schedule 6.13 attached hereto. Schedule 6.13 attached hereto shall be deemed attached as Schedule 6.13 to the Credit Agreement as of the Third Amendment Effective Date
3.4    Replacement of Schedule 12.11 to the Credit Agreement. Schedule 12.11 to the Credit Agreement is hereby amended and restated in its entirety with Schedule 12.11 attached hereto. Schedule 12.11 attached hereto shall be deemed attached as Schedule 12.11 to the Credit Agreement as of the Third Amendment Effective Date.
3.5    Replacement of Exhibits to the Credit Agreement. Each Exhibit to the Credit Agreement is hereby replaced in its respective entirety with the corresponding Exhibit attached hereto. Each such Exhibit attached hereto shall be deemed attached as such Exhibit to the Credit Agreement as of the Third Amendment Effective Date.
Section 4.Borrowing Base Increase and Aggregate Elected Commitment Amounts. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Successor Agent and each of the Lenders (including each New Lender but excluding, for the avoidance of doubt, the Exiting Lender) agree that, effective as of the Third Amendment Effective Date, the Borrowing Base shall be increased from $275,000,000 to $300,000,000, and the Borrowing Base shall remain at $300,000,000 until the next Periodic Determination, Special Determination or other redetermination or adjustment to the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The redetermination of the Borrowing Base provided for in this Section 4 shall constitute the Periodic Determination scheduled to occur on or about April 1, 2024 for purposes of Section 2.8(d) of the Credit Agreement. This Third Amendment constitutes a New Borrowing Base Notice for purposes of Section 2.8(d) of the Credit Agreement. Notwithstanding anything to the contrary in Section 2.7(b) of the Credit Agreement, the Successor Agent, the Successor L/C Issuer, the Lenders and the Borrower agree that the Aggregate Elected Commitment Amounts are hereby increased from $240,000,000 to $300,000,000 to be effective as of the Third Amendment Effective Date and such increase shall be deemed to be in conformity with Section 2.7(b) of the Credit Agreement, and that each Lender (including each New Lender but excluding, for the avoidance of doubt, the Exiting Lender) has the Elected Commitment set forth opposite such Lender’s name on Schedule 2.1 to the Credit Agreement (as amended by this Third Amendment).
Section 5.Conditions Precedent. The effectiveness of this Third Amendment is subject to the following:

5.1    Counterparts. The Successor Agent shall have received counterparts of this Third Amendment from the Loan Parties, each of the Lenders (including the New Lenders), the Exiting Lender, the Resigning Agent, the Resigning L/C Issuer and the Successor L/C Issuer.
5.2    Assignments; Security Documents. The Successor Agent shall have received (a) subject to Section 6 hereof, any lien assignment documentation or third party notices with respect to the Security Documents reasonably requested by the Successor Agent to evidence the assignment of security interests set forth in Section 2(h) hereof (including Mortgage and UCC-3 financing statement assignments to assign such Liens to the Successor Agent from the Resigning Agent and any notices or assignments required under any Account Control Agreement to evidence such assignment) and (b) any new Mortgages that will, when properly recorded (or when the applicable financing statements related thereto are properly filed or such other actions needed to perfect are taken) and when combined with existing Mortgages, create first priority, perfected Liens on at least 85% of the Recognized Value of the Proved Oil and Gas Properties evaluated in the Reserve Report dated as of December 31, 2023 and prepared by Netherland Sewell & Associates, Inc. (the “Specified Reserve Report”).
5.3    Title Assurances. The Successor Agent shall have received title opinions and/or other title information and data reasonably acceptable to the Successor Agent covering Proved Oil and Gas Properties that in the aggregate represent not less than 85% of the Recognized Value of all Oil and Gas Properties evaluated in the Specified Reserve Report, reflecting title to such Proved Oil and Gas Properties which is reasonably acceptable to Successor Agent.
5.4    Governmental Certificates. The Successor Agent shall have received certificates of the appropriate government officials or state agencies of the state of incorporation or organization of each Loan Party as to the existence and good standing of each Loan Party and, if a Loan Party is a mortgagor under any Mortgage entered into on the Third Amendment Effective Date, certificates of the appropriate governmental officials or state agencies from each applicable State where Mortgaged Properties subject to such Mortgage are located. Each certificate or other evidence required by this Section 5.4 shall be dated within fifteen (15) days prior to the Third Amendment Effective Date.
5.5    Insurance Matters. The Successor Agent shall have received copies of insurance certificates describing all insurance policies required by Section 7.5 of the Credit Agreement providing that the Successor Agent is lender’s loss payable with respect to each insurance policy covering Collateral and additional insured with respect to each insurance policy covering liabilities.
5.6    Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date.
5.7    Notes. The Administrative Agent shall have received duly executed Notes (or any amendment and restatement thereof, as the case may be) payable to each Lender (including each New Lender) requesting a Note (or amendment and restatement thereof, as the case may be) in a principal amount equal to its Maximum Credit Amount (as amended hereby) dated as of the Third Amendment Effective Date.

5.8    KYC Information; Beneficial Ownership Information. The Borrower and each of the other Loan Parties shall have provided to the Successor Agent and the Lenders (including the New Lenders) at least five (5) Business Days prior to the Third Amendment Effective Date (a) the documentation and other information requested by the Successor Agent as it deems necessary in order to comply with requirements of any Anti-Corruption Laws and Anti-Terrorism Laws, including, without limitation, the PATRIOT Act and any applicable “know your customer” rules and regulations and (b) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower.
5.9    Payment of Interest. The Resigning Agent shall have received all accrued and unpaid interest with respect to the Loans and all fees pursuant to Section 2.9 of the Credit Agreement owing by the Borrower under the Credit Agreement.
5.10    Other Documents. The Successor Agent shall have received such other documents as the Successor Agent or counsel to the Successor Agent may reasonably request.
Section 6.Post-Closing Obligation. On or prior to the date that is sixty (60) days after the Third Amendment Effective Date (or such later time as may be extended by the Successor Agent in its sole discretion), the Successor Agent shall have received copies of the (a) fully executed amendments to or restated versions of all Account Control Agreements in effect on the Third Amendment Effective Date reflecting the Successor Agent as the “Secured Party” therein and (b) fully executed versions of Account Control Agreements with respect to any other Commodity Account, Deposit Account and Securities Account (other than any Excluded Account) set forth on Exhibit B to the Security Agreement which is not subject to a Account Control Agreement as of the Third Amendment Effective Date, in each case, in form and substance reasonably satisfactory to the Successor Agent. Notwithstanding anything to the contrary in Section 10.1 of the Credit Agreement, failure to comply with this Section 6 shall constitute an immediate Event of Default under the Credit Agreement.
Section 7.New Lenders. Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if such New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Third Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Third Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Third Amendment Effective Date, it shall be a party to the Credit Agreement and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.
Section 8.Exiting Lender. By its execution of this Third Amendment, the Exiting Lender hereby (a) consents to this Third Amendment in its capacity as a “Lender” under the Credit Agreement solely for purposes of Section 12.10 of the Credit Agreement, and (b) acknowledges and agrees to Section 3.2 and Section 9.3 hereof.  Each of the parties hereto hereby agrees and confirms that after giving effect to Section 3.2 hereof, including upon receipt by the Exiting Lender of an amount equal to all unpaid principal, interest and fees in respect of outstanding Loans and any other obligations owing to the Exiting Lender under the Credit Agreement and the other Loan Documents, (i) the Exiting Lender shall cease with immediate effect to be a party to, and a Lender under, the Credit Agreement and the other Loan Documents, (ii) the Exiting Lender shall not have any obligations or liabilities under the Credit Agreement with respect to the period from and after the Third Amendment Effective Date and, without limiting the foregoing, the Exiting Lender shall not have any Commitments under the Credit Agreement and (iii) the Exiting Lender shall not have any rights under the Credit Agreement or any other Loan Document; provided that the rights under the Credit Agreement expressly stated to survive the assignment of rights by Lenders, the termination of the Credit Agreement or the repayment of amounts outstanding thereunder shall survive for the benefit of the Exiting Lender.
Section 9.Miscellaneous.
9.1    Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Third Amendment) shall remain in full force and effect in accordance with their terms following the effectiveness of this Third Amendment, and the execution, delivery and effectiveness of this Third Amendment shall not (a) operate as a waiver of any right, power or remedy of any Lender, the L/C Issuer or the Administrative Agent under any of the Loan Documents nor (b) constitute a waiver of any provision of the Credit Agreement or any other Loan Document except, in each case, as expressly provided herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
9.2    Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Third Amendment, (b) ratifies and affirms its obligations under the Loan Documents to which it is a party, (c) acknowledges and renews its continued liability under the Loan Documents to which it is a party, (d) agrees, with respect to each Loan Party that is a Guarantor, that its guarantee under the Guaranty remains in full force and effect with respect to the Obligations as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof, after giving effect to the amendments set forth in Section 3 hereof, except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Third Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Third Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, (g) represents and warrants to the Lenders and the Administrative Agent that, immediately after giving effect to this Third Amendment, no Default exists and (h) represents and warrants that the last contract month for the Existing Hedging Transactions (as defined in the Credit Agreement immediately prior to giving effect to this Third Amendment and used herein with the same meaning) was December 2023 and therefore there are no “Swap Obligations” (as defined in the Hedge Intercreditor Agreement referred to in the Credit Agreement immediately prior to giving effect to this Third Amendment) owing to Cargill, Incorporated, NextEra Energy Marketing, LLC or EDF Trading North America, LLC or any of their respective affiliates with respect to any Existing Hedging Transaction.
9.3    Termination of Hedge Intercreditor Agreement. Immediately prior to giving effect to Section 2, Section 3 and Section 4 of this Third Amendment on the Third Amendment Effective Date, and in reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, including without limitation Section 9.2(h), the Resigning Agent, the Resigning L/C Issuer, the Lenders (excluding the New Lenders), the Exiting Lender and the Borrower hereby (a) acknowledge and agree that the Hedge Intercreditor Agreement terminated as to each Secured Third Party Hedge Provider (as defined in the Credit Agreement immediately prior to giving effect to this Third Amendment) in accordance with its terms pursuant to clause (ii) of the first sentence of Section 5.04 thereof upon the full and indefeasible payment of the Swap Obligations due and owing to such Secured Third Party Hedge Provider, and (b) agree, for and on behalf of themselves and their respective Affiliates who are “Creditors” (as defined in the Hedge Intercreditor Agreement immediately prior to giving effect to this Third Amendment), that the Hedge Intercreditor Agreement is hereby terminated in all respects and shall be of no further force and effect.  This Third Amendment shall be deemed to be a written notice of termination described in clause (iii) of Section 5.04 of the Hedge Intercreditor Agreement.
9.4    Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by fax or electronic transmission (e.g. “.pdf”) shall be effective as delivery of a manually executed original counterpart hereof. The execution and delivery of this Third Amendment shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such electronic signature shall be promptly followed by the original thereof.
9.5    No Oral Agreement. This written Third Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties hereto or thereto and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties that modify the agreements of the parties in the Credit Agreement and the other Loan Documents.
9.6    Governing Law. This Third Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of Texas.
9.7    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
9.8    Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
9.9    Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
[Signature Pages Follow.]

The parties hereto have caused this Third Amendment to be duly executed as of the day and year first above written.
BORROWER:    GRANITE RIDGE RESOURCES, INC.,
a Delaware corporation

By:    /s/ Luke C. Brandenberg
Name:    Luke C. Brandenberg
Title:    President and Chief Executive Officer

[Signature Page To Resignation, Appointment, Assignment and Third Amendment To Credit Agreement
Granite Ridge Resources, Inc.]

GUARANTORS:    EXECUTIVE NETWORK PARTNERING CORPORATION,
a Delaware corporation

By:    /s/ Luke C. Brandenberg
Name:    Luke C. Brandenberg
Title:    President and Chief Executive Officer

GRANITE RIDGE HOLDINGS, LLC,
a Delaware limited liability company

By:    /s/ Luke C. Brandenberg
Name:    Luke C. Brandenberg
Title:    President and Chief Executive Officer

GRANITE RIDGE REEVES, LLC,
a Delaware limited liability company

By:    /s/ Luke C. Brandenberg
Name:    Luke C. Brandenberg
Title:    President and Chief Executive Officer

[Signature Page To Resignation, Appointment, Assignment and Third Amendment To Credit Agreement
Granite Ridge Resources, Inc.]

BANK OF AMERICA, N.A.,
as Successor Agent

By:    /s/ Don B. Pinzon
Name:    Don B. Pinzon
Title:    Vice President

[Signature Page To Resignation, Appointment, Assignment and Third Amendment To Credit Agreement
Granite Ridge Resources, Inc.]

TEXAS CAPITAL BANK,
as Resigning Agent, Resigning L/C Issuer and a Lender

By:    /s/ Jared Mills
Name:    Jared Mills
Title:    Executive Director

[Signature Page To Resignation, Appointment, Assignment and Third Amendment To Credit Agreement
Granite Ridge Resources, Inc.]

BANK OF AMERICA, N.A.,
as Successor L/C Issuer and a Lender

By:    /s/ Kimberly Miller
Name:    Kimberly Miller
Title:    Director

[Signature Page To Resignation, Appointment, Assignment and Third Amendment To Credit Agreement
Granite Ridge Resources, Inc.]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ David Lee Garza
Name:    David Lee Garza
Title:    Vice President

[Signature Page To Resignation, Appointment, Assignment and Third Amendment To Credit Agreement
Granite Ridge Resources, Inc.]

FIRST-CITIZENS BANK & TRUST COMPANY,
as a Lender

By:    /s/ John Feeley
Name:    John Feeley
Title:    Managing Director

[Signature Page To Resignation, Appointment, Assignment and Third Amendment To Credit Agreement
Granite Ridge Resources, Inc.]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Matthew A. Turner
Name:    Matthew A. Turner
Title:    Senior Vice President

[Signature Page To Resignation, Appointment, Assignment and Third Amendment To Credit Agreement
Granite Ridge Resources, Inc.]

CITIBANK, N.A.,
as a New Lender

By:    /s/ Thomas Skipper
Name:    Thomas Skipper
Title:    Senior Vice President

[Signature Page To Resignation, Appointment, Assignment and Third Amendment To Credit Agreement
Granite Ridge Resources, Inc.]

CITIZENS BANK, N.A.,
as a New Lender

By:    /s/ David Baron
Name:    David Baron
Title:    Senior Vice President

[Signature Page To Resignation, Appointment, Assignment and Third Amendment To Credit Agreement
Granite Ridge Resources, Inc.]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a New Lender

By:    /s/ Thomas Kleiderer
Name:    Thomas Kleiderer
Title:    Managing Director

[Signature Page To Resignation, Appointment, Assignment and Third Amendment To Credit Agreement
Granite Ridge Resources, Inc.]

KEYBANK NATIONAL ASSOCIATION,
as a New Lender

By:    /s/ George McKean
Name:    George McKean
Title:    Senior Vice President

[Signature Page To Resignation, Appointment, Assignment and Third Amendment To Credit Agreement
Granite Ridge Resources, Inc.]

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK,
as a New Lender

By:    /s/ Kathlin Ardell
Name:    Kathlin Ardell
Title:    Senior Vice President

[Signature Page To Resignation, Appointment, Assignment and Third Amendment To Credit Agreement
Granite Ridge Resources, Inc.]

COMERICA BANK,
as a New Lender

By:    /s/ Cassandra Lucas
Name:    Cassandra Lucas
Title:    Vice President

[Signature Page To Resignation, Appointment, Assignment and Third Amendment To Credit Agreement
Granite Ridge Resources, Inc.]

CROSSFIRST BANK,
as a New Lender

By:    /s/ Bill Vertin
Name:    Bill Vertin
Title:    Energy Banker

[Signature Page To Resignation, Appointment, Assignment and Third Amendment To Credit Agreement
Granite Ridge Resources, Inc.]

FIRST HORIZON BANK,
as a New Lender

By:    /s/ Moni Collins
Name:    Moni Collins
Title:    Senior Vice President

[Signature Page To Resignation, Appointment, Assignment and Third Amendment To Credit Agreement
Granite Ridge Resources, Inc.]

UMB BANK, N.A.,
as a New Lender

By:    /s/ Zachary S. Leard
Name:    Zachary S. Leard
Title:    Vice President

[Signature Page To Resignation, Appointment, Assignment and Third Amendment To Credit Agreement
Granite Ridge Resources, Inc.]

Solely for the purposes of Section 8 hereof:

PROSPERITY BANK,
as an Exiting Lender

By:    /s/ Joe Kopidlansky
Name:    Joe Kopidlansky
Title:    Senior Vice President

[Signature Page To Resignation, Appointment, Assignment and Third Amendment To Credit Agreement
Granite Ridge Resources, Inc.]

ANNEX A

Conformed Credit Agreement (Third Amendment)

[See Attached.]
Annex A

Annex A to
Third Amendment
Execution Version
Published CUSIP Number: 38743FAA6
Facility CUSIP Number: 38743FAB4

CREDIT AGREEMENT
among
GRANITE RIDGE RESOURCES, INC.,
as Borrower
THE LENDERS FROM TIME TO TIME PARTY HERETO
and
BANK OF AMERICA, N.A.,
as Administrative Agent, Lender and L/C Issuer

BOFA SECURITIES, INC.,
CAPITAL ONE, NATIONAL ASSOCIATION,
CITIBANK, N.A.,
CITIZENS BANK, N.A.,
FIFTH THIRD BANK, NATIONAL ASSOCIATION,
FIRST-CITIZENS BANK & TRUST COMPANY,
KEYBANC CAPITAL MARKETS INC.
and
U.S. BANK NATIONAL ASSOCIATION,
as Joint Lead Arrangers and Joint Bookrunners
and

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK,
COMERICA BANK,
CROSSFIRST BANK,
FIRST HORIZON BANK,
TEXAS CAPITAL BANK
and
UMB BANK, N.A.,
as Co-Documentation Agents

dated as of October 24, 2022

Page
ARTICLE 1 DEFINITIONS    2
Section 1.1    Definitions    2
Section 1.2    Accounting Matters    45
Section 1.3    ERISA Matters    46
Section 1.4    Letter of Credit Amounts    46
Section 1.5    Other Definitional Provisions    47
Section 1.6    Interpretative Provision    47
Section 1.7    Times of Day    47
Section 1.8    Other Loan Documents    47
Section 1.9    Divisions    47
Section 1.10    Rates    48
Section 1.11    Rounding    48
ARTICLE 2 THE COMMITMENTS AND CREDIT EXTENSIONS    48
Section 2.1    The Loans    48
Section 2.2    Letters of Credit    50
Section 2.3    Payments Generally; Administrative Agent’s Clawback    59
Section 2.4    Evidence of Debt    61
Section 2.5    Cash Collateral    62
Section 2.6    Interest; Payment Terms    63
Section 2.7    Voluntary Termination or Reduction of Aggregate Maximum Credit Amounts; Increase, Reduction and Termination of Aggregate Elected Commitment Amounts; Prepayments    65
Section 2.8    Borrowing Base    71
Section 2.9    Fees    77
ARTICLE 3 TAXES, YIELD PROTECTION AND INDEMNITY    78
Section 3.1    Increased Costs    78
Section 3.2    Illegality    79
Section 3.3    Inability to Determine Rates    80
Section 3.4    Taxes    82
Section 3.5    Compensation for Losses    87
Section 3.6    Mitigation of Obligations; Replacement of Lenders    87
Section 3.7    Survival    89
ARTICLE 4 SECURITY    89
Section 4.1    Mortgaged Properties    89
Section 4.2    Collateral    89
Section 4.3    Setoff    89
Section 4.4    Authorization to File Financing Statements    90
Section 4.5    Flood Insurance Provision    90
ARTICLE 5 CONDITIONS PRECEDENT    90
Section 5.1    Initial Extension of Credit    90
Section 5.2    All Extensions of Credit    95
i

Page
ARTICLE 6 REPRESENTATIONS AND WARRANTIES    96
Section 6.1    Entity Existence    96
Section 6.2    Financial Statements; Etc    96
Section 6.3    Action; No Breach    96
Section 6.4    Operation of Business    97
Section 6.5    Litigation    97
Section 6.6    Rights in Properties; Liens    97
Section 6.7    Enforceability    98
Section 6.8    Approvals    98
Section 6.9    Taxes    99
Section 6.10    Use of Proceeds; Margin Securities    99
Section 6.11    ERISA    99
Section 6.12    Disclosure    100
Section 6.13    Subsidiaries    100
Section 6.14    No Default    101
Section 6.15    Compliance with Laws    101
Section 6.16    Regulated Entities    101
Section 6.17    Environmental Matters    101
Section 6.18    Anti-Corruption Laws; Sanctions; Etc    102
Section 6.19    PATRIOT Act    102
Section 6.20    Insurance    102
Section 6.21    Solvency    103
Section 6.22    Security Documents    103
Section 6.23    Businesses    103
Section 6.24    Gas Imbalances; Prepayments    103
Section 6.25    Material Agreements    103
Section 6.26    Hedging Agreements and Transactions    103
Section 6.27    Marketing of Production    104
ARTICLE 7 AFFIRMATIVE COVENANTS    104
Section 7.1    Reporting Requirements    104
Section 7.2    Maintenance of Existence; Conduct of Business    109
Section 7.3    Maintenance and Operation of Properties    110
Section 7.4    Taxes and Claims    110
Section 7.5    Insurance    111
Section 7.6    Inspection Rights    111
Section 7.7    Keeping Books and Records    112
Section 7.8    Compliance with Laws    112
Section 7.9    Further Assurances    112
Section 7.10    ERISA    112
Section 7.11    Account Control Agreements    112
Section 7.12    Additional Collateral and Additional Guarantors    113
Section 7.13    Title Assurances    114
Section 7.14    Sanctions; Anti-Corruption Laws    115

Page
Section 7.15    Rolling Hedging Obligation    115
Section 7.16    Unrestricted Subsidiaries    116
ARTICLE 8 NEGATIVE COVENANTS    116
Section 8.1    Debt    116
Section 8.2    Limitation on Liens    118
Section 8.3    Mergers, Etc    121
Section 8.4    Restricted Payments; Redemptions of Permitted Additional Debt    121
Section 8.5    Investments    123
Section 8.6    Designation and Conversion of Restricted and Unrestricted Subsidiaries; Debt of Unrestricted Subsidiaries    125
Section 8.7    Transactions With Affiliates    125
Section 8.8    Disposition of Assets    126
Section 8.9    Sale and Leaseback    128
Section 8.10    Nature of Business    128
Section 8.11    Environmental Protection    128
Section 8.12    Accounting    129
Section 8.13    Burdensome Agreements    129
Section 8.14    Subsidiaries    129
Section 8.15    Amendments of Certain Documents    129
Section 8.16    Hedging Agreements and Transactions    130
Section 8.17    Take-or-Pay or other Prepayments    132
Section 8.18    Anti-Corruption Laws; Sanctions; Anti-Terrorism Laws    132
Section 8.19    Holding Company    133
ARTICLE 9 FINANCIAL COVENANTS    133
Section 9.1    Consolidated Net Leverage Ratio    133
Section 9.2    Current Ratio    133
ARTICLE 10 DEFAULT    133
Section 10.1    Events of Default    133
Section 10.2    Remedies Upon Default    135
Section 10.3    Application of Funds    136
Section 10.4    Performance by Administrative Agent    137
ARTICLE 11 AGENCY    137
Section 11.1    Appointment and Authority    137
Section 11.2    Rights as a Lender    138
Section 11.3    Exculpatory Provisions    139
Section 11.4    Reliance by Administrative Agent    140
Section 11.5    Delegation of Duties    140
Section 11.6    Resignation of Administrative Agent    141
Section 11.7    Non-Reliance on Administrative Agent and Other Lenders    142
Section 11.8    Administrative Agent May File Proofs of Claim    143

Page
Section 11.9    Collateral and Guaranty Matters    144
Section 11.10    Secured Cash Management Agreements and Secured Hedge Agreements    145
Section 11.11    Certain ERISA Matters    145
Section 11.12    Credit Bidding    147
Section 11.13    No Other Duties, Etc    148
Section 11.14    Flood Laws    148
Section 11.15    Recovery of Erroneous Payments    148
ARTICLE 12 MISCELLANEOUS    148
Section 12.1    Expenses    148
Section 12.2    INDEMNIFICATION    149
Section 12.3    Limitation of Liability    151
Section 12.4    No Duty    151
Section 12.5    Lenders Not Fiduciary    151
Section 12.6    Equitable Relief    152
Section 12.7    No Waiver; Cumulative Remedies    152
Section 12.8    Successors and Assigns    153
Section 12.9    Survival    157
Section 12.10    Amendment    157
Section 12.11    Notices    159
Section 12.12    Governing Law; Venue; Service of Process    163
Section 12.13    Counterparts    164
Section 12.14    Severability    164
Section 12.15    Headings    164
Section 12.16    Construction    164
Section 12.17    Independence of Covenants    164
Section 12.18    WAIVER OF JURY TRIAL    164
Section 12.19    Additional Interest Provision    165
Section 12.20    Ceiling Election    166
Section 12.21    USA PATRIOT Act Notice    166
Section 12.22    Defaulting Lenders    166
Section 12.23    Sharing of Payments by Lenders    168
Section 12.24    Payments Set Aside    169
Section 12.25    Confidentiality    170
Section 12.26    Electronic Execution of Assignments and Certain Other Documents    171
Section 12.27    Acknowledgement and Consent to Bail-In of Affected Financial Institutions    171
Section 12.28    Keepwell    172
Section 12.29    Acknowledgement Regarding Any Supported QFCs    172
Section 12.30    [Reserved]    173
Section 12.31    NOTICE OF FINAL AGREEMENT    173

INDEX TO SCHEDULES

Schedule	Description of Schedule	Section
2.1	Maximum Credit Amount, Elected Commitments and Applicable Percentages	2.1
6.5	Litigation and Judgments	6.5
6.9	Taxes	6.9
6.13	Subsidiaries	6.13
6.24	Gas Imbalances; Prepayments	6.24
6.25	Material Agreements	6.25
6.26	Hedging Agreements and Hedging Transactions	6.26
6.27	Marketing of Production	6.27
8.1	Existing Debt	8.1
8.2	Existing Liens	8.2
8.5	Existing Investments	8.5
12.11	Notices	12.11

    v

INDEX TO EXHIBITS

Exhibit	Description of Exhibit	Section
A	Assignment and Assumption	1.1
B	Compliance Certificate	1.1
C	Borrowing Request	1.1
D	Note	1.1
E	Tax Forms	3.4(g)
F	Form of Elected Commitment Increase Certificate	2.7(b)
G	Form of Additional Revolving Credit Lender Certificate	2.7(b)
H	Form of Available Free Cash Flow Certificate	7.1(v)

CREDIT AGREEMENT
This CREDIT AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of October 24, 2022, is among GRANITE RIDGE RESOURCES, INC., a Delaware corporation (“Borrower”), the lenders from time to time party hereto (collectively, the “Lenders” and each, individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Lender and L/C Issuer.
RECITALS
A.    Borrower has advised Administrative Agent (as defined in the Credit Agreement immediately prior to giving effect to the Third Amendment) and the Lenders that it has entered into that certain Business Combination Agreement dated as of May 16, 2022 (as in effect on the date hereof, without giving effect to any subsequent amendment or modification thereto except to the extent not prohibited by the terms hereof, the “Business Combination Agreement”), by and among Executive Network Partnering Corporation, a Delaware corporation (“ENPC”), Borrower, ENPC Merger Sub, Inc., a Delaware corporation and wholly-owned Domestic Subsidiary of Borrower (“ENPC Merger Sub”), GREP Merger Sub, LLC, a Delaware limited liability company and wholly-owned Domestic Subsidiary of Borrower (“GREP Merger Sub”), and GREP Holdings, LLC, a Delaware limited liability company (“GREP”). Pursuant to the Business Combination Agreement and the other Business Combination Transaction Documents (as defined herein), among other things, (i) ENPC Merger Sub will merge with and into ENPC, with ENPC surviving as a wholly-owned Domestic Subsidiary of Borrower and (ii) GREP Merger Sub will merge with and into GREP, with GREP surviving as a wholly-owned Domestic Subsidiary of Borrower (each of the foregoing transactions, as further described in the Business Combination Agreement, the “Specified Mergers”).
B.    As a condition precedent to the Specified Mergers and immediately prior to the effectiveness of the Specified Mergers, Grey Rock Energy Fund, LP, a Delaware limited partnership (“Grey Rock Fund I”), Grey Rock Energy Fund II, LP, Grey Rock Energy Fund II-B, LP, and Grey Rock Energy Fund II-B Holdings, L.P., each Delaware limited partnerships (collectively, “Grey Rock Fund II”), and Grey Rock Energy Fund III-A, LP, Grey Rock Energy Fund III-B, LP, and Grey Rock Energy Fund III-B Holdings, LP, each Delaware limited partnerships (collectively, “Grey Rock Fund III”), will, through one or more of their respective subsidiaries, contribute (either directly or indirectly through one or more steps) 100% of the Equity Interests in the Persons set forth on Schedule 6.13 hereto as of the date hereof (other than GREP and ENPC) (the “OpCo Subsidiaries”) to GREP pursuant to the terms of the Business Combination Agreement and the other Business Combination Transaction Documents and as further described as the “Company Pre-Closing Transactions” under the Business Combination Agreement (such transaction, the “Pre-Closing Transaction”).
C.    Immediately after giving effect to the Pre-Closing Transaction and the Specified Mergers, Borrower will directly or indirectly own 100% of the Equity Interests in the Persons set forth on Schedule 6.13 as of the date hereof (including the OpCo Subsidiaries) and 100% of the Oil and Gas Properties owned by the OpCo Subsidiaries immediately prior to giving effect
CREDIT AGREEMENT – Page 1

to the Pre-Closing Transaction and the Specified Mergers (including 100% of the Proved Oil and Gas Properties evaluated in the Initial Reserve Report).
D.    Borrower has requested that the Lenders extend credit to Borrower as described in this Agreement. The Lenders are willing to make such credit available to Borrower upon and subject to the provisions, terms and conditions hereinafter set forth.
NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:
ARTICLE 1

DEFINITIONS
Section 1.1Definitions. As used in this Agreement, all exhibits, appendices and schedules hereto and in any note, certificate, report or other Loan Document made or delivered pursuant to this Agreement, the following terms will have the meanings given such terms in this Article 1 or in the provision, section or recital referred to below:
“Acceptable Commodity Hedging Transaction” means any Commodity Hedging Transaction that complies with the requirements of Section 8.16(a).
“Account” means an account, as defined in the UCC.
“Account Control Agreement” means a control agreement, in form and substance reasonably satisfactory to Administrative Agent, which grants Administrative Agent “control” (within the meaning of Section 8.106 or Section 9.104 of the UCC, as applicable, in the applicable jurisdiction) over any Deposit Account, Securities Account or Commodity Account maintained by any Loan Party, in each case, among Administrative Agent, the applicable Loan Party and the applicable financial institution at which such Deposit Account, Securities Account or Commodity Account is maintained.
“Acquisition Consideration” means the consideration given by Borrower or any of its Restricted Subsidiaries for an acquisition of Property or series of related acquisitions of Property (including by way of merger or consolidation) or any other Investment of the type described in clauses (a) or (c) of the definition thereof, including but not limited to the sum of (without duplication) (a) the fair market value of any cash, Property (excluding Equity Interests) or services given, plus (b) the amount of any Debt assumed, incurred or Guaranteed (to the extent not otherwise included, and with respect to any Debt that is Guaranteed, only to the extent such Guarantee constitutes Debt) in connection with such acquisition or other Investment by Borrower or any of its Restricted Subsidiaries.
“Additional Revolving Credit Lender” has the meaning set forth in Section 2.7(b)(i).
CREDIT AGREEMENT – Page 2

“Additional Revolving Credit Lender Certificate” has the meaning set forth in Section 2.7(b)(ii)(G).
“Administrative Agent” means Bank of America, N.A., in its capacity as administrative agent under any of the Loan Documents, until the appointment of a successor administrative agent pursuant to the terms of this Agreement and, thereafter, shall mean such successor administrative agent.
“Administrative Agent’s Office” means Administrative Agent’s address and, as appropriate, account as set forth on Schedule 12.11, or such other address or account as Administrative Agent may from time to time notify to the Borrower and the Lenders.
“Administrative Questionnaire” means an administrative questionnaire in a form supplied by Administrative Agent.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided, however, other than for purposes of Section 8.7, no operating portfolio companies Controlled by any Permitted Holder shall be considered an Affiliate of any Loan Party.
“Agent Parties” means, collectively, Administrative Agent and its Related Parties.
“Aggregate Commitments” means, at any time, the aggregate amount of the Commitments of the Revolving Credit Lenders.
“Aggregate Elected Commitment Amounts” means, at any time, an amount equal to the sum of the Elected Commitments of the Revolving Credit Lenders, as the same may be increased, reduced or terminated pursuant to Section 2.7(b). The Aggregate Elected Commitment Amounts as of the Third Amendment Effective Date are $300,000,000.
“Aggregate Maximum Credit Amounts” means, at any time, an amount equal to the sum of the Maximum Credit Amounts of the Revolving Credit Lenders, as the same may be reduced or terminated pursuant to Section 2.7(a). The Aggregate Maximum Credit Amounts as of the Closing Date are $1,000,000,000.
“Agreement” has the meaning set forth in the introductory paragraph hereto, and includes all schedules, exhibits and appendices attached thereto.
CREDIT AGREEMENT – Page 3

“Annualized EBITDAX” means, for each of the Rolling Periods ending on or prior to June 30, 2023, (a) EBITDAX for such Rolling Period multiplied by (b) the factor for such Rolling Period set forth in the table below:

Rolling Period Ending	Factor
December 31, 2022	4
March 31, 2023	2
June 30, 2023	4/3

“Anti-Corruption Laws” means all state or federal Laws, rules, and regulations of any jurisdiction applicable to the Loan Parties or any of their Affiliates from time to time concerning or relating to bribery or corruption, including the FCPA and the Bank Secrecy Act, and other similar anti-corruption legislation in other jurisdictions.
“Anti-Terrorism Laws” has the meaning set forth in Section 6.19.
“Applicable Margin” means the applicable percentages per annum set forth below, based upon the Utilization applicable from time to time.

Pricing Level	Utilization	Base Rate Loans	SOFR Loans and Letter of Credit Fee	Commitment Fee
1	< 25%	2.000%	3.000%	0.500%
2	≥ 25% but < 50%	2.250%	3.250%	0.500%
3	≥ 50% but < 75%	2.500%	3.500%	0.500%
4	≥ 75% but < 90%	2.750%	3.750%	0.500%
5	≥ 90%	3.000%	4.000%	0.500%

The Applicable Margin shall immediately and automatically change on any Business Day on which the Utilization changes and, as a result of such change, would result in the Applicable Margin being determined by reference to a different a Pricing Level in the table above; provided that, if at any time Borrower fails to deliver a Reserve Report pursuant to Section 7.1(p), at the election of Administrative Agent or upon Administrative Agent’s election at the direction of the Majority Lenders, the “Applicable Margin” shall mean the rate per annum set forth on the foregoing grid when Utilization is at its highest level until such Reserve Report is delivered.
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“Applicable Percentage” means, with respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Maximum Credit Amounts represented by such Revolving Credit Lender’s Maximum Credit Amount at such time; provided that, if the Aggregate Commitments have been terminated pursuant to the terms hereof, then the Applicable Percentage of each Revolving Credit Lender shall be determined based upon the Applicable Percentage of such Revolving Credit Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.
“Applicable Rate” means (a) in the case of a Base Rate Loan, the Base Rate plus the Applicable Margin; and (b) in the case of a SOFR Loan, Term SOFR plus the Applicable Margin.
“Approved Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Approved Swap Counterparty” means (a) each Secured Hedge Provider and (b) Cargill, Incorporated, NextEra Energy Marketing, LLC, and EDF Trading North America, LLC and their respective Affiliates or any other Person proposed by Borrower so long as the long-term senior unsecured debt rating of such swap counterparty (or of the credit support provider for such swap counterparty’s obligations under its Hedging Transactions) at the time of proposal is at least BBB+/Baa1 by S&P or Moody’s (or their equivalent). Notwithstanding the foregoing, solely with respect to any Person described in the foregoing clause (b), Administrative Agent may, by giving written notice to Borrower, elect to revoke such swap counterparty’s status as an Approved Swap Counterparty for purposes of any Hedging Transactions entered into following such notice if the long-term senior unsecured debt rating of such Approved Swap Counterparty (or of the credit support provider for such Approved Swap Counterparty’s obligations under such Hedging Transactions) is not BBB+ or Baa1 by S&P or Moody’s (or their equivalent) or higher.
“Arrangers” means, collectively, BofA Securities, Inc., Capital One, National Association, Citibank, N.A., Citizens Bank, N.A., Fifth Third Bank, National Association, First-Citizens Bank & Trust Company, KeyBanc Capital Markets Inc. and U.S. Bank National Association, in each case, in their respective capacities as joint lead arrangers and joint bookrunners hereunder.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 12.8), and accepted by Administrative Agent, in substantially the form of Exhibit A or any other form approved by Administrative Agent.
“Authorized Party” has the meaning set forth in Section 12.11(d)(iii).
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“Auto-Extension Letter of Credit” means a Letter of Credit that has automatic extension provisions.
“Available Free Cash Flow” means, as of any time of determination, (a) an amount equal to the Free Cash Flow for the most recently completed Rolling Period, in each case, for which financial statements have been delivered for Borrower pursuant to Section 7.1(b), beginning with the Rolling Period ending December 31, 2022 minus (b) the aggregate amount of Restricted Payments made in reliance on Section 8.4(a)(iii) minus (c) the aggregate amount of Redemptions made in reliance on Section 8.4(b)(iii) minus (d) the aggregate amount of Investments made in reliance on Section 8.5(l) (in the case of each of the foregoing clause (b) through clause (d), each a “Free Cash Flow Utilization”) during the three most recently completed Free Cash Flow Usage Periods (or, in the case of any date of determination before three Free Cash Flow Usage Periods have been completed, during the number of then completed Free Cash Flow Usage Periods, if any) and the then current Free Cash Flow Usage Period.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bank of America” means Bank of America, N.A.
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.
“Base Rate” means, for any day, a rate of interest per annum equal to the highest of (a) the Prime Rate for such day; (b) the sum of the Federal Funds Rate for such day plus one-half of one percent (0.5%); and (c) Term SOFR for a one-month tenor calculated on such day in accordance with clause (b) of the definition of “Term SOFR” plus one percent (1.00%) and (d) one percent (1.00%). If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.3 hereof, then the Base Rate shall be the greater of clauses (a), (b) and (d) above and shall be determined without reference to clause (c) above.
“Base Rate Borrowing” means, as to any Borrowing, the Base Rate Loans comprising such Borrowing.
CREDIT AGREEMENT – Page 6

“Base Rate Loan” means any Loan bearing interest based on a rate determined by reference to the Base Rate.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. §1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code, or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Board of Governors” means the Board of Governors of the Federal Reserve System of the United States of America.
“Borrower” means the Person identified as such in the introductory paragraph hereto, and its successors and assigns to the extent permitted by Section 12.8.
“Borrower Materials” has the meaning set forth in Section 12.11(e).
“Borrowing” means a borrowing consisting of Loans and, in the case of SOFR Loans, having the same Interest Period, made by each of the Revolving Credit Lenders pursuant to Section 2.1.
“Borrowing Base” means, as of any date of determination, the loan amount that may be supported by the Oil and Gas Properties of Borrower and its Restricted Subsidiaries, as determined by Administrative Agent and approved by the Required Lenders, or all of the Revolving Credit Lenders, as applicable, as set forth in Section 2.8, and as the same may be adjusted from time to time pursuant to Section 2.8(f), Section 2.8(g) and Section 7.13(c).
“Borrowing Base Deficiency” means the occurrence of the total Revolving Credit Exposure of the Revolving Credit Lenders exceeding the Borrowing Base then in effect (whether as a result of a Periodic Determination, a Special Determination, a reduction of the Borrowing Base pursuant to Section 2.8 or Section 7.13(c) or a Periodic Determination or a Special Determination or a combination of the foregoing). The amount of the Borrowing Base Deficiency at any time is the amount by which the total Revolving Credit Exposure of the Revolving Credit Lenders exceeds the Borrowing Base in effect at such time.
“Borrowing Base Deficiency Notice” means a notice in writing from Administrative Agent to Borrower that a Borrowing Base Deficiency exists.
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“Borrowing Base Hedge Liquidation” means the liquidation, monetization, unwinding, creation of an offsetting position, early termination or transfer (by novation or otherwise) of any Commodity Hedging Transaction, or the amendment of any such Commodity Hedging Transaction in any way that would reasonably be expected to reduce the Borrowing Base value thereof, including any sale, assignment, or other transfer of Equity Interests in any Restricted Subsidiary that is a party to any such Commodity Hedging Transaction to a Person that is not Borrower or another Restricted Subsidiary; provided that none of the following shall constitute a Borrowing Base Hedge Liquidation: (a) any transfer (by novation or otherwise) of a Commodity Hedging Transaction from Borrower or any Restricted Subsidiary to Borrower or another Restricted Subsidiary, (b) any assignment or novation of a Commodity Hedging Transaction from the existing counterparty to an Approved Swap Counterparty, with Borrower or any Restricted Subsidiary being the “remaining party” for purposes of such assignment or novation, (c) the termination of a Commodity Hedging Transaction at the end of its stated term or in the final month of its stated term, and (d) any replacement, in a substantially contemporaneous transaction, of one or more Commodity Hedging Transactions of Borrower or any Restricted Subsidiary with one or more Commodity Hedging Transactions with Borrower or any Restricted Subsidiary covering Hydrocarbons of the type that were hedged pursuant to such replaced Commodity Hedging Transaction(s) and with notional volumes, prices and tenors not less favorable to Borrower and its Restricted Subsidiaries than those set forth in such replaced Commodity Hedging Transaction(s) and without material cash payments (other than transaction expenses) to Borrower and its Restricted Subsidiaries in connection therewith.
“Borrowing Request” means a writing, substantially in the form of Exhibit C, properly completed and signed by Borrower, requesting a Borrowing.
“Business Combination Agreement” has the meaning set forth in the Recitals.
“Business Combination Transaction Documents” means, collectively, (a) the Business Combination Agreement, (b) the Membership Interest Assignments, (c) the Management Services Agreement and (d) all related merger agreements, contribution agreements, conveyances, assignments, and other material agreements and instruments executed and delivered in connection with the Specified Mergers and the Pre-Closing Transaction, in each case, as the same may be amended, supplemented or otherwise modified from time to time to the extent permitted under Section 8.15.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, Dallas Texas or the state where the Administrative Agent’s Office is located.
“Capitalized Lease Obligation” means, with respect to any Person, the amount of Debt under a lease of Property by such Person that would be shown as a liability on a balance sheet of such Person prepared for financial reporting purposes in accordance with GAAP.
“Cash Collateralize” means to pledge and deposit with or deliver to Administrative Agent, for the benefit of one or more of L/C Issuer or the Revolving Credit Lenders, as collateral for L/C Obligations or obligations of the Revolving Credit Lenders to
CREDIT AGREEMENT – Page 8

fund participations in respect of L/C Obligations, cash or deposit account balances or, if Administrative Agent and L/C Issuer shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to Administrative Agent and L/C Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
“Cash Equivalents” means:
Article 1direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of acquisition thereof.
(a)commercial paper maturing within one year from the date of acquisition thereof rated in the highest grade by S&P or Moody’s.
(b)demand deposits, and time deposits maturing within one year from the date of creation thereof, with or issued by any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000 (as of the date of such bank or trust company’s most recent financial reports) and has a short term deposit rating of at least A2 or P2, as such rating is set forth from time to time, by S&P or Moody’s, respectively.
(c)deposits in money market funds at least 95% of whose assets are cash and investments described in the preceding clauses (a), (b) and (c) or otherwise complying with Rule 2a-7 of the SEC.
“Cash Management Services” means any service provided to, facility extended to, or transaction consisting of (a) deposit accounts, (b) cash management services, including treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e-payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) and other cash management arrangements or (c) debit cards, stored value cards, and credit cards (including commercial credit cards (including so-called “procurement cards” or “P-cards”)) and debit card and credit card processing services.
“Casualty Event” means any loss, casualty or other insured damage to, or any nationalization, taking under power of eminent domain or by condemnation or similar proceeding of, any Property of the Loan Parties or any of their Restricted Subsidiaries.
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any Law, rule, regulation or treaty, (b) any change in any Law, rule, regulation or treaty or in the administration, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request,
CREDIT AGREEMENT – Page 9

rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, implemented, adopted or issued.
“Change of Control” means an event or series of events by which:
(d)any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than the Permitted Holders, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of the greater of (i) 35% or more of the Equity Interests of Borrower entitled to vote for members of the board of directors or equivalent governing body of Borrower and (ii) the percentage of the Equity Interests of Borrower entitled to vote for members of the board of directors or equivalent governing body of Borrower owned in the aggregate by the Permitted Holders (which percentage under this clause (ii) is not to exceed 50% of the Equity Interests of Borrower entitled to vote for members of the board of directors or equivalent governing body of Borrower), in each case, on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right);
(e)during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or
(f)a “change of control” or any comparable term under, and as defined in, any Permitted Additional Debt Document evidencing Material Debt shall have occurred.
“Closing Date” means the first date all the conditions precedent in Section 5.1 are satisfied or waived in accordance with Section 12.10.
“Closing Date Historical Financials” has the meaning set forth in Section 5.1(w).
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“Closing Date Projections” has the meaning set forth in Section 5.1(w).
“CME” means CME Group Benchmark Administration Limited.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Collateral” means, collectively, all of the Property of Borrower and the other Loan Parties in which Liens are granted and/or purported to be granted pursuant to the Security Documents to secure the Obligations or any part thereof, including, among other things, the Mortgaged Properties, but which in no event will include any Excluded Asset.
“Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Loans to Borrower pursuant to Section 2.1(a) and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the least of (i) such Lender’s Maximum Credit Amount, (ii) such Lender’s Applicable Percentage of the Borrowing Base in effect from time to time and (iii) such Lender’s Elected Commitment.
“Commodity Account” shall have the meaning set forth in Chapter 9 of the UCC.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Commodity Hedging Transaction” means any Hedging Transaction relating to Hydrocarbons.
“Compliance Certificate” means a certificate, substantially in the form of Exhibit B, or in any other form agreed to by Borrower and Administrative Agent, prepared by and certified by a Responsible Officer of Borrower.
“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate,” “SOFR,” “Term SOFR” and “Interest Period,” timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the reasonable discretion of Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent reasonably determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
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“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consolidated Cash Balance” means, at any time, (a) the aggregate amount of cash and Cash Equivalents held or owned by (either directly or indirectly), credited to the account of or otherwise required to be reflected as an asset on the balance sheet, in each case, of Borrower or any of its Restricted Subsidiaries (other than cash collateral in respect of Letters of Credit held by Administrative Agent pursuant to Section 2.5) less (b) the sum of (i) any cash or Cash Equivalents set aside to pay royalty obligations, working interest obligations, suspense payments, severance Taxes, payroll, payroll Taxes, other Taxes, employee wage and benefit payments and trust and fiduciary obligations or other obligations of Borrower or any of its Restricted Subsidiaries then due and owing to third parties, (ii) any cash or Cash Equivalents to be used to pay other obligations of Borrower or any Restricted Subsidiary permitted to be paid hereunder for which Borrower or such Restricted Subsidiary has issued checks or has initiated wires or ACH transfers (or, as determined in Borrower’s good faith discretion, will issue checks or initiate wires or ACH transfers within five (5) Business Days) but that has or have not yet been subtracted from the balance in the relevant account of Borrower or any of its Restricted Subsidiaries (including, for the avoidance of doubt, amounts to be used within five (5) Business Days to pay the purchase price for an acquisition by Borrower or any of its Restricted Subsidiaries pursuant to a binding and enforceable purchase and sale agreement containing customary provisions regarding the payment and refunding of such purchase price), (iii) any cash or Cash Equivalents of Borrower or any of its Restricted Subsidiaries constituting purchase price deposits held in escrow pursuant to a binding and enforceable purchase and sale agreement with an unaffiliated third party, (iv) any cash proceeds received by Borrower from the issuance by Borrower of any Equity Interests that are (A) designated in writing to Administrative Agent by Borrower at the time of (or promptly after) receipt thereof to be excluded pursuant to this clause (iv) and (B) segregated and maintained in a separate deposit account of Borrower or a Restricted Subsidiary maintained exclusively for holding such cash proceeds; provided that any such designated proceeds in this clause (iv) shall not be included in the calculation of clause (b) hereof after sixty (60) days following the receipt of such designation by Borrower (or such longer period of time as may be agreed to by Administrative Agent in its sole discretion), and (v) any cash proceeds received by Borrower from the issuance or incurrence by Borrower of any Permitted Additional Debt that are (A) designated in writing to Administrative Agent by Borrower at the time of (or promptly after) receipt thereof to be excluded pursuant to this clause (v) and (B) segregated and maintained in a separate deposit account of Borrower or a Restricted Subsidiary maintained exclusively for holding such cash proceeds; provided that any such designated proceeds in this clause (v) shall not be included in the calculation of clause (b) hereof after sixty (60) days following the receipt of such designation by Borrower (or such longer period of time as may be agreed to by Administrative Agent in its sole discretion).
“Consolidated Cash Balance Threshold” means, as of any date of determination, an amount equal to the greater of (a) $30,000,000 and (b) ten percent (10%) of the Borrowing Base then in effect (which amount under this clause (b) not to exceed at any time $50,000,000).
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“Consolidated Net Leverage Ratio” means, (a) with respect to Section 9.1, as of the last day of any Rolling Period, the ratio of (i) Consolidated Total Debt as of such date to (ii) EBITDAX (or, in the case of the Rolling Periods ending on or prior to June 30, 2023, Annualized EBITDAX) for the Rolling Period ending on such date and (b) with respect to any calculation thereof for other purposes hereunder, the ratio of (i) Consolidated Total Debt as of such date to (ii) EBITDAX (or, in the case of the Rolling Periods ending on or prior to June 30, 2023, Annualized EBITDAX) for the most recently ended Rolling Period for which financial statements are available. Notwithstanding the foregoing, solely for purposes of calculating the Consolidated Net Leverage Ratio pursuant to Section 8.4(a)(iii), Section 8.4(a)(iv) and Section 8.4(a)(v) at any time on or before the date the financial statements for the fiscal quarter ending December 31, 2022 are delivered to Administrative Agent pursuant to Section 7.1(b), EBITDAX for the fiscal quarters ending December 31, 2021, March 31, 2022, June 30, 2022 and September 30, 2022 shall not be annualized and shall be deemed to be $53,480,000, $69,713,000, $113,628,000 and $98,960,456, respectively.
“Consolidated Restricted Subsidiaries” means any Restricted Subsidiaries that are Consolidated Subsidiaries.
“Consolidated Subsidiaries” means each Subsidiary of Borrower (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of Borrower in accordance with GAAP.
“Consolidated Total Debt” means, at any date, the remainder of (a) all Debt of Borrower and its Consolidated Restricted Subsidiaries on a consolidated basis in accordance with GAAP minus (b) the aggregate amount of unrestricted cash and Cash Equivalents of Borrower and its Consolidated Restricted Subsidiaries in an amount not to exceed the Consolidated Cash Balance Threshold.
“Consolidated Unrestricted Subsidiaries” means any Unrestricted Subsidiaries that are Consolidated Subsidiaries.
“Constituent Documents” means (a) in the case of a corporation, its articles or certificate of incorporation and bylaws; (b) in the case of a general partnership, its partnership agreement; (c) in the case of a limited partnership, its certificate of limited partnership or certificate of formation, as applicable, and partnership agreement; (d) in the case of a trust, its trust agreement; (e) in the case of a joint venture, its joint venture agreement; (f) in the case of a limited liability company, its articles of organization, operating agreement, regulations and/or other similar organizational and governance documents and agreements; and (g) in the case of any other entity, its organizational and governance documents and agreements.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
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“Controlled Investment Affiliate” means any investment fund managed by or under common management with such Person or any general partner, manager or investment manager thereof and any investment fund with (a) the same general partner, manager or investment manager as any investment fund managed by or under common management with such Person or (b) a general partner, manager or investment manager affiliated with any general partner, manager or investment manager of any investment fund managed by or under common management with such Person.
“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” has the meaning set forth in Section 12.29.
“Credit Extension” means each of (a) a Borrowing and (b) an L/C Credit Extension.
“Current Ratio” means, as of any date, the ratio of (a) current assets of Borrower and its Consolidated Restricted Subsidiaries (including the unused amount of the Aggregate Commitments to the extent that Borrower is permitted to borrow such amount under the terms of this Agreement, including Section 5.2 hereof, but excluding the amount of any non-cash items as a result of the application of FASB ASC 410 and 815 under GAAP and non-cash assets in respect of gas imbalances under GAAP) to (b) current liabilities of Borrower and its Consolidated Restricted Subsidiaries (but excluding (i) the amount of any liabilities respecting any non-cash items as a result of the application of FASB ASC 410 and 815 under GAAP, (ii) non-cash obligations in respect of gas imbalances under GAAP and (iii) the current portion of the Obligations on such date), in each case determined in accordance with GAAP.
“Daily Simple SOFR” with respect to any applicable determination date means SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source).
“Debt” means, of any Person as of any date of determination (without duplication):
(g)all obligations of such Person for borrowed money or evidenced by bankers’ acceptances, debentures, notes, bonds or other similar instruments;
(h)all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments;
(i)obligations of such Person with respect to Disqualified Equity Interests;
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(j)obligations of such Person in respect of Capitalized Lease Obligations or under so called “synthetic leases”;
(k)all accounts payable and all accrued expenses, liabilities or other obligations of such Person to pay the deferred purchase price of Property or services;
(l)Debt (as defined in the other clauses of this definition) of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any Property of such Person, whether or not such Debt is assumed by such Person;
(m)the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment;
(n)Debt (as defined in the other clauses of this definition) of others Guaranteed by such Person to the extent of the lesser of the amount of such Debt and the maximum stated amount of such Guarantee; and
(o)Debt (as defined in the other clauses of this definition) of a partnership, joint venture or any other entity for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement (but only to the extent of such liability), unless such Debt is expressly made non-recourse to such Person;
provided, however, that “Debt” does not include (i) obligations with respect to surety or performance bonds and similar instruments entered into in the ordinary course of business in connection with the operation, development, abandonment or remediation of Oil and Gas Properties or in connection with the enforcement or defense of rights or claims of any Loan Party, or with respect to appeal bonds, (ii) accounts payable and accrued expenses, liabilities or other obligations to pay the deferred purchase price of Property or services, from time to time incurred in the ordinary course of business which are not greater than ninety (90) days past the date of invoice or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, or (iii) endorsements of negotiable instruments for deposit or collection.
“Debtor Relief Laws” means the Bankruptcy Code, or any other applicable Law, domestic or foreign, as now or hereafter in effect, relating to bankruptcy, insolvency, liquidation, receivership, reorganization, assignment for the benefit of creditors, moratorium, arrangement or composition, extension or adjustment of debts, or similar Laws affecting the rights of creditors.
“Default” means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.
“Default Interest Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Margin applicable to a Base Rate Loan plus (iii) two percent (2%) per annum and (b) when used
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with respect to Letter of Credit Fees, a rate equal to the Applicable Margin plus two percent (2%) per annum; provided, however, in no event shall the Default Interest Rate exceed the Maximum Rate.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Defaulting Lender” means, subject to Section 12.22(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder, or (ii) pay to Administrative Agent, L/C Issuer, or any Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two (2) Business Days of the date when due, (b) has notified Borrower, Administrative Agent, or L/C Issuer in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect, (c) has failed, within three (3) Business Days after written request by Administrative Agent or Borrower, to confirm in writing to Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 12.22(b)) upon delivery of written notice of such determination to Borrower and each Lender.
“Deposit Account” shall have the meaning set forth in Chapter 9 of the UCC.
“Disposition” means any sale, transfer, assignment, conveyance, release or other disposition (including by means of a Farmout) of any interest in Property (including any Oil and Gas Property), or of any interest in a Restricted Subsidiary that owns Property (including, but not limited to, any Oil and Gas Property), in any transaction or event or series of transactions or events (including pursuant to a division), and “Dispose” has the correlative meaning thereto.
“Disqualified Equity Interest” means any Equity Interest that, by its terms (or the terms of any security or other Equity Interests into which it is convertible or for which it is
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exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Equity Interests that are not Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Aggregate Commitments), (b) is redeemable at the option of the holder thereof, in whole or in part (but if in part only with respect to such amount that meets the criteria set forth in this definition), (c) provides for unconditional scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Debt of the type described in clause (a) of the definition thereof or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the earlier of (i) the Maturity Date and (ii) the date on which there are no Loans, L/C Obligations or other obligations hereunder outstanding and all of the Commitments are terminated; provided that, if such Equity Interests are issued pursuant to a plan for the benefit of employees of any Loan Party or any Restricted Subsidiary of a Loan Party or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by any Loan Party or any of its Restricted Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability.
“Dollars” and “$” mean lawful money of the United States of America.
“Domestic Subsidiary” means any Subsidiary that is organized under the Laws of any political subdivision of the U.S.
“EBITDAX” means, subject to Section 1.2(c), with respect to Borrower and its Consolidated Restricted Subsidiaries, for any period, an amount, determined on a consolidated basis, equal to (a) Net Income (excluding any non-cash revenue or expense associated with Hedging Agreements resulting from FASB ASC 815 and any non-cash charges attributable to the application of FASB ASC 410) plus without duplication (b) the sum of the following to the extent deducted in the calculation of Net Income: (i) interest expense; (ii) income, franchise and similar Taxes imposed on or measured by net income (however denominated); (iii) depreciation; (iv) depletion; (v) amortization; (vi) other non-cash losses and expenses (including, without limitation, non-cash impairment losses); (vii) losses on the Disposition of assets (other than Hydrocarbons in the ordinary course of business) or resulting from the termination of Hedging Transactions; (viii) IDC and other exploration expenses deducted in determining Net Income; (ix) plugging and abandonment costs and expenses; and (x) the actual transaction costs, expenses, fees and charges incurred with respect to (A) the Transactions occurring on the Closing Date, (B) any Material Acquisition of the type described in clause (b) of the definition thereof (in each case, including legal fees, title and environmental due diligence costs, transition overhead, pre-close overhead paid to the seller as a purchase price adjustment, and new software implementation costs) in an aggregate amount with respect to this clause (B) not to exceed $2,000,000 for any Rolling Period, and (C) the incurrence or issuance of any Permitted Additional Debt and any amendment, refinancing, or other modification thereof permitted under this Agreement in an aggregate amount with respect to this clause (C)
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not to exceed $5,000,000 for any Rolling Period; minus without duplication (c) the sum of the following to the extent included in the calculation of Net Income: (i) income Tax credits (to the extent not netted from income tax expense or non-cash income); (ii) gains on the Disposition of assets (other than Hydrocarbons in the ordinary course of business) or resulting from the termination of Hedging Transactions; and (iii) all non-cash items increasing Net Income. For purposes of calculating EBITDAX for any period, if during such period Borrower or any Consolidated Restricted Subsidiary shall have consummated a Material Acquisition or a Material Disposition, EBITDAX for such period shall be calculated after giving pro forma effect thereto as if such Material Acquisition or Material Disposition, as the case may be, occurred on the first day of such period; provided that all such pro forma calculations shall be reasonably satisfactory to Administrative Agent (and, with respect to the Material Acquisition of the type described in clause (a) of the definition thereof, such pro forma calculations shall “annualize” the general and administrative expenses of the Loan Parties for such partial period as if incurred through the entire relevant period of determination).
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Elected Commitment” means, as to each Revolving Credit Lender, the amount set forth opposite such Revolving Credit Lender’s name on Schedule 2.1 under the caption “Elected Commitment”, as the same may be increased, reduced or terminated from time to time in connection with an increase, reduction or termination of the Aggregate Elected Commitment Amounts pursuant to Section 2.7(b).
“Elected Commitment Increase Certificate” has the meaning set forth in Section 2.7(b)(ii)(F).
“Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. § 7006.
“Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. § 7006.
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“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 12.8(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 12.8(b)(iii)).
“Engineering Reports” has the meaning set forth in Section 2.8(d)(i).
“Environmental Laws” means any and all federal, state, and local Laws, regulations, judicial decisions, orders, decrees, rules, permits, licenses, and other governmental restrictions and requirements pertaining to public health, safety, or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act, 33 U.S.C. §1251 et seq., the Clean Air Act, 42 U.S.C. §7401 et seq., the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. §11001 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. §5101 et seq., the Toxic Substances Control Act, 15 U.S.C. §2601 et seq., the Oil Pollution Act of 1990, 33 U.S.C. §2701 et seq., the Safe Drinking Water Act, 42 U.S.C. §300f et seq., the Occupational Safety and Health Act, 29 U.S.C. §651 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. §136 et seq., the Endangered Species Act, 16 U.S.C. §1531 et seq., the National Environmental Policy Act, 42 U.S.C. §4321 et seq., the Rivers and Harbors Appropriation Act of 1899, 33 U.S.C. §407, all similar state statutes and local ordinances, and all regulations promulgated under any of those statutes, and all administrative and judicial actions respecting such legislation, all as amended from time to time.
“Environmental Liabilities” means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs, and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any Environmental Law, permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment, resulting from the past, present, or future operations of such Person or its Affiliates.
“Equity Interests” means, as to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.
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“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with the rules and regulations promulgated thereunder.
“ERISA Affiliate” means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as a Loan Party, is under common control (within the meaning of Section 414(c) of the Code) with a Loan Party, or, for purposes of the provisions relating to Section 412 of the Code or Section 303 of ERISA, is otherwise considered a single employer with a Loan Party pursuant to Sections 414(m) or (o) of the Code.
“ERISA Event” means (a) a Reportable Event with respect to a Plan, (b) a withdrawal by any Loan Party or any ERISA Affiliate from a Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA, (c) the incurrence by any Loan Party or any ERISA Affiliate of any liability with respect to the complete or partial withdrawal by any Loan Party or any ERISA Affiliate from a Multiemployer Plan, (d) the receipt by any Loan Party or any ERISA Affiliate from the PBGC or a plan administrator of a notice of intent to terminate a Plan or to appoint a trustee to administer any Plan, the filing by any Loan Party or any ERISA Affiliate of a notice of intent to terminate a Plan, the treatment of a Plan or Multiemployer Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Plan or Multiemployer Plan, (e) the imposition of any liability to the PBGC under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate, (f) the failure of any Loan Party or ERISA Affiliate to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA) with respect to any Plan or Multiemployer Plan, or (g) a Plan becomes subject to the at-risk requirements in Section 303 of ERISA or Section 430 of the Code or a Multiemployer Plan is in endangered or critical status under Section 305 of ERISA or Section 432 of the Code.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Event of Default” has the meaning set forth in Section 10.1.
“Excepted Liens” means those Liens permitted by Section 8.2 (other than clause (u) thereof); provided that (i) no intention to subordinate the first priority Lien granted in favor of Administrative Agent and the Secured Parties is to be hereby implied or expressed by the permitted existence of such Excepted Liens and (ii) the term “Excepted Liens” shall not include any Lien securing Debt for borrowed money other than the Obligations.
“Excluded Accounts” means (a) any Deposit Account, Commodity Account or Securities Account so long as the balance in each such account, individually, does not exceed $250,000 at any time and the aggregate balance of all such Deposit Accounts, Commodity Accounts and Securities Accounts does not at any time exceed $500,000, (b) any Deposit
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Account that is a zero balance account or a Deposit Account for which the balance of such Deposit Account is transferred at the end of each date to a Deposit Account that is not an Excluded Account, (c) any other Deposit Accounts exclusively used for trust, payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any employees of the Loan Parties or any of their Restricted Subsidiaries and (d) any other Deposit Account, Commodity Account or Securities Account that is pledged to a third party to the extent such Lien is permitted by the Loan Documents.
“Excluded Assets” has the meaning given to such term in the Security Agreement.
“Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of, or the grant by such Loan Party of a Lien to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to any “keepwell, support or other agreement” for the benefit of such Loan Party and any and all Guarantees of such Loan Party’s Swap Obligations by Borrower or any other Loan Party) at the time the Guarantee of such Loan Party, or a grant by such Loan Party of a Lien, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one (1) swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or Lien is or becomes excluded in accordance with the first sentence of this definition.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a Law in effect on the date on which (i) such Lender acquires such interest in such Loan or Commitment (other than pursuant to an assignment request by Borrower under Section 3.6(b)) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.4, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.4(g) and (d) any U.S. federal withholding Taxes imposed under FATCA.
“Existing Effective Date Letters of Credit” means, collectively, the (a) Irrevocable Standby Letter of Credit #44419, dated December 7, 2017, issued by Prosperity
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Bank (successor by merger to LegacyTexas Bank), for the account of GREP William LLC, in favor of Bureau of Indian Affairs – Office of Trust Services Division of Real Estate Services in the original face amount of $150,000, and (b) Irrevocable Standby Letter of Credit #444120, dated December 7, 2017, issued by Prosperity Bank (successor by merger to LegacyTexas Bank), for the account of GREP Wolverine LLC, in favor of Bureau of Indian Affairs – Office of Trust Services Division of Real Estate Services in the original face amount of $150,000.
“Facility” means the revolving credit facility provided for and governed by this Agreement.
“Farmout” means an arrangement pursuant to any agreement whereby the owner(s) of one or more oil, gas and/or mineral leases or other oil and natural gas working interests with respect to any Property from which production of Hydrocarbons is sought agrees to transfer or assign an interest in such Property to one or more Persons in exchange for drilling, or participating in, the cost of the drilling of (or agreeing to do so) one or more wells, or undertaking other exploration or development activities or participating in the cost of such activities, in an attempt to obtain production of Hydrocarbons from such Property.
“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.
“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.
“Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that, solely for the purposes of Sections 2.2(c)(vi), 2.2(d)(ii), 2.3(b), 11.15 and 12.24, if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“Fee Letters” means (a) that certain letter agreement styled “Mandate Letter” dated as of February 23, 2025, between Borrower, BofA Securities, Inc., and Bank of America and (b) any other fee letter among Borrower and Administrative Agent, BofA Securities, Inc. and/or Bank of America concerning fees to be paid by Borrower in connection with this Agreement, including any amendments, restatements, supplements or modifications thereof.
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“Financial Covenants” means the covenants set forth in Sections 9.1 and 9.2.
“First Amendment” means that certain First Amendment to Credit Agreement dated as of the First Amendment Effective Date, among the Borrower, the other Loan Parties party thereto, the Administrative Agent, the Lenders party thereto and the L/C Issuer.
“First Amendment Effective Date” means November 7, 2023.
“Flood Insurance Regulations” means (a) the National Flood Insurance Act of 1968, (b) the Flood Disaster Protection Act of 1973, (c) the National Flood Insurance Reform Act of 1994 (amending 42 U.S.C. §§ 4001 et seq.), (d) the Flood Insurance Reform Act of 2004 and (e) the Biggert-Waters Flood Insurance Reform Act of 2012, in each case as now or hereafter in effect or any successor statute thereto and including any regulations promulgated thereunder.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the Closing Date, the modification, amendment or renewal of this Agreement or otherwise) with respect to the then applicable benchmark. As of the Closing Date, the Floor is zero percent.
“Foreign Lender” means a Lender that is not a U.S. Person.
“Free Cash Flow” means, for any fiscal quarter, (a)(i) EBITDAX minus (ii) the increase (or plus the decrease) in non-cash working capital (excluding, for the avoidance of doubt, non-cash assets and non-cash obligations in each case under ASC 815) from the previous fiscal quarter minus (b) the sum, in each case without duplication, of the following amounts for such period: (i) voluntary and scheduled cash principal repayments of Debt (other than the Loans) which cannot be reborrowed pursuant to the terms of such Debt (including, for the avoidance of doubt, any Redemptions made in reliance on Section 8.4(b)(iv), but excluding those made in reliance on Section 8.4(b)(i), Section 8.4(b)(ii) and Section 8.4(b)(iii)), (ii) capital expenditures, (iii) interest expense paid in cash, (iv) Taxes paid in cash, (v) exploration expenses paid in cash, (vi) Restricted Payments made in cash during such period solely to the extent made in reliance on Section 8.4(a)(iv) and Section 8.4(a)(v), (vii) Investments made in cash in any Person during such period solely to the extent made in reliance on Section 8.5(m) and Section 8.5(n) and (viii) to the extent not included in the foregoing and added back in the calculation of EBITDAX, any other cash charge that otherwise served to increase EBITDAX for such period. For purposes of calculating Free Cash Flow for the fiscal quarter ending December 31, 2022, Free Cash Flow for such period shall be calculated after giving pro forma effect to the Material Acquisition described in clause (a) of such term as if such Material Acquisition occurred on the first day of such period; provided that all such pro forma calculations shall be reasonably satisfactory to Administrative Agent.
“Free Cash Flow Usage Period” means each period between the date of delivery of financial statements under Section 7.1(b). For purposes of this Agreement, the first Free Cash Flow Usage Period will commence on the date the financial statements for the fiscal year ending December 31, 2022 are delivered to Administrative Agent pursuant to Section 7.1(b).
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“Free Cash Flow Utilization” has the meaning set forth in the definition of “Available Free Cash Flow”.
“Fronting Exposure” means, at any time there is a Revolving Credit Lender that is a Defaulting Lender, with respect to L/C Issuer, such Defaulting Lender’s Applicable Percentage of the Outstanding Amount of the L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.
“Funding Account” shall, after Third Amendment Effective Date, refer to any Deposit Account designated by Borrower to Administrative Agent from time to time in writing as the “Funding Account”; provided that, subject to Section 6 of the Third Amendment, the “Funding Account” must at all times be a Deposit Account maintained with Administrative Agent and subject to an Account Control Agreement.
“GAAP” means, subject to Section 1.2(b), United States generally accepted accounting principles, applied on a consistent basis, as set forth in opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question.
“Gas Balancing Agreement” means any agreement or arrangement whereby Borrower or any of its Restricted Subsidiaries, or any other party owning an interest in any Hydrocarbons to be produced from Oil and Gas Properties in which Borrower or any of its Restricted Subsidiaries owns an interest, has a right to take more than its proportionate share of production therefrom.
“Governmental Authority” means the government of the United States of America or any other nation, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank, tribal body or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank), and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).
“Grey Rock Fund I” has the meaning set forth in the Recitals.
“Grey Rock Fund II” has the meaning set forth in the Recitals.
“Grey Rock Fund III” has the meaning set forth in the Recitals.
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“Grey Rock Service Provider” means Grey Rock Administration, LLC, a Delaware limited liability company, and its successors and permitted assigns, in its capacity as “Service Provider” under the Management Services Agreement.
“Guarantee” by any Person means any obligation or liability, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person as well as any obligation or liability, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation or liability (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to operate Property, to take-or-pay, or to maintain net worth or working capital or other financial statement conditions or otherwise) or (b) entered into for the purpose of indemnifying or assuring in any other manner the obligee of such Debt or other obligation or liability of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect to which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The terms “Guarantee” and “Guaranteed” used as a verb have a corresponding meaning.
“Guarantors” means, collectively, each Restricted Subsidiary of Borrower that Guarantees the Obligations pursuant to the Guaranty, and “Guarantor” means any one of the Guarantors.
“Guaranty” means a Guaranty Agreement dated as of the Closing Date by the Guarantors from time to time party thereto in favor of Administrative Agent, for the benefit of the Secured Parties, in form and substance satisfactory to Administrative Agent, as the same may be amended, modified, supplemented or restated from time to time.
“Hazardous Material” means any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law, including, without limitation, any petroleum and petroleum byproducts, natural gas, natural gas liquids, liquefied natural gas or synthetic gas usable for fuel (or mixture of natural gas and such synthetic gas), polychlorinated biphenyls, lead and lead-based paint, radon, radioactive materials, flammables and explosives, and mold.  “Hazardous Material” shall include, without limitation, any hazardous or toxic substance, material or waste or any chemical, element, compound or mixture which is: (i) asbestos and asbestos-containing materials; (ii) designated as a “pollutant” or “toxic pollutant” pursuant to the Federal Water Pollution Control Act (33 U.S.C. Paragraph 1251 et seq.); (iii) defined as a “solid or hazardous waste” pursuant to the Federal Resource Conservation and Recovery Act (42 U.S.C. Paragraph 6901 et seq.); (iv) defined as “hazardous substances” pursuant to the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Paragraph 9601 et seq.); (v) listed in the United States Department of Transportation Table (49 C.F.R. § 172.101) or by the Environmental Protection Agency as hazardous substances (40
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C.F.R. part 302); (vi) chemicals, elements, compounds, mixtures, substances, materials or wastes otherwise regulated under any applicable federal, state or local Environmental Laws; (vii) polychlorinated biphenyls; (viii) “pesticides” as defined in the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. §§ 136 et seq.; (ix) “contaminant” as defined in the Safe Drinking Water Act, 42 U.S.C. §§ 300f et seq.; (x) “extremely hazardous substances” as defined in the Emergency Planning and Community Right to Know Act, 42 U.S.C. §§ 11001 et seq.; (xi) “hazardous materials” as defined in the Hazardous Materials Transportation Act, 49 U.S.C. §§ 5101 et seq.; (xii) “hazardous air pollutants” as defined in the Clean Air Act, 42 U.S.C. §§ 7401 et seq.; and (xiii) “oil” as defined in the Oil Pollution Act of 1990, 33 U.S.C. §§ 2701 et seq.
“Hedge Termination Value” means, in respect of any one or more Hedging Transactions, after taking into account the effect of any legally enforceable netting agreement relating to such Hedging Transactions, (a) for any date on or after the date such Hedging Transactions have been closed out and settlement amounts, early termination amounts or termination value(s) determined in accordance therewith, such settlement amounts, early termination amounts or termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedging Transactions, as determined based upon one or more commercially reasonable mid-market or other readily available quotations provided by any dealer which is a party to such Hedging Transactions or any other recognized dealer in such Hedging Transactions (which may include a Lender or any Affiliate of a Lender).
“Hedging Agreement” or “Hedge Agreement” means any International Swap Dealers Association, Inc. Master Agreement, International Swaps and Derivatives Association, Inc. Master Agreement or other agreement and all schedules and exhibits attached thereto and incorporated therein that set forth the general terms upon which a Person may enter into one or more Hedging Transactions.
“Hedging Transaction” means any transaction with respect to any swap, put option, call, collar, forward, future or derivative transaction or option or similar transaction, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that (a) no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Borrower or its Subsidiaries shall be a Hedging Transaction, and (b) no transaction or agreement that is intended to be a physical sale or to be physically settled shall be a Hedging Transaction. If multiple transactions are entered into under a master agreement, each such transaction that constitutes a Hedging Transaction shall be a separate Hedging Transaction for the purposes of this Agreement. Notwithstanding the foregoing, solely for purposes of Section 8.16, the term “Hedging Transaction” shall be deemed to exclude any purchased put options or floors for Hydrocarbons that are not related to corresponding calls, collars or swaps and with respect to which neither Borrower nor any Restricted Subsidiary has any payment obligation other than premiums and
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charges the total amount of which are fixed and known at the time such transaction is entered into.
“Honor Date” has the meaning set forth in Section 2.2(c)(i).
“Hydrocarbon Interests” means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature. Unless otherwise expressly provided herein, all references in this Agreement to “Hydrocarbon Interests” refer to Hydrocarbon Interests owned at the time in question by Borrower and its Restricted Subsidiaries.
“Hydrocarbons” means oil, gas, coal seam gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid or gaseous hydrocarbons produced or to be produced in conjunction therewith from a well bore and all products, by-products and other substances derived therefrom or the processing thereof, including natural gas liquids, and all other minerals and substances produced in conjunction with such substances, including, sulfur, geothermal steam, water, carbon dioxide, helium and any and all minerals, ores or substances of value and the products and proceeds therefrom.
“IDC” means intangible drilling and development costs, as defined in Section 263 of the Code and Treasury Regulations Section 1.612-4 (including, without limitation and for the avoidance of doubt, intangible completion costs).
“Immaterial Title Deficiencies” means, with respect to the Proved Oil and Gas Properties described in the most recently delivered Reserve Report, defects or clouds on title, discrepancies in reported net revenue and working interest ownership percentage and other defects, discrepancies and similar matters which do not, individually or in the aggregate, negatively affect such Proved Oil and Gas Properties with a present value greater than two percent (2%) of the present value of all of the Proved Oil and Gas Properties described in the most recently delivered Reserve Report.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrower or any other Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.
“Independent Engineer” means Cawley, Gillespie & Associates, Inc., Netherland, Sewell & Associates, Inc., Ryder Scott Company Petroleum Consultants or any other third-party engineering firm acceptable to Administrative Agent in its reasonable discretion.
“Information” has the meaning set forth in Section 12.25.
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“Initial Reserve Report” means, collectively, (a) the reserve reports prepared by Borrower setting forth as of April 1, 2022, the Proved Oil and Gas Properties of Borrower and its Restricted Subsidiaries (including 100% of the Proved Oil and Gas Properties owned by the OpCo Subsidiaries) and (b) other supplemental engineering reports and reserve engineering information provided by Borrower to Administrative Agent and the Lenders prior to the Closing Date and, in each case, utilized by Administrative Agent and the Lenders in determining the initial Borrowing Base hereunder.
“Interest Period” means as to each SOFR Loan, the period commencing on the date such SOFR Loan is disbursed or converted to or continued as a SOFR Loan and ending on the date one (1), three (3) or six (6) months thereafter, as selected by the Borrower in its Borrowing Request (in the case of each requested Interest Period, subject to availability); provided, that (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a SOFR Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period pertaining to a SOFR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the Maturity Date.
“Interest Rate” means the rate equal to the lesser of (a) the Maximum Rate and (b) the Applicable Rate.
“Investment” means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests of any other Person (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale) or any contribution of capital to such Person; (b) the making of any deposit with, or advance or loan to, assumption of Debt of, purchase or other acquisition of any other Debt of, or other extension of credit to, any other Person (including any such transaction in the form of the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person); (c) the purchase or acquisition (in one or a series of transactions) of Property (other than Equity Interests) of another Person that constitutes a business unit; or (d) the entering into of any guarantee of, or other surety obligation with respect to, any Debt of any other Person; provided, in each case that accounts receivable and extensions of credit (including extensions of credit to joint working interest owners) arising in the ordinary course of business do not constitute Investments. For the avoidance of doubt, the acquisition of certain Equity Interests in Vital Energy, Inc., a Delaware corporation by an Unrestricted Subsidiary of the Borrower on the effective date of the Vital Disposition in accordance with the Vital Sale Agreement will not constitute an “Investment” for the purposes of this Agreement or any other Loan Document.
“IRS” means the United States Internal Revenue Service.
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“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).
“Issuer Documents” means, with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by L/C Issuer and Borrower (or any Restricted Subsidiary) or in favor of L/C Issuer and relating to such Letter of Credit.
“L/C Advance” means, with respect to each Revolving Credit Lender, such Revolving Credit Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.
“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed by Borrower on the date when made or refinanced as a Borrowing.
“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.
“L/C Issuer” means (a) Bank of America, in its capacity as issuer of Letters of Credit hereunder, or (b) any successor issuer of Letters of Credit hereunder. Notwithstanding the foregoing, subject to Section 2(b) of the Third Amendment, Texas Capital Bank will be deemed to be an “L/C Issuer” hereunder, solely for purposes of the Third Amendment Effective Date Letter of Credit and shall automatically cease to be an L/C Issuer immediately upon the expiration, termination or cancellation of such Letter of Credit. In the event that there is more than one L/C Issuer at any time, references herein and in the other Loan Documents to the L/C Issuer shall be deemed to refer to the L/C Issuer in respect of the applicable Letter of Credit or to all L/C Issuers, as the context requires.
“L/C Obligations” means, as of any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.4. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“Laws” means, collectively, all international, foreign, federal, state, provincial and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the administration thereof by any Governmental Authority charged with the enforcement or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.
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“Lease Operating Statement” means a report in form and substance reasonably satisfactory to Administrative Agent prepared by Borrower covering each of the Proved Oil and Gas Properties of Borrower and its Restricted Subsidiaries included in the most recent Periodic Determination or Special Determination, as the case may be, and detailing on a monthly basis the Hydrocarbon production volumes and sales attributable to production (and the average prices at which such sales were made), revenues, associated lease operating expenses, Taxes and other expenses for such Proved Oil and Gas Properties in form and substance reasonably satisfactory to Administrative Agent.
“Lender” and “Lenders” have the meanings set forth in the introductory paragraph hereto, and shall include L/C Issuer, and their respective successors and assigns permitted hereunder, as the context may require.
“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify Borrower and Administrative Agent.
“Letter of Credit” means any standby letter of credit issued hereunder providing for the payment of cash upon the honoring of a presentation thereunder, including the Third Amendment Effective Date Letter of Credit.
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by L/C Issuer.
“Letter of Credit Expiration Date” means the day that is five (5) Business Days prior to the Maturity Date.
“Letter of Credit Fee” has the meaning set forth in Section 2.9(b).
“Letter of Credit Sublimit” means, at any time, an amount equal to the lesser of (a) $15,000,000 and (b) the Aggregate Commitments at such time. The Letter of Credit Sublimit is part of, and not in addition to, the Commitments.
“Lien” means, as to any Property of any Person, (a) any lien, mortgage, security interest, Tax lien, pledge, charge, hypothecation, collateral assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise, affecting such Property, (b) production payments and the like payable out of such Property, and (c) the signing or filing of a financing statement which names the Person as debtor or the signing of any security agreement or the signing of any document authorizing a secured party to file any financing statement which names such Person as debtor.
“Liquidity” means at any time of determination the sum of (x) Revolving Credit Availability plus (y) the aggregate amount of unrestricted cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries.
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“Loan” has the meaning set forth in Section 2.1(a).
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Guaranty, the Security Documents, the Notes, the Issuer Documents, each Fee Letter and all other promissory notes, security agreements, intercreditor agreements, mortgages, deeds of trust, assignments, letters of credit, guaranties, and other instruments, documents, certificates and agreements executed and delivered pursuant to or in connection with this Agreement or the Security Documents; provided that the term “Loan Documents” shall not include any Secured Cash Management Agreement or any Secured Hedge Agreement; provided, further, that no Approved Swap Counterparty (in its capacity as such) shall be deemed to be a party to or have any rights under any Loan Documents to which it is a party.
“Loan Party” means Borrower and each Guarantor. For the avoidance of doubt, no Unrestricted Subsidiary will constitute a “Loan Party” for purposes of this Agreement or any other Loan Document.
“Majority Lenders” means, as of any date of determination, Revolving Credit Lenders holding more than 50% of the sum of the (a) the Revolving Credit Exposure of all Revolving Credit Lenders (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Commitments. The unused Commitment of, and the portion of the Revolving Credit Exposure of all Revolving Credit Lenders held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of the Majority Lenders.
Notwithstanding the foregoing to the contrary, (i) prior to the Specified Syndication Date, (A) if at any time there are less than four Lenders, “Majority Lenders” shall mean all Lenders (other than any Defaulting Lender), and (B) if at any time there are four Lenders, “Majority Lenders” must include at least three Lenders (other than any Defaulting Lender) that collectively satisfy the foregoing requirements, and (ii) from and after the Specified Syndication Date, if at any time there are less than three Lenders, “Majority Lenders” shall mean all Lenders (other than any Defaulting Lender).
“Management Services Agreement” means that certain Management Services Agreement, dated as of October 24, 2022, between Borrower and Grey Rock Service Provider, as the same may be amended, supplemented or otherwise modified from time to time to the extent permitted under Section 8.15(b).
“Material Acquisition” means (a) the acquisition by the Loan Parties of 100% of the Oil and Gas Properties owned by the OpCo Subsidiaries via the consummation of the Specified Mergers on the Closing Date and (b) any other acquisition of Property or series of related acquisitions of Property (whether by merger or otherwise) that involves the payment of Acquisition Consideration by the Loan Parties and their Restricted Subsidiaries in excess of the Threshold Amount.
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“Material Adverse Effect” means a material adverse change in, or a material adverse effect on (a) the operations, business, Properties, liabilities (actual or contingent), or financial condition of Borrower and its Restricted Subsidiaries, taken as a whole; (b) the ability of any Loan Party to perform its material obligations under any Loan Document to which it is a party; (c) the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party; or (d) the rights, remedies and benefits available to, or conferred upon, Administrative Agent or any other Secured Party under any Loan Document.
“Material Agreement” means (a) any Permitted Additional Debt Document and (b) excluding any Business Combination Transaction Document, any contract or agreement of any Loan Party or any of its Restricted Subsidiaries (i) governing any Material Debt (other than any Permitted Additional Debt) or pursuant to which any Material Debt was incurred, or (ii) the failure to renew, the breach, non-performance, or cancellation of which would reasonably be expected to have a Material Adverse Effect.
“Material Debt” means Debt (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedge Agreements, in each case of any one or more of the Loan Parties and their Restricted Subsidiaries in an aggregate principal amount exceeding the Threshold Amount. For purposes of determining Material Debt, the “principal amount” of the obligations in respect of any Hedge Agreement at any time shall be the Hedge Termination Value of such Hedge Agreement.
“Material Disposition” means any Disposition of Property or series of related Dispositions of Property that yields gross proceeds to the Loan Parties and their Restricted Subsidiaries in excess of the Threshold Amount.
“Maturity Date” means October 24, 2027, or such earlier date on which the Commitment of each Revolving Credit Lender terminates as provided in this Agreement.
“Maximum Credit Amount” means, as to each Lender, the amount set forth opposite such Lender’s name on Schedule 2.1 under the caption “Maximum Credit Amount” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.
“Maximum Rate” means, at all times, the maximum rate of interest which may be charged, contracted for, taken, received or reserved by Lenders in accordance with applicable Texas Law (or applicable United States federal Law to the extent that such Law permits Lenders to charge, contract for, receive or reserve a greater amount of interest than under Texas Law). The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges in respect of the Loan Documents that constitute interest under applicable Law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to Borrower at the time of such change in the Maximum Rate.
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“Membership Interest Assignments” means, collectively, those certain Membership Interest Assignments, dated as of October 24, 2022, between the Pre-Closing GREP Holdcos, respectively, and GREP.
“Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the time that a Defaulting Lender exists, an amount equal to 103% of the Fronting Exposure of L/C Issuer with respect to Letters of Credit issued and outstanding at such time, (b) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.5(a)(i), Section 2.5(a)(ii) or Section 2.5(a)(iii), an amount equal to 103% of the Outstanding Amount of all L/C Obligations, and (c) otherwise, an amount determined by Administrative Agent and L/C Issuer in their reasonable discretion.
“Minority Revolving Credit Lenders” means, as of any date of determination, Revolving Credit Lenders holding more than 33 1/3% of the sum of the (a) the Revolving Credit Exposure of all Revolving Credit Lenders (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Commitments. The unused Commitment of, and the portion of the Revolving Credit Exposure of all Revolving Credit Lenders held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Minority Revolving Credit Lenders.
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto that is a nationally-recognized rating agency.
“Mortgaged Property” means any Oil and Gas Property of a Loan Party which is subject to the Liens existing under the terms of any Mortgage and “Mortgaged Properties” means all such Oil and Gas Properties.
“Mortgages” means, collectively, the mortgages or deeds of trust now or hereafter encumbering Borrower’s or any other Loan Party’s fee or leasehold estates in the Property as described therein in favor of Administrative Agent, for the benefit of the Secured Parties as security for the Obligations, in form and substance satisfactory to Administrative Agent.
“Multiemployer Plan” means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions are being made or have been made during the five preceding calendar years by, or for which there is an obligation to make contributions by or there is any liability, contingent or otherwise, with respect to a Loan Party or any ERISA Affiliate and which is covered by Title IV of ERISA.
“Net Income” means, with respect to Borrower and its Consolidated Restricted Subsidiaries, for any period, the net income (or loss) of Borrower and its Consolidated Restricted Subsidiaries on a consolidated basis as determined in accordance with GAAP; provided that Net Income shall exclude (a) the net income of any Person in which Borrower or
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any Consolidated Restricted Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of Borrower and the Consolidated Restricted Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in cash during such period by such other Person to Borrower or to a Consolidated Restricted Subsidiary, as the case may be; (b) the net income (but not loss) during such period of any Consolidated Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Restricted Subsidiary is not at the time permitted by operation of the terms of its Constituent Documents or applicable Law applicable to such Consolidated Restricted Subsidiary or is otherwise restricted or prohibited, in each case determined in accordance with GAAP; (c) the net income (or loss) of any Person acquired in a pooling of interests transaction for any period prior to the date of such transaction; (d) any extraordinary, unusual or non-recurring gains or losses during such period; (e) any non-cash gains or losses or positive or negative non cash adjustments under ASC 815 (and any statements replacing, modifying, or superseding such statement) as a result of changes in the fair market value of derivatives; and (f) any gains or losses attributable to writeups or writedowns of assets, including ceiling test and other impairment writedowns.
“New Borrowing Base Notice” has the meaning set forth in Section 2.8(d)(iv).
“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all or all affected Lenders in accordance with the terms of Section 12.10 and (b) has been approved by the Required Lenders.
“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Note” means a promissory note made by Borrower in favor of a Revolving Credit Lender evidencing Loans, as the case may be, made by such Revolving Credit Lender, substantially in the form of Exhibit D.
“Obligations” means (a) all obligations, indebtedness, and liabilities of Borrower and each other Loan Party to Administrative Agent, L/C Issuer, each Lender, each Secured Cash Management Provider, each Secured Hedge Provider and each other Secured Party now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, arising under or pursuant to (i) this Agreement, (ii) any Secured Hedge Agreement (but limited to obligations and liabilities of Loan Parties to Secured Hedge Providers in respect of Hedging Transactions that are permitted by Section 8.16 and the Secured Hedge Agreements under which they arise, to the extent related thereto, including any related early termination or settlement amounts), but excluding any additional Hedging Transactions or confirmations entered into (A) after such Secured Hedge Provider ceases to be a Lender or an Affiliate of a Lender or (B) after assignment of such transactions or confirmations by a Secured Hedge Provider to another Person that is not a Lender or an Affiliate of a Lender, (iii) any agreement relating to Cash Management Services or (iv) the other Loan Documents, (b) all interest accruing thereon (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding,
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regardless of whether a claim for post-filing or post-petition interest is allowed in any bankruptcy, insolvency, reorganization or similar proceeding), and (c) all reasonable and documented out-of-pocket attorneys’ fees and other expenses incurred in the enforcement or collection thereof; provided that, as to any Loan Party, the “Obligations” shall exclude any Excluded Swap Obligations of such Loan Party.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Oil and Gas Properties” means (a) all Hydrocarbon Interests, (b) all rights, titles and interests created by or arising under the terms of all present and future unitization, communitization or pooling arrangements (and all Properties covered and units created thereby) whether arising by contract or operation of law which now or hereafter include all or any part of the Hydrocarbon Interests, (c) all rights, titles and interest created by or arising under the terms of all present and future Farmouts including, without limitation, any back-in interests related thereto, (d) all unsevered and unextracted Hydrocarbons in, under or attributable with respect to the Hydrocarbon Interests, (e) all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, (f) all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment, rental equipment or other personal Property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing, and (g) all rights, remedies, powers and privileges with respect to any of the foregoing, in each case, including, without limitation, all of the foregoing which are classified as proved developed producing, proved developed non-producing, proved developed behind pipe, proved developed shut-in, proved undeveloped, probable and possible reserves and any other reserve category recognized by the SPE or any successor thereto. Unless otherwise provided herein, “Oil and Gas Properties” means the Oil and Gas Properties of Borrower and its Restricted Subsidiaries.
“OpCo Subsidiaries” has the meaning set forth in the Recitals.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
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“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.6).
“Outstanding Amount” means (a) with respect to the Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Loans occurring on such date, and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by Borrower of Unreimbursed Amounts.
“Paid in Full” or “Payment in Full” means, (a) the payment in full in cash of all outstanding Loans and L/C Obligations, together with accrued and unpaid interest thereon, (b) the termination, expiration, or cancellation and return of all outstanding Letters of Credit (or alternatively, with respect to each such Letter of Credit, the furnishing to Administrative Agent of a cash deposit, or at the discretion of Administrative Agent a backup standby letter of credit satisfactory to Administrative Agent and L/C Issuer, in an amount equal to 103% of the outstanding L/C Obligations as of the date of such payment), (c) the payment in full in cash of the accrued and unpaid fees owing under the Loan Documents, (d) the payment in full in cash of all reimbursable expenses and other Obligations (other than contingent obligations for which no claim has been made and other obligations expressly stated to survive such payment and termination of this Agreement), together with accrued and unpaid interest thereon, (e) the termination of all Commitments, and (f) the termination of all Secured Hedge Agreements with all amounts then due and payable thereunder having been paid in full in cash (or entering into other arrangements satisfactory to the Secured Parties counterparty thereto).
“Participant” means any Person (other than (a) a natural Person, (b) a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, (c) a Defaulting Lender, or (d) Borrower or any of Borrower’s Affiliates or Subsidiaries or any other Loan Party) to which a participation is sold by any Lender in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it).
“Participant Register” means a register in the United States on which each Lender that sells a participation enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents.
“PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56, signed into law October 26, 2001).
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“Payment Date” means (a) in respect of each Base Rate Loan, the first day of each and every calendar quarter during the term of this Agreement, upon prepayment of such Loan and the Maturity Date, (b) in respect of each SOFR Loan, the last day of each Interest Period applicable to such SOFR Loan (or the day that is three (3) months after the first day of such Interest Period if such Interest Period has a length of more than three (3) months), upon prepayment of such Loan and the Maturity Date, and (c) in respect of each Daily Simple SOFR Loan, the first day of each and every calendar month during the term of this Agreement, upon prepayment of such Loan, and the Maturity Date.
“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.
“Periodic Determination” means a periodic determination of the Borrowing Base pursuant to Section 2.8(b).
“Periodic Determination Date” means the date on which a Borrowing Base that has been redetermined pursuant to a Periodic Determination becomes effective as provided in Section 2.8(d)(iv).
“Permitted Additional Debt” means any unsecured senior or unsecured senior subordinated Debt for borrowed money of Borrower or any Restricted Subsidiary incurred or issued under Section 8.1(i).
“Permitted Additional Debt Documents” means any indenture or other loan agreement governing any Permitted Additional Debt, all guarantees thereof and all other agreements, documents or instruments executed and delivered by Borrower or any Restricted Subsidiary in connection with, or pursuant to, the incurrence or issuance of Permitted Additional Debt, as the same may be amended, supplemented or otherwise modified from time to time to the extent permitted under Section 8.15.
“Permitted Liens” means those Liens permitted by Section 8.2.
“Permitted Holders” means, collectively, Grey Rock Energy Management, LLC and any of its Controlled Investment Affiliates, and funds, partnerships or other co-investment vehicles managed or advised by any of them or any of their respective Controlled Investment Affiliates, and including, for the avoidance of doubt, each of the Pre-Closing GREP Holdcos to the extent ultimately Controlled by Grey Rock Energy Management, LLC, but excluding, however, any portfolio company of any of the foregoing and any Person Controlled by any such portfolio company (including Borrower and its Subsidiaries).
“Person” means any natural person, corporation, limited liability company, trust, association, company, partnership, joint venture, Governmental Authority, or other entity, and shall include such Person’s heirs, administrators, personal representatives, executors, successors and assigns.
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“Plan” means any employee pension benefit plan, other than a Multiemployer Plan, established or maintained by, or for which there is an obligation to make contributions by or for which contributions have been made during the preceding five plan years by, or for which there is any liability (contingent or otherwise) with respect to, a Loan Party or any ERISA Affiliate and which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code.
“Platform” has the meaning set forth in Section 12.11(d)(i).
“Pre-Closing GREP Holdcos” means, collectively, GREP Holdco I LLC, GREP Holdco II LLC, GREP Holdco II-B Holdings, LLC, GREP Holdco III-A LLC, and GREP Holdco III-B Holdings, LLC, each a Delaware limited liability company.
“Pre-Closing Transaction” has the meaning set forth in the Recitals.
“Prime Rate” means, for any day, the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate”. The “prime rate” is a rate per annum set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.
“Prohibited Transaction” means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.
“Property” of a Person means any and all property, whether real, personal, tangible, intangible or mixed, of such Person, or any other assets owned, operated or leased by such Person, including Equity Interests and contract rights.
“Proposed Borrowing Base” has the meaning set forth in Section 2.8(d)(i).
“Proposed Borrowing Base Notice” has the meaning set forth in Section 2.8(d)(ii).
“Proved Oil and Gas Properties” means, collectively, (a) all Oil and Gas Properties which constitute “proved developed producing reserves” as determined by the SPE in its standards and guidelines, (b) all Oil and Gas Properties which constitute “proved developed non-producing reserves” (consisting of “proved developed behind pipe reserves” or “proved developed shut-in reserves”) as determined by the SPE in its standards and guidelines, (c) all Oil and Gas Properties which constitute “proved undeveloped reserves” as determined by the SPE in its standards and guidelines and (d) all Oil and Gas Properties which constitute other categories of proved reserves recognized by the SPE or any successor thereto.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
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“Public Lender” has the meaning set forth in Section 12.11(e).
“Purchase Money Debt” means Debt, the proceeds of which are used to finance the acquisition, lease, completion of construction, repair of, replacement, improvement to or installation of any Property; provided, however, that such Debt is incurred no later than one hundred twenty (120) days after such acquisition, leasing, completion, construction, repairment, replacement, improvement or installation.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning set forth in Section 12.29.
“Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act or any regulation promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Rate Management Transaction” means any Hedging Transaction that is linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures, but excluding Commodity Hedging Transactions.
“Recipient” means Administrative Agent, L/C Issuer, or any Lender, as applicable.
“Recognized Value” means the value determined by the Revolving Credit Lenders attributed to the Oil and Gas Properties of Borrower and its Restricted Subsidiaries from the most recent Periodic Determination or Special Determination, as the case may be, based upon the discounted present value of the estimated net cash flow to be realized from the production of Hydrocarbons from such Oil and Gas Properties and the other standards specified in Section 2.8(a).
“Redemption” means with respect to any Debt, the repurchase, redemption, prepayment, repayment, defeasance or any other acquisition or retirement for value (or the segregation of funds with respect to any of the foregoing) of such Debt. “Redeem” has the correlative meaning thereto.
“Redetermination Date” means, with respect to any Periodic Determination or any Special Determination, the date that the redetermined Borrowing Base related thereto becomes effective pursuant to Section 2.8(d)(iv).
“Register” means a register for the recordation of the names and addresses of Lenders, and the Maximum Credit Amount and Commitments of, and principal amounts of and stated interest on the Loans owing to, each Lender pursuant to the terms hereof from time to time.
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“Related Indebtedness” means any and all indebtedness paid or payable by Borrower or any other Loan Party to Administrative Agent or any Lender pursuant to any Loan Document other than any Note.
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, sub agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.
“Release” means, as to any Person, any release, spill, emission, leaking, deposit, disposal, disbursement, leaching, or migration of Hazardous Materials into the indoor or outdoor environment or into or out of Property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water, ground water, or Property.
“Remedial Action” means all actions required to (a) clean up, remove, treat, or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.
“Reportable Event” means any of the events set forth in Section 4043 of ERISA, other than events for which the otherwise applicable thirty (30) day notice period has been waived by regulation or otherwise by the PBGC.
“Required Lenders” means, as of any date of determination, Revolving Credit Lenders holding at least 66 2/3% of the sum of the (a) the Revolving Credit Exposure of all Revolving Credit Lenders (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Commitments. The unused Commitment of, and the portion of the Revolving Credit Exposure of all Revolving Credit Lenders held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of the Required Lenders.
Notwithstanding the foregoing to the contrary, (i) prior to the Specified Syndication Date, (A) if at any time there are less than four Lenders, “Required Lenders” shall mean all Lenders (other than any Defaulting Lender), and (B) if at any time there are four Lenders, “Required Lenders” must include at least three Lenders (other than any Defaulting Lender) that collectively satisfy the foregoing requirements, and (ii) from and after the Specified Syndication Date, if at any time there are less than three Lenders, “Required Lenders” shall mean all Lenders (other than any Defaulting Lender).
“Required Reserve Value” means 85% of the Recognized Value of all Proved Oil and Gas Properties evaluated in the most recently-delivered Reserve Report.
“Rescindable Amount” has the meaning set forth in Section 2.3(b).
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“Reserve Report” means a report in form and substance satisfactory to Administrative Agent evaluating the oil and gas reserves attributable to all of the Oil and Gas Properties of Borrower and its Restricted Subsidiaries, together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the pricing assumptions consistent with Administrative Agent’s lending requirements at the time.
“Resignation Effective Date” has the meaning set forth in Section 11.6(a).
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means the chief executive officer, president, chief financial officer, or treasurer of a Loan Party; solely for purposes of the delivery of incumbency certificates pursuant to Section 5.1, the secretary or assistant secretary of a Loan Party or any Person designated by a Responsible Officer to act on behalf of a Responsible Officer; provided that such designated Person may not designate any other Person to be a Responsible Officer. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.
“Restricted Payment” means, collectively, (a) any dividend or other distribution (whether in cash, securities or other Property) with respect to any capital stock or other Equity Interest of Borrower or any Restricted Subsidiary, (b) any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any capital stock or other Equity Interest or on account of any return of capital to Borrower’s stockholders, partners or members (or the equivalent Person thereof) and (c) any payment of management, advisory or similar fees to any holders of Equity Interests of a Loan Party or their Affiliates. Notwithstanding the foregoing, any payment of the “Services Fee” (under and as defined in the Management Services Agreement) to Grey Rock Service Provider pursuant to the Management Services Agreement shall be deemed to not constitute a Restricted Payment for all purposes of this Agreement.
“Restricted Subsidiary” means any Subsidiary of Borrower that is not an Unrestricted Subsidiary.
“Revolving Credit Availability” means, as of any date, the difference between (a) an amount equal to the Aggregate Commitments on such date less (b) the total Revolving Credit Exposure of the Revolving Credit Lenders on such date.
“Revolving Credit Exposure” means, as to any Revolving Credit Lender at any time, the aggregate Outstanding Amount of its Loans and such Revolving Credit Lender’s participation in L/C Obligations at such time.
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“Revolving Credit Lender” means, (a) at any time prior to the termination of the Aggregate Commitments, any Lender that has a Commitment at such time, and (b) at any time after the termination of the Aggregate Commitments, any Lender that has Revolving Credit Exposure at such time, and, in each case, as the context may require.
“Rolling Period” means (a) for the fiscal quarters ending on December 31, 2022, March 31, 2023, and June 30, 2023, the period commencing on October 1, 2022 and ending on the last day of such applicable fiscal quarter and (b) for the fiscal quarter ending on September 30, 2023 and for each fiscal quarter thereafter, the period of four (4) consecutive fiscal quarters ending on the last day of such applicable fiscal quarter.
“S&P” means S&P Global Ratings, a S&P Global Inc. business and any successor thereto that is a nationally-recognized rating agency.
“Sanctioned Country” means, at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions (which, as of the First Amendment Effective Date, includes the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea and Syria).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State or by the United Nations Security Council, the European Union, any European Union member state or His Majesty’s Treasury of the United Kingdom, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons, in each case, to the extent dealings are prohibited or restricted with such Person under Sanctions or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program.
“Sanctions” means economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any European Union member state or His Majesty’s Treasury of the United Kingdom.
“Scheduled Unavailability Rate” has the meaning set forth in Section 3.3(b).
“SEC” means the U.S. Securities and Exchange Commission, or any successor agency.
“Second Amendment” means that certain Second Amendment to Credit Agreement dated as of December 21, 2023, among the Borrower, the other Loan Parties party thereto, the Administrative Agent and the Lenders party thereto.
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“Secured Cash Management Agreement” means those certain agreements entered into from time to time between (x) any Loan Party and (y) a Secured Cash Management Provider in connection with any Cash Management Services.
“Secured Cash Management Provider” means, with respect to any agreement related to Cash Management Services, a Lender, an Affiliate of a Lender, Administrative Agent or an Affiliate of Administrative Agent who is the counterparty to any such agreement related to Cash Management Services.
“Secured Hedge Agreement” means any Hedge Agreement between (a) any Loan Party and (b) any Secured Hedge Provider.
“Secured Hedge Provider” means, with respect to any Hedge Agreement, (a) a Lender or an Affiliate of a Lender who is the counterparty to any such Hedge Agreement with a Loan Party and (b) any Person who was a Lender or an Affiliate of a Lender at or prior to the time when such Person entered into any such Hedge Agreement who is a counterparty to any such Hedge Agreement with a Loan Party; provided that any such Person that ceases to be a Lender or an Affiliate of a Lender shall not be a Secured Hedge Provider with respect to any Hedge Agreement or Hedging Transaction that it thereafter enters into (or that is assigned or transferred to it) while it is not a Lender or an Affiliate of a Lender.
“Secured Parties” means the collective reference to Administrative Agent, each Lender, L/C Issuer, each Secured Cash Management Provider, each Secured Hedge Provider, and any other Person the Obligations owing to which are, or are purported to be, secured by the Collateral under the terms of the Security Documents.
“Securities Account” shall have the meaning set forth in Chapter 8 of the UCC.
“Security Agreement” means a Pledge and Security Agreement dated as of the Closing Date, among Borrower, the other Loan Parties from time to time party thereto and Administrative Agent in form and substance reasonably satisfactory to Administrative Agent granting Liens and a security interest on the Loan Parties’ personal property constituting Collateral (as defined therein) in favor of Administrative Agent for the benefit of the Secured Parties to secure the Obligations, as the same may be amended, modified, supplemented or restated from time to time.
“Security Documents” means each and every Mortgage, the Security Agreement, each pledge agreement, mortgage, deed of trust, Account Control Agreement or other collateral security agreement required by or delivered to Administrative Agent from time to time that purport to create a Lien in favor of any of the Secured Parties to secure payment or performance of the Obligations or any portion thereof.
“Shared Investment Opportunity” has the meaning given to such term in the Management Services Agreement.
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“Shared Investment Opportunity Oil and Gas Properties” has the meaning set forth in Section 8.8(n).
“SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).
“SOFR Adjustment” means 0.10% (10 basis points).
“SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing.
“SOFR Loan” means any Loan bearing interest at a rate determined by reference to Term SOFR.
“Solvent” means, with respect to any Person, as of any date of determination, (a) that the fair value of the assets of such Person (at fair valuation, and after giving effect to amounts that could reasonably be expected to be received by reason of indemnity, offset, insurance or any similar arrangement) is, on the date of determination, greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person as of such date, (b) that the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the probable liability of such Person on its debts (after taking into account the timing and amounts of cash it reasonably expects could be received and the amounts that it reasonably expects could be payable on or in respect of its liabilities, and giving effect to amounts that could reasonably be expected to be received by reason of indemnity, offset, insurance or any similar arrangement) as such debts become absolute and matured, and (c) that, as of such date, such Person will be able to pay or refinance all liabilities of such Person as such liabilities mature and such Person does not have unreasonably small capital with which to carry on its business. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability discounted to present value at rates believed to be reasonable by such Person acting in good faith.
“SPE” means the Society of Petroleum Engineers.
“Special Determination” has the meaning set forth in Section 2.8(c).
“Specified Mergers” has the meaning set forth in the Recitals.
“Specified Hedging Compliance Date” has the meaning set forth in Section 7.15.
“Specified Syndication Date” means the first date on which (a) five (5) or more Lenders are party to this Agreement and (b) no Lender has an Applicable Percentage in excess of 30%.
“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other
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interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Borrower.
“Successor Rate” has the meaning set forth in Section 3.3(b).
“Supported QFC” has the meaning set forth in Section 12.29.
“Swap Obligations” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
“Tax Return” means any return (including any information report), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of any Tax.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term SOFR” means:
(p)for any Interest Period with respect to a SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment; and
(q)for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate with a term of one month commencing that day;
provided that if Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero Term SOFR shall be deemed zero for purposes of this Agreement.
“Term SOFR Replacement Date” has the meaning set forth in Section 3.3(b).
“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to Administrative Agent) and
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published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by Administrative Agent from time to time).
“Third Amendment” means that certain Resignation, Appointment, Assignment and Third Amendment to Credit Agreement dated as of the Third Amendment Effective Date, among the Borrower, the other Loan Parties party thereto, the Administrative Agent, Texas Capital Bank, as resigning administrative agent and resigning L/C issuer, and the Lenders party thereto.
“Third Amendment Effective Date” means April 1, 2024.
“Third Amendment Effective Date Letter of Credit” means the Irrevocable Letter of Credit No. LC 2822, dated May 2, 2023, issued by Texas Capital Bank, for the account of Granite Ridge Holdings, LLC, in favor of Bureau of Indian Affairs – Office of Trust Services Division of Real Estate Services in the original face amount of $300,000, and without giving effect to any renewal, extension or increase in the stated amount thereof after the Third Amendment Effective Date.
“Threshold Amount” means the greater of (a) $15,000,000 and (b) five percent (5%) of the Borrowing Base then in effect.
“Transactions” means, collectively, the execution, delivery and performance by the Loan Parties of this Agreement, the other Loan Documents, the consummation of the Pre-Closing Transaction and the Specified Mergers, the borrowing of Loans and other credit extensions, the use of the proceeds thereof and the issuance of Letters of Credit hereunder, and the payment of all fees and expenses payable in connection with the foregoing.
“Type” means, with respect to a Loan, refers to whether such Loan is a Base Rate Loan or a SOFR Loan, and, with respect to a Borrowing, refers to whether such Borrowing is a Base Rate Borrowing or a SOFR Borrowing.
“UCC” means Chapters 1 through 11 of the Texas Business and Commerce Code as in effect from time to time or the Uniform Commercial Code of any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
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“Unfunded Pension Liability” means the excess, if any, of (a) the funding target as defined under Section 430(d) of the Code without regard to the special at-risk rules of Section 430(i) of the Code, over (b) the value of plan assets as defined under Section 430(g)(3)(A) of the Code determined as of the last day of each plan year, without regard to the averaging which may be allowed under Section 430(g)(3)(B) of the Code and reduced for any prefunding balance or funding standard carryover balance as defined and provided for in Section 430(f) of the Code.
“Unreimbursed Amount” has the meaning set forth in Section 2.2(c)(i).
“Unrestricted Subsidiary” means any Subsidiary of Borrower designated as such on Schedule 6.13 as of the Third Amendment Effective Date or which Borrower has designated in writing to Administrative Agent to be an Unrestricted Subsidiary pursuant to Section 8.6(b).
“U.S.” or “United States” means the United States of America.
“U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.
“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.
“U.S. Special Resolution Regimes” has the meaning set forth in Section 12.29.
“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.4(g)(ii)(B)(3).
“Utilization” means, as of any date of determination, the percentage obtained by dividing the total Revolving Credit Exposure of the Revolving Credit Lenders as of such date by the Borrowing Base in effect as of such date.
“Vital Assets” means the Oil and Gas Properties and other properties and interests collectively defined as “Assets” in the Vital Sale Agreement.
“Vital Disposition” means the Disposition by Granite Ridge Holdings, LLC, a Delaware limited liability company, formerly known as GREP Holdings, LLC and a Restricted Subsidiary of the Borrower of its applicable interest in the Vital Assets pursuant to the terms of the Vital Sale Agreement.
“Vital Sale Agreement” has the meaning assigned to such term in the Second Amendment.
“Withholding Agent” means each of the Loan Parties and Administrative Agent.
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“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
Section 1.2Accounting Matters.
(a)Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the audited financial statements described in Section 6.2, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, (i) for purposes of determining compliance with any covenant (including the computation of any Financial Covenant) contained herein, Debt of Borrower and its Restricted Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded, and (ii) unless otherwise expressly stated, (A) all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the effectiveness of FASB ASC 842 shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for purpose of this Agreement (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with FASB ASC 842 (on a prospective or retroactive basis or otherwise) to be treated as Capitalized Lease Obligations in the financial statements and (B) all financial statements delivered to Administrative Agent hereunder shall contain a summary showing the modifications necessary to reconcile the adjustments made pursuant to clause (a) above with such financial statements.
(b)Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth herein, and either Borrower or the Majority Lenders shall so request, Administrative Agent, Lenders and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Majority Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) Borrower shall provide to Administrative Agent and Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting
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forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Without limiting the foregoing, for purposes of the calculation of EBITDAX, “extraordinary” shall have the meaning specified under GAAP prior to the effectiveness of FASB Accounting Standards Update No. 2015-01.
(c)Unrestricted Subsidiaries. Notwithstanding anything herein to the contrary, for the purposes of calculating any of the ratios tested under Article 9 and the components of each of such ratios, all Unrestricted Subsidiaries and their subsidiaries (including their assets, liabilities, income, losses, cash flows, and the elements thereof) shall be excluded, except for any cash dividends or distributions actually paid by any Unrestricted Subsidiary or any of its subsidiaries to Borrower or any Restricted Subsidiary, which shall be deemed to be income to Borrower or such Restricted Subsidiary when actually received by it; provided that the aggregate amount of cash dividends or distributions actually received by Borrower or any Restricted Subsidiary from any Unrestricted Subsidiary or any other Person that is not a Restricted Subsidiary that are included in EBITDAX shall not exceed twenty percent (20%) of EBITDAX (prior to giving effect to such dividends or distributions in the calculation thereof) in any Rolling Period.
Section 1.3ERISA Matters. If, after the date hereof, there shall occur, with respect to ERISA, the adoption of any applicable Law, rule, or regulation, or any change therein, or any change in the interpretation or administration thereof by the PBGC or any other Governmental Authority, then either Borrower or the Majority Lenders may request a modification to this Agreement solely to preserve the original intent of this Agreement with respect to the provisions hereof applicable to ERISA, and the parties to this Agreement shall negotiate in good faith to complete such modification.
Section 1.4Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.
Section 1.5Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words “hereof”, “herein”, and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC. Any definition of or reference to any agreement, instrument or other
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document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document). Any reference to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such Law and any reference to any Law or regulation shall, unless otherwise specified, refer to such Law or regulation as amended, modified or supplemented from time to time. Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; specific enumeration shall not exclude the general but shall be construed as cumulative; the word “or” is not exclusive; the word “including” (in its various forms) means “including, without limitation”; in the computation of periods of time, the word “from” means “from and including” and the words “to” and “until” mean “to but excluding”; and all references to money refer to the legal currency of the United States of America.
Section 1.6Interpretative Provision. For purposes of Section 10.1, a breach of a Financial Covenant shall be deemed to have occurred as of any date of determination thereof by Borrower, the Majority Lenders or as of the last date of any specified measurement period, regardless of when the financial statements or the Compliance Certificate reflecting such breach are delivered to Administrative Agent. Unless otherwise expressly stated, if a Person may not take an action under this Agreement, then it may not take that action indirectly, or take any action assisting or supporting any other Person in taking that action directly or indirectly.
Section 1.7Times of Day. Unless otherwise specified, all references herein to times of day shall be references to central time (daylight or standard, as applicable).
Section 1.8Other Loan Documents. The other Loan Documents, including the Security Documents, contain representations, warranties, covenants, defaults and other provisions that are in addition to and not limited by, or a limitation of, similar provisions of this Agreement. Such provisions in such other Loan Documents may be different or more expansive than similar provisions of this Agreement and neither such differences nor such more expansive provisions shall be construed as a conflict.
Section 1.9Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware Law (or any comparable event under a different jurisdiction’s Laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
Section 1.10Rates. Administrative Agent does not warrant, nor accept responsibility, nor shall Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any reference rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing)
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or the effect of any of the foregoing, or of any Conforming Changes. Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any such rate (or component thereof) provided by any such information source or service.
Section 1.11Rounding. Any financial ratios required to be maintained by Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
ARTICLE 2

THE COMMITMENTS AND CREDIT EXTENSIONS
Section 2.1    The Loans.
(a)Revolving Credit Borrowings. Subject to the terms and conditions of this Agreement, each Revolving Credit Lender severally agrees to make one or more revolving credit loans (each such loan, a “Loan”) to Borrower from time to time from the Closing Date until the Maturity Date, provided that (a) the Revolving Credit Exposure of such Revolving Credit Lender shall not exceed such Revolving Credit Lender’s Commitment and (b) the Revolving Credit Exposure of all Revolving Credit Lenders shall not exceed the Aggregate Commitments. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, Borrower may borrow, repay, and reborrow Loans hereunder.
(b)Borrowing Procedure. Each Borrowing, each conversion of a Borrowing from one Type to the other, and each continuation of a SOFR Borrowing shall be made upon Borrower’s irrevocable notice to Administrative Agent, which may be given by telephone. Each such notice must be received by Administrative Agent not later than 11:00 a.m. (i) three (3) U.S. Government Securities Business Days prior to the requested date of any Borrowing of, conversion to or continuation of a SOFR Borrowing or of any conversion of a SOFR Borrowing to a Base Rate Borrowing and (ii) on the requested date of any Base Rate Borrowing. Each telephonic notice by Borrower pursuant to this Section 2.1(b) must be confirmed promptly by delivery to Administrative Agent of a
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written Borrowing Request, appropriately completed and signed by a Responsible Officer of Borrower. Each Borrowing of, conversion to or continuation of a SOFR Borrowing shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Except as provided in Section 2.2(c) and Section 2.3(b), each Borrowing of or conversion to a Base Rate Borrowing shall be in a principal amount of $250,000 or a whole multiple of $50,000 in excess thereof; provided that a Base Rate Borrowing may be in an amount equal to the Revolving Credit Availability. Each Borrowing Request (whether telephonic or written) shall specify (i) whether Borrower is requesting a Borrowing, a conversion of Borrowings from one Type to the other, or a continuation of Borrowings, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Borrowings to be borrowed, converted or continued, (iv) the Type of Borrowings to be borrowed or to which existing Borrowings are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto, and (vi) the amount of the then effective Borrowing Base, the amount of the then effective Aggregate Elected Commitment Amounts, the current total Revolving Credit Exposure of the Revolving Credit Lenders (without regard to the requested Borrowing) and the pro forma total Revolving Credit Exposure of the Revolving Credit Lenders (giving effect to the requested Borrowing). If Borrower fails to specify a Type of Borrowing in a Borrowing Request or if Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Borrowings shall be made as, or converted to, Base Rate Borrowings. Any such automatic conversion to Base Rate Borrowings shall be effective as of the last day of the Interest Period then in effect with respect to the applicable SOFR Borrowings. If Borrower requests a Borrowing of, conversion to, or continuation of a SOFR Borrowing in any such Borrowing Request, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. For the avoidance of doubt, as of the Closing Date, the only Type of Borrowings available to Borrower are SOFR Borrowings and Base Rate Borrowings.
(c)Funding. Following receipt of a Borrowing Request, Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the applicable Borrowings, and if no timely notice of a conversion or continuation is provided by Borrower, Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Borrowings as described in Section 2.1(b). In the case of a Borrowing, each Lender shall make the amount of its Loan available to Administrative Agent in immediately available funds at Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Borrowing Request. Upon satisfaction of the applicable conditions set forth in Section 5.2 (and, if such Borrowing is the initial Credit Extension, Section 5.1), Administrative Agent shall make all funds so received available to Borrower in like funds as received by Administrative Agent either by (i) crediting the Funding Account with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) Administrative Agent by Borrower; provided, however, that if, on the date the Borrowing Request with respect to such Borrowing is given by Borrower, there are L/C Borrowings outstanding, then the
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proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to Borrower as provided above.
(d)Continuations and Conversions. Except as otherwise provided herein, a SOFR Borrowing may be continued or converted only on the last day of an Interest Period for such SOFR Borrowing. During the existence of an Event of Default, (i) no Loans may be requested as, converted to or continued as SOFR Borrowings without the consent of the Majority Lenders and (ii) unless repaid, each SOFR Borrowing shall be converted to a Base Rate Borrowing at the end of the Interest Period applicable thereto.
(e)Notifications. Administrative Agent shall promptly notify Borrower and Lenders of the interest rate applicable to any Interest Period for SOFR Borrowings upon determination of such interest rate.
(f)Interest Periods. After giving effect to all Borrowings, all conversions of Borrowings from one Type to the other, and all continuations of Borrowings as the same Type, there shall not be more than seven (7) Interest Periods in effect with respect to SOFR Borrowings.
Section 2.2    Letters of Credit.
(a)The Letter of Credit Commitment.
(i)Subject to the terms and conditions set forth herein, (A) L/C Issuer agrees, in reliance upon the agreements of the Revolving Credit Lenders set forth in this Section 2.2, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of Borrower or its Restricted Subsidiaries, and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) Revolving Credit Lenders severally agree to participate in Letters of Credit issued for the account of Borrower or its Restricted Subsidiaries and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Revolving Credit Exposure of all Revolving Credit Lenders shall not exceed the Aggregate Commitments, (y) the Revolving Credit Exposure of any Revolving Credit Lender shall not exceed such Revolving Credit Lender’s Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly Borrower may, during the period from the Closing Date until the Letter of Credit Expiration Date, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.
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(ii)L/C Issuer shall not issue any Letter of Credit, if:
(A)subject to Section 2.2(b)(iii), the expiry date of the requested Letter of Credit would occur more than twelve (12) months after the date of issuance or last extension unless the Majority Lenders have approved such expiry date; or
(B)the expiry date of the requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all Revolving Credit Lenders have approved such expiry date.
(iii)L/C Issuer shall not be under any obligation to issue any Letter of Credit if:
(A)any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain L/C Issuer from issuing the Letter of Credit, or any Law applicable to L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over L/C Issuer shall prohibit, or request that L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which L/C Issuer in good faith deems material to it;
(B)the issuance of the Letter of Credit would violate one or more policies of L/C Issuer applicable to letters of credit generally;
(C)except as otherwise agreed by Administrative Agent and L/C Issuer, the Letter of Credit is in an initial stated amount less than $250,000;
(D)the Letter of Credit is to be denominated in a currency other than Dollars;
(E)any Revolving Credit Lender is at that time a Defaulting Lender, unless L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to L/C Issuer (in its sole discretion) with Borrower or such Revolving Credit Lender to eliminate L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 12.22(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of
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Credit and all other L/C Obligations as to which L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion;
(F)the applicable conditions set forth in Section 5.2 are not satisfied; or
(G)the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder.
(iv)L/C Issuer shall not amend any Letter of Credit if L/C Issuer would not be permitted at such time to issue the Letter of Credit in its amended form under the terms hereof.
(v)L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit.
(vi)L/C Issuer shall act on behalf of Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and L/C Issuer shall have all of the benefits and immunities (A) provided to Administrative Agent in Article 11 with respect to any acts taken or omissions suffered by L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article 11 included L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to L/C Issuer.
(b)Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.
(i)Each Letter of Credit shall be issued or amended, as the case may be, upon the request of Borrower delivered to L/C Issuer (with a copy to Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of Borrower. Such Letter of Credit Application may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system provided by L/C Issuer, by personal delivery or by any other means acceptable to L/C Issuer. Such Letter of Credit Application must be received by L/C Issuer and Administrative Agent not later than 11:00 a.m. at least two (2) Business Days (or such later date and time as Administrative Agent and L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to L/C Issuer: (A) the proposed issuance date of the
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requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; (H) the amount of the then effective Borrowing Base and the then effective Aggregate Elected Commitment Amounts, the current total Revolving Credit Exposure of the Revolving Credit Lenders (without regard to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit) and the pro forma total Revolving Credit Exposure of the Revolving Credit Lenders (giving effect to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit) and (I) such other matters as L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as L/C Issuer may require. Additionally, Borrower shall furnish to L/C Issuer and Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as L/C Issuer or Administrative Agent may require.
(ii)Promptly after receipt of any Letter of Credit Application, L/C Issuer will confirm with Administrative Agent (by telephone or in writing) that Administrative Agent has received a copy of such Letter of Credit Application from Borrower and, if not, L/C Issuer will provide Administrative Agent with a copy thereof. Unless L/C Issuer has received written notice from any Revolving Credit Lender, Administrative Agent or any Loan Party, at least one (1) Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Section 5.2 shall not then be satisfied, then, subject to the terms and conditions hereof, L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of Borrower (or the applicable Restricted Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Applicable Percentage times the amount of such Letter of Credit.
(iii)If Borrower so requests in any applicable Letter of Credit Application, L/C Issuer may, in its sole discretion, agree to issue an Auto Extension Letter of Credit; provided that any such Auto Extension Letter of Credit must permit L/C Issuer to prevent any such extension at least once in each
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12 month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non Extension Notice Date”) in each such 12 month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by L/C Issuer, Borrower shall not be required to make a specific request to L/C Issuer for any such extension. Once an Auto Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that L/C Issuer shall not permit any such extension (and the terms of the Auto Extension Letter of Credit may permit L/C Issuer to refuse to extend such Letter of Credit) if (A) L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clauses (ii) or (iii) of Section 2.2(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven (7) Business Days before the Non Extension Notice Date (1) from Administrative Agent that the Majority Lenders have elected not to permit such extension or (2) from Administrative Agent, any Revolving Credit Lender or Borrower that one or more of the applicable conditions specified in Section 5.2 is not then satisfied, and in each such case directing L/C Issuer not to permit such extension.
(iv)Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, L/C Issuer will also deliver to Borrower and Administrative Agent a true and complete copy of such Letter of Credit or amendment.
(c)Drawings and Reimbursements; Funding of Participations.
(i)Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, L/C Issuer shall notify Borrower and Administrative Agent thereof. Not later than 11:00 a.m. on the date of any payment by L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), Borrower shall reimburse L/C Issuer through Administrative Agent in an amount equal to the amount of such drawing. If Borrower fails to so reimburse L/C Issuer by such time, Administrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Revolving Credit Lender’s Applicable Percentage thereof. In such event, Borrower shall be deemed to have requested a Borrowing to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, subject to the amount of the Revolving Credit Availability and the applicable conditions set forth in Section 5.2 (other than the delivery of a Borrowing Request). Any notice given by L/C Issuer or Administrative Agent pursuant to this Section 2.2(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of
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such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
(ii)Each Revolving Credit Lender shall upon any notice pursuant to Section 2.2(c)(i) make funds available (and Administrative Agent may apply Cash Collateral provided for this purpose) for the account of L/C Issuer at Administrative Agent’s Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by Administrative Agent, whereupon, subject to the provisions of Section 2.2(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Loan (or, if the applicable conditions set forth in Section 5.2 are not satisfied, an L/C Borrowing as further described in clause (iii) below) to Borrower in such amount. Administrative Agent shall remit the funds so received to L/C Issuer.
(iii)With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing because the applicable conditions set forth in Section 5.2 cannot be satisfied or for any other reason, Borrower shall be deemed to have incurred from L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Interest Rate. In such event, each Revolving Credit Lender’s payment to Administrative Agent for the account of L/C Issuer pursuant to Section 2.2(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Revolving Credit Lender in satisfaction of its participation obligation under this Section 2.2.
(iv)Until each Revolving Credit Lender funds its Loan or L/C Advance pursuant to this Section 2.2(c) to reimburse L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Revolving Credit Lender’s Applicable Percentage of such amount shall be solely for the account of L/C Issuer.
(v)Each Revolving Credit Lender’s obligation to make Loans or L/C Advances to reimburse L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.2(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against L/C Issuer, Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Loans (but not its obligation to fund its Applicable Percentage of L/C Advances) pursuant to this Section 2.2(c) is subject to the applicable conditions set forth in Section 5.2 (other than delivery by Borrower of a Borrowing Request). No such
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making of an L/C Advance shall relieve or otherwise impair the obligation of Borrower to reimburse L/C Issuer for the amount of any payment made by L/C Issuer under any Letter of Credit, together with interest as provided herein.
(vi)If any Revolving Credit Lender fails to make available to Administrative Agent for the account of L/C Issuer any amount required to be paid by such Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.2(c) by the time specified in Section 2.2(c)(ii), then, without limiting the other provisions of this Agreement, L/C Issuer shall be entitled to recover from such Revolving Credit Lender (acting through Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by L/C Issuer in connection with the foregoing. If such Revolving Credit Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Credit Lender’s Loan included in the relevant Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of L/C Issuer submitted to any Revolving Credit Lender (through Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.
(d)Repayment of Participations.
(i)At any time after L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Revolving Credit Lender’s L/C Advance in respect of such payment in accordance with Section 2.2(c), if Administrative Agent receives for the account of L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from Borrower or otherwise, including proceeds of Cash Collateral applied thereto by Administrative Agent), Administrative Agent will distribute to such Revolving Credit Lender its Applicable Percentage thereof in the same funds as those received by Administrative Agent.
(ii)If any payment received by Administrative Agent for the account of L/C Issuer pursuant to Section 2.2(c)(i) is required to be returned under any of the circumstances described in Section 12.24 (including pursuant to any settlement entered into by L/C Issuer in its discretion), each Revolving Credit Lender shall pay to Administrative Agent for the account of L/C Issuer its Applicable Percentage thereof on demand of Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Credit Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of Revolving Credit Lenders
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under this clause (ii) shall survive the payment in full of the Obligations and the termination of this Agreement.
(e)Obligations Absolute. The obligation of Borrower to reimburse L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:
(i)any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;
(ii)the existence of any claim, counterclaim, setoff, defense or other right that Borrower or any Restricted Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(iii)any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;
(iv)waiver by L/C Issuer of any requirement that exists for L/C Issuer’s protection and not the protection of Borrower or any waiver by L/C Issuer which does not in fact materially prejudice Borrower;
(v)honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft;
(vi)any payment made by L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC or the ISP, as applicable;
(vii)any payment by L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or
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(viii)any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, Borrower or any Restricted Subsidiary.
Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with Borrower’s instructions or other irregularity, Borrower will immediately notify L/C Issuer. Borrower shall be conclusively deemed to have waived any such claim against L/C Issuer and its correspondents unless such notice is given as aforesaid.
(f)Role of L/C Issuer. Each Revolving Credit Lender and Borrower agree that, in paying any drawing under a Letter of Credit, L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of L/C Issuer, Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of L/C Issuer shall be liable to any Revolving Credit Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Majority Lenders; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct on the part of such Person as found in a final and non-appealable decision of a court of competent jurisdiction; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. Borrower hereby assumes all risks of, and none of L/C Issuer, Administrative Agent, or any Lender or any of their respective Related Parties shall have any liability for, the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of L/C Issuer, Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (viii) of Section 2.2(e); provided, however, that anything in such clauses to the contrary notwithstanding, Borrower may have a claim against L/C Issuer, and L/C Issuer may be liable to Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by Borrower which Borrower proves were directly caused by L/C Issuer’s willful misconduct or gross negligence or L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit as found in a final and non-appealable decision of a court of competent jurisdiction. In furtherance and not in limitation of the foregoing, L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and L/C Issuer shall not be responsible for the validity or sufficiency of
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any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. L/C Issuer may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary.
(g)Applicability of ISP; Limitation of Liability. Unless otherwise expressly agreed by L/C Issuer and Borrower when a Letter of Credit is issued the rules of the ISP shall apply to such Letter of Credit. Notwithstanding the foregoing, L/C Issuer shall not be responsible to Borrower for, and L/C Issuer’s rights and remedies against Borrower shall not be impaired by, any action or inaction of L/C Issuer required or permitted under any Law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where L/C Issuer or the beneficiary is located, the practice stated in the ISP or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit or other Issuer Document chooses such Law or practice.
(h)Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. Borrower shall pay directly to L/C Issuer for its own account a fronting fee with respect to each Letter of Credit, at the rate per annum equal to 0.125%, computed on the daily amount available to be drawn under such Letter of Credit and payable on a quarterly basis in arrears; provided that in no event shall such fee be less than $500 during any quarter. Such fronting fee shall be due and payable on the first Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.4. In addition, Borrower shall pay directly to L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
(i)Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
(j)Letters of Credit Issued for Restricted Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Restricted Subsidiary, or states that a Restricted Subsidiary is the
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“account party,” “applicant,” “instructing party,” or the like of or for such Letter of Credit, and without derogating from any rights of L/C Issuer against such Restricted Subsidiary, Borrower (i) shall be obligated to reimburse L/C Issuer hereunder for any and all drawings under such Letter of Credit as if such Letter of Credit had been issued solely for the account of Borrower and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Restricted Subsidiary in respect of such Letter of Credit. Borrower hereby acknowledges that the issuance of Letters of Credit for the account of any of its Restricted Subsidiaries inures to the benefit of Borrower, and that Borrower’s business derives substantial benefits from the businesses of such Restricted Subsidiaries.
Section 2.3    Payments Generally; Administrative Agent’s Clawback.
(a)General. All payments of principal, interest, and other amounts to be made by Borrower under this Agreement and the other Loan Documents shall be made to Administrative Agent for the account of Administrative Agent, or L/C Issuer or the pro rata accounts of the applicable Lenders, as applicable, at the Administrative Agent’s Office in Dollars and immediately available funds, without setoff, deduction, or counterclaim, and free and clear of all Taxes (except as otherwise permitted pursuant to Section 3.4 of this Agreement) at the time and in the manner provided herein. Payments by check or draft shall not constitute payment in immediately available funds until the required amount is actually received by Administrative Agent in full. Payments in immediately available funds received by Administrative Agent in the place designated for payment on a Business Day prior to 11:00 a.m. at such place of payment shall be credited prior to the close of business on the Business Day received, while payments received by Administrative Agent on a day other than a Business Day or after 11:00 a.m. on a Business Day shall not be credited until the next succeeding Business Day. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.
(b)
(i)Funding by Lenders; Presumption by Administrative Agent. Unless Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing (or, in the case of any Base Rate Borrowing, prior to 12:00 noon on the date of such Base Rate Borrowing) that such Lender will not make available to Administrative Agent such Lender’s share of such Borrowing, Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.1(c)) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to Administrative Agent forthwith on demand such corresponding amount in immediately available funds
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with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to the applicable Borrowing. If the Borrower and such Lender shall pay such interest to Administrative Agent for the same or an overlapping period, Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to Administrative Agent.
(ii)Payments by Borrower; Presumption by Administrative Agent. Unless Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to Administrative Agent for the account of L/C Issuer, or the applicable Lenders hereunder that Borrower will not make such payment, Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to L/C Issuer, or the applicable Lenders the amount due. In such event, if Borrower has not in fact made such payment, then each of L/C Issuer, and the applicable Lenders, as applicable, severally agrees to repay to Administrative Agent forthwith on demand the amount so distributed to L/C Issuer, or such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation.
With respect to any payment that Administrative Agent makes for the account of the Lenders or the L/C Issuer hereunder as to which Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment; (2) Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate
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and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation.
(c)Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and to make payments pursuant to Section 12.1(b) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 12.1(b) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 12.1(b).
Section 2.4    Evidence of Debt.
(a)The Loans made by each Revolving Credit Lender shall be evidenced by one or more accounts or records maintained by such Revolving Credit Lender and by Administrative Agent in the ordinary course of business; provided that, such Revolving Credit Lender or Administrative Agent may, in addition, request that such Loans be evidenced by the Notes and payable to such Revolving Credit Lender in a principal amount equal to its Maximum Credit Amount then in effect. The Credit Extensions made by L/C Issuer shall be evidenced by one or more accounts or records maintained by L/C Issuer and by Administrative Agent in the ordinary course of business. The accounts or records maintained by Administrative Agent, L/C Issuer, and each Revolving Credit Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made to Borrower and, with respect to Letters of Credit issued for the account of a Restricted Subsidiary, such Restricted Subsidiary and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by L/C Issuer, or any Revolving Credit Lender and the accounts and records of Administrative Agent in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error.
(b)In addition to the accounts and records referred to in subsection (a) above, each Revolving Credit Lender and Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Revolving Credit Lender of participations in Letters of Credit. In the event of any conflict between the accounts and records maintained by Administrative Agent and the accounts and records of any Revolving Credit Lender in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error.
Section 2.5    Cash Collateral.
(a)Certain Credit Support Events. If (i) L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/
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C Borrowing, (ii) as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, (iii) Borrower shall be required to provide Cash Collateral pursuant to Section 10.2, or (iv) there shall exist a Defaulting Lender, Borrower shall immediately (in the case of clause (iii) above) or within one (1) Business Day (in all other cases) following any request by Administrative Agent or L/C Issuer, provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount (determined in the case of Cash Collateral provided pursuant to clause (iv) above, after giving effect to Section 12.22(a)(iv) and any Cash Collateral provided by the Defaulting Lender). If Borrower is required to pay Administrative Agent any excess attributable to L/C Obligations pursuant to Section 2.8(e), then Borrower shall provide Cash Collateral in an amount not less than 103% of the amount of such excess as provided in Section 2.8(e).
(b)Grant of Security Interest. Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) Administrative Agent, for the benefit of Administrative Agent, L/C Issuer and Lenders, and agrees to maintain, a first priority security interest in all such Cash Collateral and each Deposit Account in which such Cash Collateral is deposited, and in all proceeds of the foregoing (including all interest accruing thereon, if any), all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.5(c). If at any time Administrative Agent reasonably determines that Cash Collateral is subject to any right or claim of any Person other than Administrative Agent or L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, Borrower will, promptly upon demand by Administrative Agent, pay or provide to Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in one or more blocked, non-interest bearing Deposit Accounts at Bank of America. Borrower shall pay from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral in accordance with Bank of America’s applicable account documentation.
(c)Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.5 or Section 2.2, 10.2 or 12.22 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such Property as may otherwise be provided for herein.
(d)Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto, including by the termination of Defaulting Lender status of the
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applicable Lender (or, as appropriate, its assignee following compliance with Section 12.8(b)(vii)) or (ii) the determination by Administrative Agent and L/C Issuer that there exists excess Cash Collateral; provided, however, (x) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Loan Documents and the other applicable provisions of the Loan Documents, and (y) the Person providing Cash Collateral and L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.
Section 2.6    Interest; Payment Terms.
(a)Loans – Payment of Principal and Interest; Revolving Nature. The unpaid principal amount of each Borrowing of the Loans shall, subject to the following sentence and Section 2.6(e), bear interest at the applicable Interest Rate. If at any time such rate of interest would exceed the Maximum Rate but for the provisions hereof limiting interest to the Maximum Rate, then any subsequent reduction shall not reduce the rate of interest on the Loans below the Maximum Rate until the aggregate amount of interest accrued on the Loans equals the aggregate amount of interest which would have accrued on the Loans if the interest rate had not been limited by the Maximum Rate. All accrued but unpaid interest on the principal balance of the Loans shall be payable on each Payment Date and on the Maturity Date, provided that interest accruing at the Default Interest Rate pursuant to Section 2.6(e) shall be payable on demand. The then Outstanding Amount of the Loans and all accrued but unpaid interest thereon shall be due and payable on the Maturity Date. The unpaid principal balance of the Loans at any time shall be the total amount advanced hereunder by Revolving Credit Lenders less the amount of principal payments made thereon by or for Borrower, which balance may be endorsed on the Notes from time to time by Revolving Credit Lenders or otherwise noted in Revolving Credit Lenders’ and/or Administrative Agent’s records, which notations shall be, absent manifest error, conclusive evidence of the amounts owing hereunder from time to time.
(b)Computation Period. Interest on the Loans and all other amounts payable by Borrower hereunder on a per annum basis shall be computed on the basis of a 360-day year and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate or to the extent such Loan bears interest based upon the Base Rate, in which case interest shall be calculated on the basis of a 365-day year or 366-day year, as the case may be. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to the close of business on the Business Day received. Each determination by Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
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(c)Unconditional Payment. Borrower is and shall be obligated to pay all principal, interest and any and all other amounts which become payable under any of the Loan Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction whatsoever and without any reduction for counterclaim or setoff whatsoever. If at any time any payment received by Administrative Agent hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any Debtor Relief Law, then the obligation to make such payment shall survive any cancellation or satisfaction of the Obligations under the Loan Documents and shall not be discharged or satisfied with any prior payment thereof or cancellation of such Obligations, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.
(d)Partial or Incomplete Payments. Subject to Section 10.3, if at any time insufficient funds are received by and available to Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest, fees and other amounts then due hereunder, such funds shall be applied (i) first, to pay interest, fees and other amounts then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest, fees and other amounts then due to such parties, and (ii) second, to pay principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal or L/C Borrowings, as applicable, then due to such parties. Remittances in payment of any part of the Obligations under the Loan Documents other than in the required amount in immediately available funds at the place where such Obligations are payable shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Administrative Agent in full in accordance herewith and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Administrative Agent of any payment in an amount less than the full amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default.
(e)Default Interest Rate. For so long as any Event of Default exists, regardless of whether or not there has been an acceleration of the Loans, and at all times after the maturity of the Loans (whether by acceleration or otherwise), and in addition to all other rights and remedies of Administrative Agent or Lenders hereunder, (i) if an Event of Default is continuing pursuant to Section 10.1(a), Section 10.1(e), Section 10.1(f) or Section 10.1(g), then automatically and without any further action or (ii) if an Event of Default is continuing other than an Event of Default specified in Section 2.6(e)(i), then upon the election of the Majority Lenders and notice to Borrower, in each case, (A) interest shall accrue on the Outstanding Amount of the Loans at the Default Interest Rate and (B) interest shall accrue on all other outstanding Obligations at the Default Interest Rate, and, in each case, such accrued interest shall be immediately due and payable. All such interest shall continue to accrue on the Obligations after the filing by or against Borrower of any petition seeking any relief in bankruptcy or under any
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Debtor Relief Law. Borrower acknowledges that it would be extremely difficult or impracticable to determine Administrative Agent’s or Lenders’ actual damages resulting from any late payment or Event of Default, and such accrued interest are reasonable estimates of those damages and do not constitute a penalty.
Section 2.7    Voluntary Termination or Reduction of Aggregate Maximum Credit Amounts; Increase, Reduction and Termination of Aggregate Elected Commitment Amounts; Prepayments.
(a)Scheduled Termination of Commitments; Voluntary Termination or Reduction of Aggregate Maximum Credit Amounts. Unless previously terminated, the Aggregate Commitments shall terminate on the Maturity Date. If at any time the Aggregate Maximum Credit Amounts are terminated or reduced to zero, then the Commitments shall terminate on the effective date of such termination or reduction. Borrower may, upon written notice to Administrative Agent, terminate the Commitments, or from time to time permanently reduce the Aggregate Maximum Credit Amounts; provided that (i) any such notice shall be received by Administrative Agent not later than 11:00 a.m. three (3) U.S. Government Securities Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) Borrower shall not terminate or reduce the Aggregate Maximum Credit Amounts if, after giving effect thereto and to any concurrent prepayments hereunder, the Revolving Credit Exposure of all Revolving Credit Lenders would exceed the Aggregate Commitments, and (iv) if, after giving effect to any reduction of the Aggregate Maximum Credit Amounts, the Letter of Credit Sublimit exceeds the amount of the Aggregate Commitments, such sublimit shall be automatically reduced by the amount of such excess. Administrative Agent will promptly notify Revolving Credit Lenders of any such notice of termination or reduction of the Aggregate Maximum Credit Amounts. Any reduction of the Aggregate Maximum Credit Amounts shall be applied to the Commitment of each Revolving Credit Lender according to its Applicable Percentage. All fees accrued until the effective date of any termination or reduction of the Aggregate Maximum Credit Amounts shall be paid on the effective date of such termination or reduction. Each notice delivered by Borrower pursuant to this Section 2.7(a) shall be irrevocable; provided that a notice of termination of the Aggregate Maximum Credit Amounts delivered by Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by Borrower (by timely notice to Administrative Agent) if such condition is not satisfied. Any termination or reduction of the Aggregate Maximum Credit Amounts shall be permanent and may not be reinstated,
(b)Increases, Reductions and Termination of Aggregate Elected Commitment Amounts.
(i)Subject to the conditions set forth in Section 2.7(b)(ii), Borrower may from time to time increase the Aggregate Elected Commitment Amounts
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then in effect by increasing the Elected Commitment of a Revolving Credit Lender or by causing a Person that is acceptable to Administrative Agent (such acceptance not to be unreasonably withheld) that at such time is not a Revolving Credit Lender to become a Revolving Credit Lender (any such Person that is not at such time a Revolving Credit Lender and becomes a Revolving Credit Lender, an “Additional Revolving Credit Lender”). Notwithstanding anything to the contrary contained in this Agreement, in no case shall an Additional Revolving Credit Lender be Borrower, an Affiliate of Borrower or a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person).
(ii)Any increase in the Aggregate Elected Commitment Amounts shall be subject to the following additional conditions:
(A)such increase shall not be less than $10,000,000 (or, in the event such increase would otherwise exceed the Aggregate Maximum Credit Amounts, such lesser amount that would constitute the Aggregate Elected Commitment Amounts being equal to the Aggregate Maximum Credit Amounts) unless (1) Administrative Agent otherwise consents, or (2) prior to giving effect to such increase, the Borrowing Base exceeds the Aggregate Elected Commitment Amounts by less than $10,000,000 and after giving effect to such increase, the Aggregate Elected Commitment Amounts will equal the Borrowing Base, and no such increase shall be permitted if after giving effect thereto the Aggregate Elected Commitment Amounts exceed the Borrowing Base then in effect;
(B)following any Periodic Determination Date, Borrower may not increase the Aggregate Elected Commitment Amounts more than once before the next Periodic Determination Date (for the sake of clarity, all increases in the Aggregate Elected Commitment Amounts effective on a single date shall be deemed a single increase in the Aggregate Elected Commitment Amounts for purposes of this Section 2.7(b)(ii)(B));
(C)no Default shall have occurred and be continuing on the effective date of such increase;
(D)to the extent that there are any Borrowings outstanding under the then-current Benchmark, the effective date of such increase shall be, at the option of Borrower, either (x) the last day of the Interest Period in respect of such Borrowings or (y) such earlier date selected by Borrower; provided that, with respect to this clause (y), Borrower shall (to the extent requested in writing by any applicable Lender) pay any compensation required by Section 3.5;
(E)no Revolving Credit Lender’s Elected Commitment may be increased without the consent of such Revolving Credit Lender;
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(F)if Borrower elects to increase the Aggregate Elected Commitment Amounts by increasing the Elected Commitment of a Revolving Credit Lender, Borrower and such Revolving Credit Lender shall execute and deliver to Administrative Agent a certificate substantially in the form of Exhibit F (an “Elected Commitment Increase Certificate”); and
(G)if Borrower elects to increase the Aggregate Elected Commitment Amounts by causing an Additional Revolving Credit Lender to become a party to this Agreement, then Borrower, such Additional Revolving Credit Lender and L/C Issuer shall execute and deliver to Administrative Agent a certificate substantially in the form of Exhibit G (an “Additional Revolving Credit Lender Certificate”), together with an Administrative Questionnaire and a processing and recordation fee of $3,500 (provided that Administrative Agent may, in its discretion, elect to waive such processing and recordation fee in connection with any such increase), and Borrower shall (1) if requested by the Additional Revolving Credit Lender, deliver a Note payable to such Additional Revolving Credit Lender in a principal amount equal to its Maximum Credit Amount, and otherwise duly completed and (2) pay any applicable fees as may have been agreed to between Borrower and the Additional Revolving Credit Lender, and, to the extent applicable and agreed to by Borrower, Administrative Agent.
(iii)Subject to (A) acceptance and recording thereof pursuant to Section 2.7(b)(iv) and (B) Section 2.7(b)(ii)(D), from and after the effective date specified in the Elected Commitment Increase Certificate or the Additional Revolving Credit Lender Certificate: (1) the amount of the Aggregate Elected Commitment Amounts shall be increased as set forth therein, and (2) in the case of an Additional Revolving Credit Lender Certificate, any Additional Revolving Credit Lender party thereto shall be a party to this Agreement and have the rights and obligations of a Revolving Credit Lender under this Agreement and the other Loan Documents. In addition, the Revolving Credit Lender or the Additional Revolving Credit Lender, as applicable, shall purchase a pro rata portion of the outstanding Loans (and participation interests in Letters of Credit) of each of the other Revolving Credit Lenders (and such Revolving Credit Lenders hereby agree to sell and to take all such further action to effectuate such sale) such that each Revolving Credit Lender (including any Additional Revolving Credit Lender, if applicable) shall hold its Applicable Percentage of the outstanding Loans (and participation interests in Letters of Credit) after giving effect to the increase in the Aggregate Elected Commitment Amounts (and the resulting modifications of each Lender’s Maximum Credit Amount pursuant to Section 2.7(b)(v)).
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(iv)Upon its receipt of a duly completed Elected Commitment Increase Certificate or an Additional Revolving Credit Lender Certificate, executed by Borrower, the Revolving Credit Lender, L/C Issuer or by Borrower and the Additional Revolving Credit Lender party thereto, as applicable, the processing and recording fee referred to in Section 2.7(b)(ii), if any, the Administrative Questionnaire referred to in Section 2.7(b)(ii), if applicable, and the break funding payments from Borrower, if any, required by Section 3.5, if applicable, Administrative Agent shall accept such Elected Commitment Increase Certificate or Additional Revolving Credit Lender Certificate and record the information contained therein in the Register required to be maintained by Administrative Agent pursuant to Section 12.8(c). No increase in the Aggregate Elected Commitment Amounts shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 2.7(b)(iv).
(v)Upon any increase in the Aggregate Elected Commitment Amounts pursuant to this Section 2.7(b), (A) each Revolving Credit Lender’s Maximum Credit Amount shall be automatically deemed amended to the extent necessary so that each such Revolving Credit Lender’s Applicable Percentage equals the percentage of the Aggregate Elected Commitment Amounts represented by such Revolving Credit Lender’s Elected Commitment, in each case after giving effect to such increase, and (B) Schedule 2.1 to this Agreement shall be deemed amended to reflect the Elected Commitment of each Revolving Credit Lender (including any Additional Revolving Credit Lender) as thereby increased, any changes in the Revolving Credit Lenders’ Maximum Credit Amounts pursuant to the foregoing clause (A), and any resulting changes in the Revolving Credit Lenders’ Applicable Percentages.
(vi)Borrower may from time to time terminate or reduce the Aggregate Elected Commitment Amounts; provided that (A) each reduction of the Aggregate Elected Commitment Amounts shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000 (unless Administrative Agent otherwise consents) and (B) Borrower shall not reduce the Aggregate Elected Commitment Amounts if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.7(d), the total Revolving Credit Exposure of the Revolving Credit Lenders would exceed the Aggregate Elected Commitment Amounts as reduced.
(vii)Borrower shall notify Administrative Agent of any election to terminate or reduce the Aggregate Elected Commitment Amounts under Section 2.7(b)(vi) at least three Business Days (or such shorter time as Administrative Agent may agree in its sole discretion) prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, Administrative Agent shall advise the Revolving Credit Lenders of the contents thereof. Each notice delivered by Borrower pursuant to this Section 2.7(b)(vii) shall be irrevocable; provided that a
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notice of termination or reduction of the Aggregate Elected Commitment Amounts delivered by Borrower may state that such notice is conditioned upon the effectiveness of other transactions, in which case such notice may be revoked by Borrower (by timely notice to Administrative Agent) if such condition is not satisfied. Any termination or reduction of the Aggregate Elected Commitment Amounts shall be permanent and may not be reinstated, except pursuant to Section 2.7(b)(i). Each reduction of the Aggregate Elected Commitment Amounts shall be made ratably among the Revolving Credit Lenders in accordance with each Revolving Credit Lender’s Applicable Percentage.
(viii)Upon any redetermination or other adjustment in the Borrowing Base pursuant to this Agreement that would otherwise result in the Borrowing Base becoming less than the Aggregate Elected Commitment Amounts, the Aggregate Elected Commitment Amounts shall be automatically reduced (ratably among the Revolving Credit Lenders in accordance with each Revolving Credit Lender’s Applicable Percentage) so that they equal such redetermined Borrowing Base (and Schedule 2.1 shall be deemed amended to reflect such amendments to each Revolving Credit Lender’s Elected Commitment and the Aggregate Elected Commitment Amounts).
(ix)Contemporaneously with any increase in the Borrowing Base pursuant to this Agreement, if (A) Borrower elects to increase the Aggregate Elected Commitment Amounts and (B) each Revolving Credit Lender has consented to such increase in its Elected Commitment, then the Aggregate Elected Commitment Amounts shall be increased (ratably among the Revolving Credit Lenders in accordance with each Revolving Credit Lender’s Applicable Percentage) by the amount requested by Borrower (subject to the limitations set forth in Section 2.7(b)(ii)(A)) without the requirement that any Revolving Credit Lender deliver an Elected Commitment Increase Certificate or that Borrower pay any amounts under Section 3.5, and Schedule 2.1 shall be deemed amended to reflect such amendments to each such Revolving Credit Lender’s Elected Commitment and the Aggregate Elected Commitment Amounts. Administrative Agent shall promptly record the information regarding such increases in the Register required to be maintained by Administrative Agent pursuant to Section 12.8(c).
(c)Voluntary Prepayments. Subject to the conditions set forth below, Borrower shall have the right, at any time and from time to time to prepay the principal of the Loans in full or in part, without premium or penalty except as provided in Section 3.5; provided that (i) notice must be received (A) no later than 11:00 a.m. two (2) U.S. Government Securities Business Days prior to the date of prepayment of SOFR Loans and (B) on the date of prepayment of Base Rate Loans and (ii) any partial prepayment of any Loan shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.1(b). Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each
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Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination or reduction of the Aggregate Maximum Credit Amounts as contemplated by Section 2.7(a) or a termination or reduction of the Aggregate Elected Commitment Amounts pursuant to Section 2.7(b)(vii), then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.7(a).
(d)Mandatory Prepayments.
(i)Except as provided in Section 2.8(e) or Section 2.7(d)(ii) below, if at any time the Revolving Credit Exposure of the Revolving Credit Lenders exceeds the Aggregate Commitments then in effect, including as a result of any termination of the Aggregate Commitments pursuant to Section 2.1(a) or termination or reduction of the Aggregate Maximum Credit Amounts pursuant to Section 2.7(a) or any termination or reduction in the Aggregate Elected Commitment Amounts pursuant to Section 2.7(b)(vi), then Borrower shall immediately prepay the entire amount of such excess to Administrative Agent, for the ratable account of the Revolving Credit Lenders, and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.7(d) unless after the prepayment in full of the Loans the Revolving Credit Exposure of the Revolving Credit Lenders exceeds the Aggregate Commitments then in effect.
(ii)Upon any adjustment to the Borrowing Base pursuant to Section 2.8(f) or Section 2.8(g), if a Borrowing Base Deficiency shall result therefrom, then Borrower shall (A) prepay the Loans in an aggregate principal amount equal to such Borrowing Base Deficiency, and (B) if a Borrowing Base Deficiency remains after prepaying all of the Loans as a result of outstanding L/C Obligations, Cash Collateralize L/C Obligations in an amount equal to such Borrowing Base Deficiency. Borrower shall be obligated to make such prepayment and/or deposit of cash collateral on or prior to the first Business Day succeeding the date it or any of its Restricted Subsidiaries receives cash proceeds as a result of the applicable Disposition, Borrowing Base Hedge Liquidation or issuance or incurrence of Permitted Additional Debt.
(iii)If, at the end of the last Business Day of any calendar month, commencing with the calendar month ending October 31, 2022, the Consolidated Cash Balance exceeds the Consolidated Cash Balance Threshold, then Borrower shall, within three (3) Business Days after such date, prepay the Loans in an aggregate principal amount equal to the lesser of (A) the amount of such excess and (B) the unpaid principal balance of the Loans.
(iv)Promptly following the incurrence of any Debt by Borrower or any of its Restricted Subsidiaries (other than Debt permitted under Section 8.1), Borrower shall prepay the Loans in an aggregate amount equal to the lesser of
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(A) one hundred percent (100%) of the net cash proceeds received in respect of such Debt and (B) the then outstanding principal balance of the Loans. Nothing in this paragraph is intended to permit Borrower or any Restricted Subsidiary to incur Debt other than as permitted under Section 8.1.
(v)If Borrower elects to prepay the Loans to remedy a Borrowing Base Deficiency in accordance with Section 2.8(e), Borrower shall make such prepayments in accordance with such election and Section 2.8(e)(ii)(A).
(vi)Each prepayment required by this Section 2.7(d) shall be applied, first, to any Base Rate Borrowings then outstanding, and, second, to any SOFR Borrowings then outstanding, and if more than one (1) SOFR Borrowing is then outstanding, to such SOFR Borrowings in such order as Borrower may direct or, if Borrower fails to so direct, as Administrative Agent shall elect.
(e)Payment of Interest. If there is a prepayment of all or any portion of the principal of the Loans on or before the Maturity Date, whether voluntary or mandatory or because of acceleration or otherwise, such prepayment shall also include any and all accrued but unpaid interest on the amount of principal being so prepaid through and including the date of prepayment, plus any other sums which have become due to Lenders under the other Loan Documents on or before the date of prepayment, but which have not been fully paid.
Section 2.8    Borrowing Base.
(a)Borrowing Base Standards; Initial Borrowing Base.
(i)The Borrowing Base shall represent the approval in the sole discretion of the Required Lenders or all Revolving Credit Lenders, as applicable, of Administrative Agent’s determination of the loan amount that may be supported by the Required Lenders’ or all Revolving Credit Lenders’, as applicable, evaluation of the Proved Oil and Gas Properties of Borrower and its Restricted Subsidiaries. The determination of the Borrowing Base will be made in good faith and in accordance with then-current practices, economic and pricing parameters, methodology, assumptions, and customary procedures and standards established by each Revolving Credit Lender from time to time for its petroleum industry customers including, without limitation, (i) an analysis of Engineering Reports with respect to all of the Proved Oil and Gas Properties of Borrower and its Restricted Subsidiaries, including the Mortgaged Properties, as is provided to the Revolving Credit Lenders in accordance herewith, (ii) an analysis of the assets, liabilities, cash flow, business, Properties, prospects, management and ownership of Borrower and its Restricted Subsidiaries, (iii) Borrower’s and its Restricted Subsidiaries’ Hedging Transactions and the status (or lack thereof) of any provider of Hedging Transactions as an “Approved Swap Counterparty,” and (iv) such other credit factors consistently applied as each Revolving Credit Lender customarily considers in evaluating similar oil and gas
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credit facilities, including without limitation the status of title information or “pay” status with respect to the Proved Oil and Gas Properties (or portion of production therefrom) or any income from any other Property at any time as described in the Engineering Reports.
(ii)The Borrowing Base shall initially be $325,000,000 for the period from and including the Closing Date until the effective date of the next Periodic Determination or Special Determination, as the case may be, or until the Borrowing Base is otherwise adjusted in accordance with the terms of this Agreement.
(b)Periodic Determinations.
(i)The Borrowing Base shall be redetermined semi-annually in accordance with this Section 2.8(b), and subject to Section 2.8(d), such redetermined Borrowing Base shall become effective and applicable to Borrower, Administrative Agent, Lenders and L/C Issuer on April 1st and October 1st of each year (or, in each case, such date promptly thereafter as reasonably practicable), commencing April 1, 2023. Upon receipt of each Reserve Report, Administrative Agent shall make a determination of the Borrowing Base which shall become effective upon approval by the Required Lenders or all Revolving Credit Lenders in accordance with the procedures set forth in Section 2.8(d) and subsequent written notification from Administrative Agent to Borrower, and which, subject to the other provisions of this Agreement, shall be the Borrowing Base until the effective date of the next Periodic Determination or Special Determination, as the case may be, or until the Borrowing Base is otherwise adjusted in accordance with the terms of this Agreement. For purposes of this Agreement, the determination of the Borrowing Base on the Closing Date provided for herein shall be deemed and considered to be a Periodic Determination.
(ii)In the event that Borrower does not furnish to Administrative Agent a Reserve Report by the date specified in Section 7.1(p), then Administrative Agent and the Required Lenders or all Revolving Credit Lenders, as applicable, may nonetheless redetermine the Borrowing Base and redesignate the Borrowing Base from time to time thereafter in accordance with Section 2.8(a) until Administrative Agent receives the relevant Reserve Report, whereupon Administrative Agent and the Required Lenders or all Revolving Credit Lenders, as applicable, shall redetermine the Borrowing Base as otherwise specified in this Section 2.8.
(c)Special Determinations. In addition to Periodic Determinations, Borrower may, by notifying Administrative Agent thereof, elect to cause the Borrowing Base to be redetermined not more than one (1) time between Periodic Determinations (except that Borrower may also elect the Borrowing Base to be redetermined in connection with an acquisition of Proved Oil and Gas Properties by any Restricted
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Subsidiary of Borrower with a fair market value in excess of ten percent (10%) of the Borrowing Base then in effect, which such elections shall not count towards the foregoing limitation on the number of such elections), and Administrative Agent may, at the direction of the Required Lenders, by notifying Borrower thereof, elect to cause the Borrowing Base to be redetermined not more than one (1) time between Periodic Determinations (each a “Special Determination”), in each case in accordance with the terms of this Section 2.8(c). If any Special Determination is requested by Borrower, Borrower shall provide an updated Reserve Report brought forward from the most recent Reserve Report furnished by Borrower to Administrative Agent, which shall be prepared either by an Independent Engineer or by or under the supervision of the chief engineer of Borrower who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding December 31st Reserve Report. If any Special Determination is requested by Administrative Agent at the direction of the Required Lenders, and to the extent specifically included in such request, Borrower will provide Administrative Agent with engineering data for the oil and gas reserves updated from the most recent Reserve Report furnished to Administrative Agent, as soon as is reasonably practicable following the request, but in any event no later than thirty (30) days following the receipt of such request. The determination whether to increase or decrease the Borrowing Base shall be made in accordance with the standards set forth in Section 2.8(a) and the procedures set forth in Section 2.8(d). In the event of any Special Determination pursuant to this Section 2.8(c), Administrative Agent in the exercise of its discretion may suspend the next Periodic Determination.
(d)General Procedures With Respect to Determination of Borrowing Base.
(i)Each Periodic Determination and each Special Determination shall be effectuated as follows: upon receipt by Administrative Agent of (A) in the case of a Periodic Determination, the Reserve Report and the certificate required to be delivered by Borrower to Administrative Agent pursuant to Sections 7.1(p) and 7.1(q), and, in the case of a Special Determination, pursuant to Sections 2.8(c) and 7.1(q), and (B) such other reports, data and supplemental information, including, without limitation, the information provided pursuant to Section 7.1(q), as may, from time to time, be reasonably requested by Administrative Agent and/or the Required Lenders (the Reserve Report, such certificate and such other reports, data and supplemental information being the “Engineering Reports”), Administrative Agent shall evaluate the information contained in the Engineering Reports and shall, in its sole discretion, propose a new Borrowing Base (the “Proposed Borrowing Base”) based upon such information and in accordance with the standards set forth in Section 2.8(a).
(ii)Administrative Agent shall notify Borrower and the Lenders of the Proposed Borrowing Base (a “Proposed Borrowing Base Notice”) within 15 days in the case of a Periodic Determination or 30 days in the case of a Special Determination (or in each case as soon thereafter as reasonably practicable)
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following receipt by Administrative Agent and the Revolving Credit Lenders of complete Engineering Reports from Borrower.
(iii)Any Proposed Borrowing Base that would increase the Borrowing Base then in effect must be approved by all of the Lenders as provided in this Section 2.8(d)(iii). Any Proposed Borrowing Base that would decrease or maintain the Borrowing Base then in effect must be approved or be deemed to have been approved by the Required Lenders as provided in this Section 2.8(d)(iii). After having received a Proposed Borrowing Base Notice from Administrative Agent, each Lender shall have 15 days to agree or disagree with such Proposed Borrowing Base. With respect to a proposed decrease or reaffirmation of the Borrowing Base, if, at the end of such 15-day period, the Required Lenders shall not have communicated their approval or disapproval, such silence shall be deemed an approval, and the Proposed Borrowing Base shall be the new Borrowing Base. With respect to a proposed increase of the Borrowing Base, if, at the end of such 15-day period, all Revolving Credit Lenders shall not have communicated their approval or disapproval, such silence shall be deemed a disapproval. If, however, Revolving Credit Lenders representing at least the Minority Revolving Credit Lenders (or any Revolving Credit Lender, in the event of a proposed increase of the Borrowing Base) notify Administrative Agent within such 15 days of their disapproval or if the Revolving Credit Lenders are deemed to have disapproved of a proposed increase of the Borrowing Base, then Administrative Agent shall poll the Revolving Credit Lenders to ascertain the highest Borrowing Base then acceptable to all Revolving Credit Lenders (in the case of any increase of the Borrowing Base) or a number of Revolving Credit Lenders sufficient to constitute the Required Lenders (in any other case) and such amount shall become the new Borrowing Base.
(iv)After a redetermined Borrowing Base is approved or is deemed to have been approved by all of the Revolving Credit Lenders or the Required Lenders, as applicable, pursuant to Section 2.8(d)(iii), Administrative Agent shall notify Borrower and the Lenders of the amount of the redetermined Borrowing Base (the “New Borrowing Base Notice”), and such amount shall become the new Borrowing Base, effective and applicable to Borrower, Administrative Agent, the L/C Issuer and the Lenders:
(A)in the case of a Periodic Determination, (x) if Administrative Agent shall have received the Engineering Reports required to be delivered by Borrower pursuant to Section 7.1(p) and 7.1(q) in a timely and complete manner, then on April 1st or October 1st (or, in each case, such date promptly thereafter as reasonably practicable), as applicable, following such notice, or (y) if Administrative Agent shall not have received the Engineering Reports required to be delivered by Borrower pursuant to Section 7.1(p) and 7.1(q) in a timely and complete
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manner, then on the Business Day next succeeding delivery of such New Borrowing Base Notice; and
(B)in the case of a Special Determination, on the Business Day next succeeding delivery of such New Borrowing Base Notice.
(v)Upon the final redetermination of the Borrowing Base pursuant to Section 2.8(d)(iii), Administrative Agent shall notify Borrower and the Lenders of same.
(e)Borrowing Base Deficiency.
(i)If a Borrowing Base Deficiency exists (other than as a result of Section 2.8(f) or Section 2.8(g)), then Administrative Agent shall send a Borrowing Base Deficiency Notice to Borrower, and Borrower shall within 30 days following receipt of such Borrowing Base Deficiency Notice elect whether to (A) prepay an amount which would, if prepaid immediately, reduce the total Revolving Credit Exposure of the Revolving Credit Lenders to the amount of the Borrowing Base, (B) execute one or more Mortgages (or cause another Loan Party to execute one or more Mortgages) covering such other Oil and Gas Properties not previously taken into account in the determination of the Borrowing Base as are acceptable to Administrative Agent and the Required Lenders having present values which, in the opinion of Administrative Agent and the Required Lenders, based upon Administrative Agent’s and the Required Lenders’ evaluation of the engineering data provided them, taken in the aggregate are sufficient to increase the Borrowing Base to an amount at least equal to the total Revolving Credit Exposure of the Revolving Credit Lenders, or (C) do any combination of the foregoing as is acceptable to Administrative Agent. If Borrower fails to make an election within 30 days after Borrower’s receipt of the Borrowing Base Deficiency Notice, then Borrower shall be deemed to have selected the prepayment option specified in clause (A) above.
(ii)Borrower shall deliver such prepayments or Mortgages of additional Oil and Gas Properties in accordance with its election (or deemed election) pursuant to Section 2.8(e)(i) as follows:
(A)Prepayment Elections. If Borrower elects (or is deemed to have elected) to prepay an amount in accordance with Section 2.8(e)(i)(A) above, then Borrower may make such prepayment in one (1) installment within 30 days after Borrower’s receipt of the Borrowing Base Deficiency Notice (and if any Borrowing Base Deficiency remains after prepaying all Loans as a result of L/C Obligations, Cash Collateralize such excess as provided in Section 2.5) or in six (6) equal consecutive monthly installments beginning within 30 days after Borrower’s receipt of the Borrowing Base Deficiency Notice and continuing on the same day of each month thereafter.
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(B)Elections to Mortgage Additional Oil and Gas Properties. If Borrower elects to mortgage additional Oil and Gas Properties in accordance with Section 2.8(e)(i)(B) above, then (1) such Properties shall be acceptable to Administrative Agent and the Required Lenders with values determined by Administrative Agent and the Required Lenders in accordance with this Section 2.8 and (2) Borrower or such other Loan Party shall execute, acknowledge and deliver to Administrative Agent one or more Mortgages within 30 days after Borrower’s receipt of the Borrowing Base Deficiency Notice (or such longer time as determined by Administrative Agent not to exceed 60 total days after Borrower’s receipt of the Borrowing Base Deficiency Notice); provided, however (x) if none of the additional Oil and Gas Properties offered by Borrower are acceptable to Administrative Agent and the Required Lenders, Borrower shall be deemed to have elected the prepayment option specified in Section 2.8(e)(i)(A) (and Borrower shall make such prepayment in accordance with Section 2.8(e)(ii)(A)); and (y) if the aggregate present values of additional Oil and Gas Properties which are acceptable to Administrative Agent and the Required Lenders are insufficient to eliminate the Borrowing Base Deficiency, then Borrower shall be deemed to have selected the option specified in Section 2.8(e)(i)(C) (and Borrower shall make prepayment and deliver one or more Mortgages as provided in Section 2.8(e)(i)(B)). Together with such Mortgages, Borrower shall deliver to Administrative Agent title opinions and/or other title information and data acceptable to Administrative Agent such that Administrative Agent shall have received, together with the title information previously delivered to Administrative Agent, acceptable title information regarding the Proved Oil and Gas Properties of Borrower and its Restricted Subsidiaries that in the aggregate represent not less than Required Reserve Value.
(f)Automatic Reduction of Borrowing Base Upon Issuance of Permitted Additional Debt. In addition to the other redeterminations of the Borrowing Base provided for herein, and notwithstanding anything to the contrary set forth herein, upon any incurrence or issuance of any Permitted Additional Debt after the Closing Date, the Borrowing Base then in effect shall automatically be decreased by an amount equal to 25% of the aggregate stated principal amount of such Permitted Additional Debt incurred or issued at such time, and Borrower shall comply with Section 2.7(d)(ii) as a result of such reduction. Such decrease in the Borrowing Base shall occur automatically upon the incurrence or issuance of such Permitted Additional Debt on the date of incurrence or issuance, without any vote of the Lenders or action by Administrative Agent and shall be effective and applicable to Borrower, Administrative Agent, the L/C Issuer and the Lenders on such date until the next redetermination or other adjustment of the Borrowing Base pursuant to this Agreement; provided, that, no such reduction of the Borrowing Base shall occur with respect to any Permitted Additional Debt incurred or issued to substantially simultaneously refinance or replace any then existing Permitted
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Additional Debt (up to the principal amount of such refinanced or replaced Permitted Additional Debt outstanding immediately prior to such refinancing or replacement). Upon any such reduction in the Borrowing Base, Administrative Agent shall promptly deliver notice thereof to Borrower and the Lender.
(g)Automatic Reduction of Borrowing Base upon Dispositions of Proved Oil and Gas Properties or Borrowing Base Hedge Liquidations. In addition to the other redeterminations or adjustments of the Borrowing Base provided for herein, if the sum of (A) the aggregate Borrowing Base value (as determined by Administrative Agent) of all Proved Oil and Gas Properties Disposed of by Borrower and its Restricted Subsidiaries (other than the Disposition of the Vital Assets, solely to the extent that the Vital Disposition occurs on or before February 29, 2024) occurring in any period between any two Redetermination Dates plus (B) the aggregate Borrowing Base value (as determined by Administrative Agent) of all Commodity Hedging Transactions subject to a Borrowing Base Hedge Liquidation occurring during the same period exceeds five percent (5%) of the then effective Borrowing Base, then in connection with each such Disposition and/or Borrowing Base Hedge Liquidation, unless waived by the Required Lenders, the Borrowing Base shall be reduced by the aggregate Borrowing Base value (as determined by Administrative Agent and approved by the Required Lenders) of all such Proved Oil and Gas Properties Disposed of and Commodity Hedging Transactions subject to such Borrowing Base Hedge Liquidations in excess of such five percent (5%) threshold and Borrower shall comply with Section 2.7(d)(ii). For the avoidance of doubt, any determination of the Borrowing Base pursuant to this Section 2.8(g) shall not be considered a Special Determination requested by Borrower or Administrative Agent within the meaning of Section 2.8(c). For purposes of this Section 2.8(g) and Section 2.7(d)(ii), the sale or other Disposition of any Restricted Subsidiary (or any other transaction pursuant to which a Person ceases to be a Restricted Subsidiary, including any designation as an Unrestricted Subsidiary in accordance with Section 8.6(b)) shall be deemed to be a Disposition of all Oil and Gas Properties owned by such Restricted Subsidiary and a Borrowing Base Hedge Liquidation of all Commodity Hedging Transactions to which such Restricted Subsidiary was a party, in each case on the date of such Disposition (or other transaction).
Section 2.9    Fees.
(a)Fees.  Borrower agrees to pay to Administrative Agent, for the account of Administrative Agent, each Arranger and each Lender, as applicable, fees, in the amounts and on the dates set forth in each Fee Letter.
(b)Letter of Credit Fees.  Borrower shall pay to Administrative Agent for the account of each Revolving Credit Lender in accordance, subject to Section 12.22, with its Applicable Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Margin for SOFR Loans times the daily amount available to be drawn under such Letter of Credit.  For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of
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Credit shall be determined in accordance with Section 1.4.  Letter of Credit Fees for each Letter of Credit shall be (i) due and payable in arrears on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance or renewal of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears.  If there is any change in the Applicable Margin for SOFR Loans during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Margin for SOFR Loans separately for each period during such quarter that such Applicable Margin for SOFR Loans was in effect.  Notwithstanding anything to the contrary contained herein while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Interest Rate.
(c)Commitment Fees.  Borrower agrees to pay to Administrative Agent for the account of each Revolving Credit Lender in accordance, subject to Section 12.22, with its Applicable Percentage a commitment fee on the daily average unused amount of the Commitment of such Revolving Credit Lender for the period from and including the date of this Agreement to and including the Maturity Date (including at any time during which one or more of the conditions in Article 5 is not met), at a rate equal to the Applicable Margin.  For the purpose of calculating the commitment fee hereunder, the Commitment of each Revolving Credit Lender shall be deemed utilized by the amount of all outstanding Loans and L/C Obligations owing to such Revolving Credit Lender whether directly or by participation.  Accrued commitment fees shall be payable quarterly in arrears on the first Business Day of each April, July, October, and January during the term of this Agreement and on the Maturity Date.
(d)Commitment Increase Fees. Borrower agrees to pay to Administrative Agent, for the account of each Revolving Credit Lender then party to this Agreement, a Commitment increase fee in an amount to be mutually agreed upon and to be set forth in a separate written agreement, payable on the effective date of any such increase to the Commitments; provided, that such fees shall not be payable to any Revolving Credit Lender to the extent that such Revolving Credit Lender’s newly increased Commitment is less than or equal to such Revolving Credit Lender’s highest previous Commitment amount during the term of this Agreement and to the extent that such Revolving Credit Lender had previously received “Upfront”, “Commitment Increase” or “Borrowing Base Increase” fees (or any other comparable fees, however described) on such previous highest Commitment amount and such fees were calculated based on a maturity date that is the same as the “Maturity Date” in effect under this Agreement at the time of the Commitment increase in question.
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ARTICLE 3

TAXES, YIELD PROTECTION AND INDEMNITY
Section 3.1    Increased Costs.
(a)Increased Costs Generally. If any Change in Law shall:
(i)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or L/C Issuer;
(ii)subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)impose on any Lender or L/C Issuer any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation in any such Loan or Letter of Credit;
and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, L/C Issuer or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, L/C Issuer or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, L/C Issuer or other Recipient, Borrower will pay to such Lender, L/C Issuer or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, L/C Issuer or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.
(b)Capital Requirements. If any Lender or L/C Issuer determines that any Change in Law affecting such Lender or L/C Issuer or any Lending Office of such Lender or such Lender’s or L/C Issuer’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or L/C Issuer’s capital or on the capital of such Lender’s or L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit, or the Letters of Credit issued by L/C Issuer, to a level below that which such Lender or L/C Issuer or such Lender’s or L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or L/C Issuer’s policies and the
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policies of such Lender’s or L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or L/C Issuer or such Lender’s or L/C Issuer’s holding company for any such reduction suffered.
(c)Certificates for Reimbursement. A certificate of a Lender or L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or L/C Issuer or its holding company, as the case may be, as specified in Sections 3.1(a) or (b) and delivered to Borrower shall be conclusive absent manifest error. Borrower shall pay such Lender or L/C Issuer, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.
(d)Delay in Requests. Failure or delay on the part of any Lender or L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.1 shall not constitute a waiver of such Lender’s or L/C Issuer’s right to demand such compensation; provided that Borrower shall not be required to compensate a Lender or L/C Issuer pursuant to the foregoing provisions of this Section 3.1 for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or L/C Issuer, as the case may be, notifies Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof).
Section 3.2    Illegality. If any Lender determines that any Law or regulation has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to SOFR or Term SOFR, or to determine or charge interest rates based upon SOFR or Term SOFR then, upon notice thereof by such Lender to the Borrower (through Administrative Agent), (a) any obligation of such Lender to make or continue SOFR Loans or to convert Base Rate Loans to SOFR Loans shall be suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrower shall, upon demand from such Lender (with a copy to Administrative Agent), prepay or, if applicable, convert all SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by Administrative Agent without reference to the Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such SOFR Loan to such day, or immediately, if such Lender may not lawfully continue to maintain such SOFR Loan and (ii) if such notice asserts
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the illegality of such Lender determining or charging interest rates based upon SOFR, Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.5.
Section 3.3    Inability to Determine Rates.
(a)Inability to Determine SOFR. If in connection with any request for a SOFR Loan or a conversion of Base Rate Loans to SOFR Loans or a continuation of any of such Loans, as applicable, (i) Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate has been determined in accordance with Section 3.3(b), and the circumstances under clause (i) of Section 3.3(b) or the Scheduled Unavailability Date has occurred, or (B) adequate and reasonable means do not otherwise exist for determining Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan or in connection with an existing or proposed Base Rate Loan, or (ii) Administrative Agent or the Majority Lenders determine that for any reason that Term SOFR for any requested Interest Period with respect to a proposed Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, Administrative Agent will promptly so notify the Borrower and each Lender.
Thereafter, (x) the obligation of the Lenders to make or maintain SOFR Loans or to convert Base Rate Loans to SOFR Loans, shall be suspended (to the extent of the affected SOFR Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until Administrative Agent (or, in the case of a determination by the Majority Lenders described in clause (ii) of this Section 3.3(a), until Administrative Agent upon instruction of the Majority Lenders) revokes such notice.
Upon receipt of such notice, (i) the Borrower may revoke any pending request for a Borrowing of, or conversion to, or continuation of SOFR Loans (to the extent of the affected SOFR Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Base Rate Borrowing in the amount specified therein and (ii) any outstanding Term SOFR Loans shall be deemed to have been converted to Base Rate Loans immediately at the end of their respective applicable Interest Period.
(b)Replacement of Term SOFR or Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Majority Lenders notify Administrative Agent (with,
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in the case of the Majority Lenders, a copy to the Borrower) that the Borrower or Majority Lenders (as applicable) have determined, that:
(i)adequate and reasonable means do not exist for ascertaining one month, three month and six month interest periods of Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or
(ii)CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be made available, or permitted to be used for determining the interest rate of U.S. dollar denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to Administrative Agent, that will continue to provide such interest periods of Term SOFR after such specific date (the latest date on which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, the “Scheduled Unavailability Date”);
then, on a date and time determined by Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily Simple SOFR plus the SOFR Adjustment for any payment period for interest calculated that can be determined by Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Successor Rate”).
If the Successor Rate is Daily Simple SOFR plus the SOFR Adjustment, all interest payments will be payable on a quarterly basis.
Notwithstanding anything to the contrary herein, (i) if Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in Section 3.3(b)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then in each case, Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing Term SOFR or any then current Successor Rate in accordance with this Section 3.3 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar U.S.
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dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such benchmark, which adjustment or method for calculating such adjustment shall be published on an information service as selected by Administrative Agent from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Majority Lenders have delivered to Administrative Agent written notice that such Majority Lenders object to such amendment.
(c)Successor Rate. Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the implementation of any Successor Rate.
Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by Administrative Agent.
Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than 0%, the Successor Rate will be deemed to be zero% for the purposes of this Agreement and the other Loan Documents.
In connection with the implementation of a Successor Rate, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.
Section 3.4    Taxes.
(a)Defined Terms. For purposes of this Section, the term “applicable Law” includes FATCA.
(b)Payment Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a
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Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.4) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(c)Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(d)Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.4) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(e)Indemnification by Lenders. Each Lender shall severally indemnify Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.8 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Administrative Agent to such Lender from any other source against any amount due to Administrative Agent under this Section 3.4(e).
(f)Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 3.4, such
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Loan Party shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent.
(g)Status of Lenders.
(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Administrative Agent, at the time or times reasonably requested by Borrower or Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by Borrower or Administrative Agent as will enable Borrower or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two (2) sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.4(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person,
(A)any Lender that is a U.S. Person shall deliver to Borrower and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax;
(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), whichever of the following is applicable:
(1)in the case of a Foreign Lender claiming the benefits of an income Tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan
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Document, executed copies of IRS Form W-8BEN (or IRS Form W-8BEN-E, if applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such Tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN (or IRS Form W-8BEN-E, if applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such Tax treaty;
(2)executed copies of IRS Form W-8ECI;
(3)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10-percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN (or IRS Form W-8BEN-E, if applicable); or
(4)to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN (or IRS Form W-8BEN-E, if applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner;
(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such
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supplementary documentation as may be prescribed by applicable Law to permit Borrower or Administrative Agent to determine the withholding or deduction required to be made; and
(D)if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by Borrower or Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Administrative Agent in writing of its legal inability to do so.
(h)Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.4 (including by the payment of additional amounts pursuant to this Section 3.4), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 3.4 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 3.4(h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 3.4(h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 3.4(h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the
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indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 3.4(h) shall not be construed to require any indemnified party to make available its Tax Returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(i)Survival. Each party’s obligations under this Section 3.4 shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
Section 3.5    Compensation for Losses. Upon demand of any Lender (with a copy to Administrative Agent) from time to time, Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:
(a)any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or
(b)any failure by Borrower (for a reason other than the failure of such Lender to lend any Loan other than a Base Rate Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by Borrower (regardless of whether such notice may be revoked by Borrower under the terms of this Agreement and is revoked in accordance herewith); or
(c)any assignment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by Borrower pursuant to Section 3.6(b);
including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 3.5 shall be delivered to Borrower and shall be conclusive absent manifest error. Borrower shall pay such Lender the amount shown as due on any such certificate within thirty (30) days after receipt thereof.
Section 3.6    Mitigation of Obligations; Replacement of Lenders.
(a)Designation of a Different Lending Office. If any Lender requests compensation under Section 3.1, or requires Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.4, then such Lender shall (at the request of Borrower) use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.1 or
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Section 3.4, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(b)Replacement of Lenders. If any Lender requests compensation under Section 3.1, or if Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.4 and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 3.6(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then Borrower may, at its sole expense and effort, upon notice to such Lender and Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.8), all of its interests, rights (other than its existing rights to payments pursuant to Section 3.1 or Section 3.4) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:
(i)Borrower shall have paid to Administrative Agent the assignment fee (if any) specified in Section 12.8;
(ii)such Lender shall have received payment of an amount equal to the Outstanding Amount of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.5) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts);
(iii)in the case of any such assignment resulting from a claim for compensation under Section 3.1 or payments required to be made pursuant to Section 3.4, such assignment will result in a reduction in such compensation or payments thereafter;
(iv)such assignment does not conflict with applicable Law; and
(v)in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply.
Each party hereto agrees that (x) an assignment required pursuant to this Section 3.6 may be effected pursuant to an Assignment and Assumption executed by Borrower, Administrative
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Agent and the assignee and (y) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender or Administrative Agent, provided, further that any such documents shall be without recourse to or warranty by the parties thereto.
Notwithstanding anything in this Section 3.6 to the contrary, (i) any Lender that acts as L/C Issuer may not be replaced hereunder at any time it has any Letters of Credit outstanding hereunder unless arrangements satisfactory to such Lender (including the furnishing of a backstop standby letter of credit in form and substance, and issued by an issuer, reasonably satisfactory to L/C Issuer or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to L/C Issuer) have been made with respect to such outstanding Letters of Credit and (ii) the Lender that acts as Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 11.6.
Section 3.7    Survival. All of the obligations under this Article 3 shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, and resignation of Administrative Agent.
ARTICLE 4

SECURITY
Section 4.1    Mortgaged Properties. To secure full and complete payment and performance of the Obligations, Borrower shall, and shall cause each of its Restricted Subsidiaries to, grant a first priority Lien (subject to Excepted Liens) against the Proved Oil and Gas Properties of Borrower and its Restricted Subsidiaries pursuant to terms of one or more Mortgages sufficient to cause the Recognized Value of the Mortgaged Properties to be not less than the Required Reserve Value.
Section 4.2    Collateral. To secure full and complete payment and performance of the Obligations, Borrower shall, and shall cause each of its Restricted Subsidiaries to, execute and deliver or cause to be executed and delivered all of the Security Documents required by Administrative Agent covering the Collateral, subject, with respect to Proved Oil and Gas Properties, to the limitations set forth in Section 4.1. Borrower shall execute or cause to be executed such further documents and instruments, including without limitation, UCC financing statements, as Administrative Agent, in its reasonable discretion, deems necessary or desirable to create, evidence, preserve, and perfect its Liens in the Collateral and maintain the priority thereof as required by the Loan Documents.
Section 4.3    Setoff. If an Event of Default exists, Administrative Agent, L/C Issuer and each Lender shall have the right, and is hereby authorized, to set off against the Obligations under the Loan Documents, at any time and without notice to Borrower or any other Loan Party, any and all deposits (general or special, time or demand, provisional or final) or other sums at
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any time credited by or owing from Administrative Agent, L/C Issuer or such Lender to Borrower or such other Loan Party whether or not the Obligations under the Loan Documents are then due; provided that in the event that any Defaulting Lender shall exercise any such right of setoff: (a) all amounts so set off shall be paid over immediately to Administrative Agent for further application in accordance with the provisions of Section 12.22 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of Administrative Agent and Lenders; and (b) such Defaulting Lender shall provide promptly to Administrative Agent a statement describing in reasonable detail the Obligations under the Loan Documents owing to such Defaulting Lender as to which it exercised such right of setoff. To the extent that Borrower or any other Loan Party has accounts, which in the style thereof as reflected in Administrative Agent’s records are designated as royalty, joint interest owner or operator accounts, the foregoing right of setoff shall only extend to funds in such accounts which do not belong to, or otherwise arise from payments to Borrower or any other Loan Party for the account of, third-party royalty, joint interest owners, or operators, and any funds in such accounts improperly setoff shall be returned to Borrower or such Loan Party upon presentation by Borrower or such Loan Party of reasonable proof that such funds were being held for the account of such other Persons. Each Lender, L/C Issuer or Administrative Agent making such an offset and application shall give Borrower and the other Lenders written notice of such offset and application promptly after effecting it. Each amount set off shall be paid to Administrative Agent for application to the Obligations under the Loan Documents in the order set forth in Section 10.3. The rights and remedies of Administrative Agent, L/C Issuer and each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Administrative Agent, L/C Issuer or such Lender may have.
Section 4.4    Authorization to File Financing Statements. Borrower and each other Loan Party that has granted a security interest in connection herewith and/or any Security Document authorizes Administrative Agent to complete and file, from time to time, financing statements in any filing office in any applicable jurisdiction naming Borrower or such other Loan Party, as applicable, as debtor, and which financing statements may (i) describe the Collateral covered thereby (A) as all assets of Borrower or such Loan Party, as applicable, or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of such jurisdiction or if particular assets may be excluded from the Collateral under an applicable Security Document, or (B) by any other description which reasonably approximates the description contained in any applicable Security Document. Each Loan Party also ratifies its authorization for Administrative Agent to have filed in any jurisdiction any initial UCC financing statements filed prior to the date hereof.
Section 4.5    Flood Insurance Provision. Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) included in the definition of “Mortgaged Properties” and no Building or Manufactured (Mobile) Home is hereby encumbered by this Agreement or any other Loan Document.
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ARTICLE 5

CONDITIONS PRECEDENT
Section 5.1    Initial Extension of Credit. The obligation of the Lenders and L/C Issuer to make the initial Credit Extension hereunder is subject to the condition precedent that Administrative Agent shall have received all of the following, each dated (unless otherwise indicated or otherwise specified by Administrative Agent) the Closing Date, in form and substance satisfactory to Administrative Agent:
(a)Credit Agreement. Counterparts of this Agreement executed by each party hereto;
(b)Resolutions. Resolutions of the board of directors (or other governing body) of Borrower and each other Loan Party that is not a natural Person certified by the secretary or an assistant secretary (or a Responsible Officer or other custodian of records) of such Person which authorize the execution, delivery, and performance by such Person of this Agreement and the other Loan Documents to which such Person is or is to be a party;
(c)Incumbency Certificate. A certificate of incumbency certified by a Responsible Officer of each Loan Party that is not a natural Person certifying the names of the individuals or other Persons authorized to sign this Agreement and each of the other Loan Documents to which Borrower and each other Loan Party is or is to be a party (including the certificates contemplated herein) on behalf of such Person together with specimen signatures of such individual Persons;
(d)Certificate Regarding Consents, Licenses and Approvals. A certificate of a Responsible Officer of each Loan Party either (i) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (ii) stating that no such consents, licenses or approvals are so required;
(e)Closing Certificate. A certificate signed by a Responsible Officer of Borrower certifying that, as of the Closing Date, (i) no Default has occurred and is continuing, (ii) the representations and warranties contained in the Loan Documents are true and correct as of such date, (iii) no Material Adverse Effect has occurred and (iv) after giving effect to the initial Credit Extension hereunder and the Transactions on the Closing Date, the sum of (A) unrestricted cash and Cash Equivalents of the Loans Parties plus (B) Revolving Credit Availability shall be at least $100,000,000.
(f)Solvency Certificate. A solvency certificate signed by the chief financial officer of Borrower;
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(g)Constituent Documents. The Constituent Documents and all amendments thereto for each Loan Party that is not a natural Person, with the formation documents included in the Constituent Documents being certified as of a date acceptable to Administrative Agent by the appropriate government officials of the state of incorporation or organization of each Loan Party, and all such Constituent Documents being accompanied by certificates that such copies are complete and correct, given by an authorized representative acceptable to Administrative Agent;
(h)Governmental Certificates. Certificates of the appropriate government officials or state agencies of the state of incorporation or organization of each Loan Party as to the existence and good standing of each Loan Party and, if a Loan Party is a mortgagor under any Mortgage entered into on the Closing Date, certificates of the appropriate governmental officials or state agencies from each applicable State where Mortgaged Properties subject to such Mortgage are located. Each certificate or other evidence required by this clause (h) shall be dated within fifteen (15) days prior to the Closing Date;
(i)Notes. The Notes executed by Borrower in favor of each Lender requesting a Note;
(j)Security Documents. The Security Documents executed by Borrower and the other Loan Parties and in connection therewith Administrative Agent shall be satisfied that the Security Documents create, or with respect to Mortgages, will, when properly recorded, create, first priority, perfected Liens (subject to Permitted Liens) on at least 85% of the Recognized Value of the Proved Oil and Gas Properties evaluated in the Initial Reserve Report and on all other Property purported to be pledged as collateral pursuant to the Security Documents;
(k)Pledged Equity Interests; Stock Powers; Pledged Notes. (i) The certificates, if any, representing any Equity Interests pledged pursuant to the Security Documents, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) pledged to Administrative Agent pursuant to the Security Documents endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof;
(l)Financing Statements, etc. Each document (including any UCC financing statements reflecting the Loan Parties, as debtors, and Administrative Agent, as secured party) required by the Security Documents or under applicable Law or reasonably requested by Administrative Agent to be filed, registered or recorded in order to create in favor of Administrative Agent, for the benefit of itself, the Lenders and the other Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (subject to Permitted Liens), each of which shall, if applicable be in proper form for filing, registration or recordation;
(m)Guaranty. A Guaranty executed by each Guarantor;
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(n)Insurance Matters. Copies of insurance certificates describing all insurance policies required by Section 7.5 providing that Administrative Agent is lender’s loss payable with respect to each insurance policy covering Collateral and additional insured with respect to each insurance policy covering liabilities;
(o)Lien Searches. The results of UCC, Tax lien and judgment lien searches showing all financing statements and other documents or instruments on file against Borrower and each other Loan Party in the appropriate filing offices, such search to be as of a date no more than thirty (30) days prior to the Closing Date, and reflecting no Liens against any of the intended Collateral other than Liens being released or assigned to Administrative Agent on or prior to the Closing Date and Permitted Liens;
(p)Opinions of Counsel. A favorable opinion of Holland & Knight LLP, special counsel to Borrower and each other Loan Party, addressed to Administrative Agent, the Lenders and L/C Issuer and dated the Closing Date, in form and substance satisfactory to Administrative Agent, with respect to such matters as Administrative Agent may reasonably request, and a favorable opinion of local counsel reasonably acceptable to Administrative Agent with respect to Colorado, Louisiana, New Mexico and North Dakota, in each case addressed to Administrative Agent, the Lenders and L/C Issuer and dated the Closing Date, in form and substance satisfactory to Administrative Agent, with respect to as to such matters as Administrative Agent may reasonably request;
(q)Attorneys’ Fees and Expenses. Evidence that the costs and expenses (including reasonable attorneys’ fees) referred to in Section 12.1, to the extent invoiced at least one Business Day prior to the Closing Date, shall have been paid in full by Borrower;
(r)Legal Due Diligence. Administrative Agent and its counsel shall have completed all business, legal and regulatory due diligence (including review of any Material Agreements), the results of which shall be satisfactory to Administrative Agent.
(s)KYC Information; Beneficial Ownership Information. Borrower and each of the other Loan Parties shall have provided to Administrative Agent and the Lenders at least five (5) Business Days prior to the Closing Date (i) the documentation and other information requested by Administrative Agent as it deems necessary in order to comply with requirements of any Anti-Corruption Laws and Anti-Terrorism Laws, including, without limitation, the PATRIOT Act and any applicable “know your customer” rules and regulations and (ii) to the extent Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to Borrower;
(t)Closing Fees. Evidence that (i) all fees required to be paid to Administrative Agent and each Arranger on or before the Closing Date have been paid, and (ii) all fees required to be paid to the Lenders on or before the Closing Date have been paid;
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(u)[reserved];
(v)Corporate Structure. The corporate structure, capital structure and other material debt instruments, material accounts and governing documents of Borrower and its Restricted Subsidiaries shall be acceptable to Administrative Agent in its reasonable discretion;
(w)Financial Statements, Financial Projections and Balance Sheet. (i)(A) the audited consolidated balance sheet and statements of income, retained earnings and cash flow of each of Grey Rock Fund I, Grey Rock Fund II and Grey Rock Fund III and their respective consolidated subsidiaries for the fiscal years ending December 31, 2018 through December 31, 2021 and (B) the unaudited consolidated balance sheet and statements of income, retained earnings and cash flow for each of Grey Rock Fund I, Grey Rock Fund II and Grey Rock Fund III and their respective consolidated subsidiaries for fiscal quarters ending March 31, 2022 and June 30, 2022 (the foregoing financial statements in this clause (i), the “Closing Date Historical Financials”) and (ii)(A) pro forma consolidated financial statements for Borrower and its Restricted Subsidiaries, and projections prepared by management of Borrower, of balance sheets, income statements and cash flow statements on a quarterly basis for the fiscal year ending December 31, 2023 and on a yearly basis for each calendar year during the period commencing January 1, 2024 and ending on December 31, 2025 and (B) a pro forma balance sheet of Borrower and its Consolidated Restricted Subsidiaries prepared as of the Closing Date after giving effect to the Transactions on the Closing Date (the foregoing projections and balance sheet in this clause (ii), the “Closing Date Projections”);
(x)Availability. Evidence that, after giving effect to the initial Credit Extension hereunder and the Transactions on the Closing Date, the sum of (A) unrestricted cash and Cash Equivalents of the Loans Parties plus (B) Revolving Credit Availability shall be at least $100,000,000;
(y)Pre-Closing Transaction and Specified Mergers. Evidence that (i) all conditions precedent to the closing of the Specified Mergers (including the consummation of the Pre-Closing Transaction) shall have been completed in a manner satisfactory to Administrative Agent, (ii) all funded Debt secured by the Oil and Gas Properties of the OpCo Subsidiaries evaluated in the Initial Reserve Report has been, or concurrently with the initial Credit Extension hereunder is being, paid in full and (iii) all Liens (other than Excepted Liens) on the Oil and Gas Properties of Borrower and its Restricted Subsidiaries (including the Proved Oil and Gas Properties of the OpCo Subsidiaries evaluated in the Initial Reserve Report) have been, or concurrently with the initial Credit Extension hereunder are being, released or terminated pursuant to lien releases (including mortgage releases and UCC-3 financing statement terminations) satisfactory to Administrative Agent;
(z)Specified Mergers Certificate. A certificate of a Responsible Officer of Borrower certifying: (i) that attached to such certificate are true, accurate and complete
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copies of the Business Combination Transaction Documents, which Business Combination Transaction Documents shall be reasonably acceptable to Administrative Agent, (ii) that substantially concurrently with any Borrowings on the Closing Date, Borrower is consummating (A) the Specified Mergers substantially in accordance with the terms of the Business Combination Transaction Documents (without any material waiver or amendment thereof not otherwise approved by Administrative Agent) and (B) Borrower and its Restricted Subsidiaries shall, directly or indirectly, own 100% of the Proved Oil and Gas Properties of the OpCo Subsidiaries as set forth in the Initial Reserve Report and (iii) that all governmental and third party consents and all equity holder and board of director (or comparable entity management body) authorizations of the Specified Mergers that are conditions to the consummation of the Specified Mergers have been obtained and are in full force and effect;
(aa)Initial Reserve Report and Reserve Report Certificate. A true and correct copy of each of the Initial Reserve Report and related certificate from a Responsible Officer certifying as to the matters set forth in Section 7.1(q);
(ab)Title Assurances. Title opinions and/or other title information and data acceptable to Administrative Agent covering Proved Oil and Gas Properties that in the aggregate represent not less than 85% of the Recognized Value of all Oil and Gas Properties evaluated in the Initial Reserve Report, reflecting title to such Proved Oil and Gas Properties which is acceptable to Administrative Agent;
(ac)Environmental Condition. Administrative Agent shall be reasonably satisfied with the environmental condition of the Oil and Gas Properties of Borrower and its Restricted Subsidiaries.
(ad)[reserved]; and
(ae)Additional Documentation. Such additional approvals, opinions, or documents as Administrative Agent or its legal counsel may reasonably request.
For purposes of determining compliance with the conditions set forth in this Section 5.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or be satisfied with, each document or other matter required thereunder to be consented to or approved by or be acceptable or satisfactory to a Lender unless Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.
Section 5.2    All Extensions of Credit. The obligation of the Lenders (including L/C Issuer) to make any Credit Extension hereunder (including the initial Credit Extension) is subject to the following additional conditions precedent:
(a)Request for Credit Extension. Administrative Agent shall have received in accordance with this Agreement, as the case may be, a Borrowing Request or a Letter
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of Credit Application, as applicable, pursuant to Administrative Agent’s requirements and executed by a Responsible Officer of Borrower;
(b)No Default. No Default shall have occurred and be continuing, or would result from or after giving effect to such Credit Extension;
(c)Representations and Warranties. In the case of each Credit Extension other than the initial Borrowing to occur on the Closing Date, all of the representations and warranties of Borrower and each other Loan Party contained in Article 6 and in the other Loan Documents shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct in all respects on and as of the date of such Borrowing, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date of such Borrowing, in each case with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in the case of such representations and warranties that contain a materiality qualification, in all respects) as of such earlier date, and except that for purposes of this Section 5.2, the representations and warranties contained in Section 6.2 shall be deemed to refer to the most recent financial statements furnished pursuant to Section 7.1(a) and (b), respectively; and
(d)Availability. (i) After giving effect to the Credit Extension so requested, the total Revolving Credit Exposure of the Revolving Credit Lenders shall not exceed the Aggregate Commitments in effect as of the date of such Credit Extension and (ii) solely with respect to any Borrowing of Loans, at the time of and immediately after giving effect to such Credit Extension (and any transactions occurring substantially contemporaneously with such Credit Extension), the Consolidated Cash Balance shall not be in excess of the Consolidated Cash Balance Threshold.
Each Credit Extension hereunder shall be deemed to be a representation and warranty by Borrower that the applicable conditions specified in this Section 5.2 have been satisfied on and as of the date of the applicable Credit Extension.
ARTICLE 6

REPRESENTATIONS AND WARRANTIES
To induce Administrative Agent, L/C Issuer and the Lenders to enter into this Agreement, and to make Credit Extensions hereunder, Borrower and each other Loan Party represents and warrants to Administrative Agent, L/C Issuer and the Lenders that:
Section 6.1    Entity Existence. Each Loan Party and each Restricted Subsidiary thereof (a) is duly incorporated or organized, as the case may be, validly existing, and in good standing under the Laws of the jurisdiction of its incorporation or organization; (b) has all requisite power and authority to own its assets and carry on its business as now being or as proposed to
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be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary or where failure to so qualify would reasonably be expected to have a Material Adverse Effect. Each Loan Party has the power and authority to execute, deliver, and perform its obligations under this Agreement and the other Loan Documents to which it is a party.
Section 6.2    Financial Statements; Etc. Borrower has delivered the Closing Date Historical Financials and the Closing Date Projections to Administrative Agent. The Closing Date Historical Financials present fairly, in all material respects, the financial position and results of operations and cash flows of the OpCo Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes. Neither Borrower nor any of its Restricted Subsidiaries has any material contingent liabilities, material liabilities for Taxes, unusual and material forward or long-term commitments, unrealized or anticipated material losses from any unfavorable commitments, except as referred to or reflected in any such financial statements (or the footnotes thereto). No Material Adverse Effect and no circumstance which would reasonably be expected to have a Material Adverse Effect has occurred since the date of the most recent financial statements referred to in this Section 6.2. The Closing Date Projections and all other projections delivered by Borrower to Administrative Agent and the Lenders have been prepared in good faith, with care and diligence and using assumptions that are reasonable under the circumstances at the time such projections were prepared and delivered to Administrative Agent and the Lenders, it being acknowledged and agreed that such projections are not to be viewed as facts and that actual results may vary materially from such projections and that Borrower makes no representation that such projections will be realized. Other than the Debt listed on Schedule 8.1 and Debt otherwise permitted by Section 8.1, Borrower and each Restricted Subsidiary have no Debt.
Section 6.3    Action; No Breach. The consummation of the Pre-Closing Transaction, the Specified Mergers and the execution, delivery, and performance by each Loan Party of this Agreement and the other Loan Documents to which such Person is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite action on the part of such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent which has not been obtained under (i) the Constituent Documents of such Person (if such Person is not a natural Person), (ii) any applicable Law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any agreement or instrument to which such Person is a party or by which it or any of its Properties is bound or subject the breach of which would reasonably be expected to have a Material Adverse Effect, or (b) constitute a default under any such agreement or instrument which would reasonably be expected to have a Material Adverse Effect, or result in the creation or imposition of any Lien upon any of the revenues or assets of such Person (other than the Liens created by the Loan Documents).
Section 6.4    Operation of Business. Except as could not reasonably be expected to have a Material Adverse Effect, each Loan Party and its Restricted Subsidiaries possesses all licenses, permits, consents, authorizations, franchises, patents, copyrights, trademarks, and trade
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names, or rights thereto, necessary to conduct its respective businesses substantially as now conducted and as presently proposed to be conducted, and neither any Loan Party nor any of its Restricted Subsidiaries is in violation of any valid rights of others with respect to any of the foregoing which would reasonably be expected to result in a Material Adverse Effect. For the avoidance of doubt, to the extent that any such requirements as described in this Section 6.4 are requirements of the operator of the Loan Parties’ Oil and Gas Properties (as opposed to being requirements of the Loan Parties), Borrower has no knowledge that any such operator is not in compliance with such requirements such that any such noncompliance would reasonably be expected to have a Material Adverse Effect on the Loan Parties.
Section 6.5    Litigation. Except as specifically disclosed in Schedule 6.5 as of the date hereof, there is no action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending, or to the knowledge of any Loan Party, threatened in writing against any Loan Party or any of its Restricted Subsidiaries or against any of their Properties that would, if adversely determined, reasonably be expected to have a Material Adverse Effect.
Section 6.6    Rights in Properties; Liens.
(a)Each Loan Party and its Restricted Subsidiaries has good title to or valid leasehold interests in its respective material Properties, including the Properties reflected in the financial statements described in Section 6.2, other than the Oil and Gas Properties owned by Borrower and its Restricted Subsidiaries and the other Loan Parties that are covered by clause (b) below, and none of such Properties of any Loan Party or any of its Restricted Subsidiaries is subject to any Lien, except Permitted Liens.
(b)Borrower and each of its Restricted Subsidiaries and each of the other Loan Parties has good and defensible title in and to the Proved Oil and Gas Properties described in the most recently-delivered Reserve Report, subject to Permitted Liens and Immaterial Title Deficiencies. Such Proved Oil and Gas Properties are free and clear of all Liens, except Excepted Liens.
(c)Subject to Excepted Liens and Immaterial Title Deficiencies, Borrower and each of its Restricted Subsidiaries and each of the other Loan Parties owns (or, contemporaneously with the closing of the Specified Mergers, will own) at least the net interest and production attributable to the wells and units evaluated in each Reserve Report delivered to Administrative Agent, except such as may result, after the delivery of such Reserve Report, from (i) provisions of operating agreements requiring or allowing for the acquisition of the interests of any non-consenting parties, (ii) any decreases resulting from reversion of interest to co-owners with respect to operations in which such co-owners elect not to consent, (iii) any decreases required to allow other working interest owners to make up or settle any imbalances, (iv) interests acquired pursuant to pooling statutes or (v) Dispositions of Oil and Gas Properties permitted in accordance with this Agreement. The ownership of such Oil and Gas Properties shall not in the aggregate obligate Borrower or any of its Restricted Subsidiaries or any of the other Loan Parties to bear costs and expenses relating to the maintenance, development and operations of such Oil and Gas Properties in an amount in excess of the working
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interests of such Oil and Gas Properties as shown in each such Reserve Report, except such as may result, after the delivery of such Reserve Report, from (i) any increases resulting from contribution requirements with respect to defaulting co-owners under applicable operating agreements or applicable Law, (ii) any increases that are accompanied by at least a proportionate increase in a Loan Parties’ net revenue interest and (iii) provisions of operating agreements requiring or allowing the parties thereto to pay the share of costs of a non consenting party so long as Borrower promptly notifies Administrative Agent of such changes. Neither Borrower nor any of its Restricted Subsidiaries nor any of the other Loan Parties has conveyed or transferred to any other Person a beneficial interest in the Oil and Gas Properties owned by it of record, whether pursuant to unrecorded assignments or transfers or accounting mechanisms, except to the extent disclosed or taken into account in the most recent Reserve Report. Borrower and each of its Restricted Subsidiaries and each of the other Loan Parties has paid in all material respects all royalties payable under the oil and gas leases concerning which it is an operator, except those (i) held in suspense in accordance with the applicable oil and gas lease and applicable Law and (ii) contested in accordance with the terms of the applicable joint operating agreement or otherwise contested in good faith and by appropriate proceedings and reserves for the payment of which are being maintained in accordance with GAAP.
Section 6.7    Enforceability. This Agreement constitutes, and the other Loan Documents to which any Loan Party is a party, when delivered, shall constitute legal, valid, and binding obligations of such Person, enforceable against such Person in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity.
Section 6.8    Approvals. No authorization, approval, or consent of, and no filing or registration with, any Governmental Authority or third party is or will be necessary for the consummation of the Transactions or the execution, delivery, or performance by any Loan Party of this Agreement and the other Loan Documents to which such Person is or may become a party or the validity or enforceability thereof other than (a) the recording and filing of the Security Documents and financing statements in connection therewith, and (b) consents and approvals in respect of the Oil and Gas Properties that are customarily obtained following closing and (c) those third party authorizations, approvals or consents which, if not made or obtained, do not have an adverse effect on the enforceability of the Loan Documents or could not reasonably be expected to have a Material Adverse Effect.
Section 6.9    Taxes. Each of the Loan Parties and each of their Restricted Subsidiaries has filed on a timely basis all income and other material Tax Returns required to be filed by such Loan Party or Restricted Subsidiary, as the case may be, and each such Tax Return is true, correct and complete in all material respects. Each of the Loan Parties and each of their Restricted Subsidiaries has paid all of its respective liabilities for Taxes that are due and payable (whether or not shown on any Tax Return), other than Taxes, if any, (a) the payment of which is being contested in good faith and by appropriate proceedings and reserves for the payment of which are being maintained in accordance with GAAP or (b) the non-payment of which could not reasonably be expected to have a Material Adverse Effect. No Loan Party knows of any (x)
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pending investigation of any Loan Party or any of their Restricted Subsidiaries by any taxing authority, (y) pending but unassessed Tax liability of any Loan Party or any of its Restricted Subsidiaries or (z) pending claim made by any Governmental Authority in a jurisdiction where any Loan Party or its Restricted Subsidiaries does not file Tax Returns that it is or may be subject to taxation by that jurisdiction, in each case that, if determined in a manner adverse to such Loan Party or any of its Restricted Subsidiaries, would reasonably be expected to have a Material Adverse Effect. No Loan Party nor any of their Restricted Subsidiaries has given or been requested to give waivers or extensions (or is or would be subject to a waiver or extension given by any other Person) of any statute of limitations relating to the payment of income or other material Taxes of a Loan Party or its Restricted Subsidiaries or for which any Loan Party or its Restricted Subsidiaries may be liable. Except as set forth on Schedule 6.9, no Loan Party nor any Restricted Subsidiary thereof is, or has been party to any Tax sharing agreement, Tax allocation agreement, Tax indemnity obligation or similar agreement, with respect to Taxes, other than agreements entered into in the ordinary course of business in which Taxes are not a substantial purpose thereof.
Section 6.10    Use of Proceeds; Margin Securities. The proceeds of the Borrowings shall be used by Borrower for working capital, for the acquisition, drilling and development of the Oil and Gas Properties of Borrower and its Restricted Subsidiaries and the other Loan Parties, to prepay existing Debt under any existing credit facilities of Borrower and its Restricted Subsidiaries (including the OpCo Subsidiaries) on the Closing Date, for other general corporate purposes and to pay related fees and expenses. Neither any Loan Party nor any of its Restricted Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U, or X of the Board of Governors), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock. No part of the proceeds of any Loan will be used directly or indirectly to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person, or in any other manner that will result in any violation by any Person (including any Lender, any Arranger or Administrative Agent) of any Anti-Terrorism Laws, Anti-Corruption Laws or any Sanctions.
Section 6.11    ERISA. Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (a) each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the knowledge of any Loan Party, nothing has occurred which would prevent, or cause the loss of, such qualification; (b) there are no pending or, to the knowledge of any Loan Party, threatened claims, actions or lawsuits, or action by any Governmental Authority with respect to any Plan or Multiemployer Plan; (c) there has been no non-exempt Prohibited Transaction or violation of the fiduciary responsibility rules under ERISA with respect to any Plan for which any liability remains outstanding; (d) no ERISA Event has occurred or is reasonably expected to occur for which any liability remains outstanding; (e) no Plan has any Unfunded Pension Liability; (f) no Multiemployer Plan is insolvent within the meaning of Section 4245 of ERISA; (g) no Loan Party or ERISA Affiliate has incurred, or reasonably expects to incur, any liability
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under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (h) no Loan Party or ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and, to the knowledge of any Loan Party, no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 of ERISA with respect to a Multiemployer Plan; (i) no Loan Party or ERISA Affiliate has engaged in a transaction that would be subject to Section 4069 or 4212(c) of ERISA; and (j) no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan. No Loan Party or any of its Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of 29 CFR 2510.3-101 and -102 as modified by Section 3(42) of ERISA), and, assuming that each of the Lenders is described in Section 11.11(a)(i), (ii) or (iii) hereof, none of the execution, delivery or performance of the transactions contemplated under this Agreement, including the making of any Loan and the issuance of any Letter of Credit hereunder, will give rise to a non-exempt Prohibited Transaction.
Section 6.12    Disclosure.
(a)Taken as a whole, the written statements, written information and written reports (in each case, other than projections, estimates, geological or geophysical data and information of a general economic nature or general industry nature) furnished by or on behalf of Borrower or any other Loan Party in this Agreement, in any other Loan Document or furnished to Administrative Agent or any Lender in connection with this Agreement or any of the transactions contemplated hereby do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements herein or therein not misleading in light of the circumstances when made or furnished to Administrative Agent or any Lender. Since the date of the latest financial statements delivered pursuant to Section 6.2, there is no fact known to any Loan Party which would reasonably be expected to have a Material Adverse Effect that has not been disclosed in writing to Administrative Agent.
(b)As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.
(c)To the extent relating to any Property that is not operated by any Loan Party, the representations and warranties in the first sentence of Section 6.12(a) are hereby qualified so that such representations and warranties are made to the knowledge of Borrower and the other Loan Parties.
Section 6.13    Subsidiaries. No Loan Party has any Subsidiaries other than those listed on Schedule 6.13 (and, if subsequent to the Third Amendment Effective Date, such additional Subsidiaries as have been formed or acquired in compliance with Section 7.12), and Schedule 6.13 sets forth the jurisdiction of incorporation or organization of each Subsidiary and the percentage of the applicable Loan Party’s ownership interest in such Subsidiary. All of the outstanding capital stock or other Equity Interests of each Restricted Subsidiary described on Schedule 6.13 have been validly issued and, if applicable, are fully paid and nonassessable. No Loan Party has any Subsidiaries that are not Domestic Subsidiaries. Each Subsidiary listed in
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Schedule 6.13 is a Restricted Subsidiary unless specifically designated as an Unrestricted Subsidiary on the Third Amendment Effective Date or in accordance with Section 8.6.
Section 6.14    No Default. Neither any Loan Party nor any of its Restricted Subsidiaries is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in (a) any Material Agreement or (b) any judgment, decree or order to which any Loan Party or any Restricted Subsidiary thereof is a party or by which any Loan Party or any Restricted Subsidiary thereof or any of their respective properties may be bound, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default or Borrowing Base Deficiency has occurred and is continuing.
Section 6.15    Compliance with Laws. No Loan Party nor any of their Restricted Subsidiaries is in violation in any respect of any Law, rule, regulation, order, or decree of any Governmental Authority or arbitrator where such violation would reasonably be expected to result in a Material Adverse Effect.
Section 6.16    Regulated Entities. No Loan Party nor any of their Subsidiaries is (a) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, (b) a “utility” under the Laws of the State of Texas or any other jurisdiction wherein such Person is required to qualify to do business or (c) subject to regulation under any other federal or state statute, rule or regulation limiting its ability to incur Debt, pledge its assets or perform its obligations under the Loan Documents. No Loan Party is an Affected Financial Institution.
Section 6.17    Environmental Matters. Except to the extent that a Material Adverse Effect could not reasonably be expected to arise as a result thereof:
(a)Each Loan Party and its Subsidiaries, and all of their respective Properties, assets, and operations, are in compliance with all Environmental Laws. No Loan Party has any knowledge of, nor has any Loan Party received written notice of, any noncompliance conditions or incidents, in each case with respect to their respective Properties which may interfere with or prevent the compliance or continued compliance of each Loan Party and its Subsidiaries with all Environmental Laws;
(b)Each Loan Party and its Subsidiaries has obtained all permits, licenses, and authorizations that are required under applicable Environmental Laws for ownership and operation of their respective Properties, and all such permits are in good standing and each Loan Party and its Subsidiaries are in compliance with all of the terms and conditions of such permits;
(c)To the knowledge of each Loan Party, no Hazardous Materials are or have been used, generated, stored, transported, disposed of on, present at, or Released from, any of the Properties or assets of any Loan Party or any of its Subsidiaries in violation of, or in a manner or to a location that could reasonably be expected to give rise to liability under, any applicable Environmental Laws;
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(d)Neither any Loan Party nor any of its Subsidiaries currently own or, to the knowledge of any Loan Party, previously owned or leased Property or operation that is subject to any outstanding or, to the knowledge of any Loan Party, threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or docketed administrative proceeding with respect to (i) any failure to comply with Environmental Laws, (ii) any Remedial Action, or (iii) any Environmental Liabilities arising from a Release or threatened Release, in each case for which any Loan Party would be responsible.
(e)No Property of either any Loan Party nor any of its Subsidiaries is a treatment, storage, or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., regulations thereunder or any comparable provision of state Law. Each Loan Party and its Subsidiaries are in compliance with all applicable financial responsibility requirements of all Environmental Laws;
(f)Neither any Loan Party nor any of its Subsidiaries has filed or failed to file any notice required under applicable Environmental Law reporting a Release; and
(g)No Lien arising under any Environmental Law has attached to any Property or revenues of any Loan Party or any of its Subsidiaries.
Section 6.18    Anti-Corruption Laws; Sanctions; Etc.
(a)No Loan Party or Subsidiary of any Loan Party or, to the knowledge of any Loan Party, any director, officer, employee, agent, or Affiliate of a Loan Party or any of its Subsidiaries is an individual or entity (“person”) that is, or is owned or controlled by any person that: (i) is a Sanctioned Person or is currently the subject or target of any Sanctions, or (ii) is located, organized or resident, or has assets, in a Sanctioned Country.
(b)The Loan Parties, their Subsidiaries and their respective officers and employees and, to the knowledge of the Loan Parties, directors and agents, are in compliance with all applicable Sanctions and with the FCPA and any other applicable Anti-Corruption Law in all material respects. Borrower and its Subsidiaries have instituted and maintain policies and procedures (if any) designed to ensure continued compliance with applicable Sanctions, the FCPA and any other applicable Anti-Corruption Laws.
Section 6.19    PATRIOT Act. The Loan Parties and each of their Subsidiaries are in compliance in all material respects with (a) the Trading with the Enemy Act, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B Chapter V, as amended), and all other enabling legislation or executive order relating thereto, (b) the PATRIOT Act, and (c) all other federal or state Laws relating to “know your customer” (collectively, the “Anti-Terrorism Laws”).
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Section 6.20    Insurance. The Properties of each Loan Party and their Restricted Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of any Loan Party, in such amounts, with such deductibles and covering such risks as are customarily carried in conformity with prudent industry practice by companies in the oil and gas industry owning similar Properties in localities where such Loan Party or the applicable Restricted Subsidiary operates.
Section 6.21    Solvency. After giving effect to the Transactions and each Credit Extension made hereunder, Borrower and its Restricted Subsidiaries, on a consolidated basis, are Solvent.
Section 6.22    Security Documents. The provisions of the Security Documents are effective to create in favor of Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable Lien (subject to Permitted Liens) on all right, title and interest of the respective Loan Parties party thereto in the Collateral. Except for filings completed prior to the Closing Date and as contemplated hereby and by the Security Documents, no filing or other action will be necessary to perfect such Liens in the Collateral.
Section 6.23    Businesses. Borrower is presently engaged directly or through its Restricted Subsidiaries in the business of oil and gas acquisition, exploration, development and production.
Section 6.24    Gas Imbalances; Prepayments. Except as set forth on Schedule 6.24 or on the most recent certificate delivered pursuant to Section 7.1(q), on a net aggregate basis there are no gas imbalances, take or pay or other prepayments which would require Borrower or any of the Restricted Subsidiaries to deliver Hydrocarbons produced from their Proved Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor exceeding the greater of (a) 500,000 mcf and (b) 2.5% of the aggregate annual production of gas from the Oil and Gas Properties of Borrower and its Restricted Subsidiaries during the most recent calendar year (on an mcf equivalent basis).
Section 6.25    Material Agreements. Schedule 6.25 sets forth a complete and correct list of all Material Agreements of each Loan Party and each Restricted Subsidiary thereof in effect as of the Closing Date and on the date of each update thereof required hereunder, and the Loan Parties have delivered true and correct copies of each such Material Agreement to Administrative Agent. No Loan Party nor any Restricted Subsidiary thereof (nor, to its knowledge, any other party thereto) is in breach of or in default under any Material Agreement to the extent such breach or default would reasonably be expected to result in a Material Adverse Effect.
Section 6.26    Hedging Agreements and Transactions. Schedule 6.26, as of the Closing Date, and after the Closing Date, each Compliance Certificate required to be delivered by Borrower pursuant to Section 7.1(d), as of the date of (or as of date(s) otherwise set forth in) such report, sets forth a complete and correct list of all Hedging Agreements and Hedging Transactions entered into by Borrower or any of its Restricted Subsidiaries in effect or to be in effect on such dates, the material terms thereof (including the type, term, effective date,
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termination date and notional amounts or volumes), the Hedge Termination Value thereof, all credit support agreements relating thereto other than the Loan Documents (including any margin required or supplied) and the counterparty thereto.
Section 6.27    Marketing of Production. Except for contracts listed and in effect on the date hereof on Schedule 6.27, and thereafter either disclosed in writing to Administrative Agent or included in the most recent certificate delivered pursuant to Section 7.1(q) (with respect to all of which contracts Borrower represents that it or its Restricted Subsidiaries are receiving a price for all production sold thereunder which is computed substantially in accordance with the terms of the relevant contract), no material agreements exist which are not cancelable on 60 days’ notice or less without penalty or detriment for the sale of production from Borrower’s or its Restricted Subsidiaries’ Hydrocarbons (including, without limitation, calls on or other rights to purchase, production, whether or not the same are currently being exercised) that (a) pertain to the sale of production at a fixed price and (b) have a maturity or expiry date of longer than six (6) months from the date of such contract.
ARTICLE 7

AFFIRMATIVE COVENANTS
Each Loan Party covenants and agrees that until the Obligations have been Paid in Full and no Lender has any Commitment hereunder:
Section 7.1    Reporting Requirements. Borrower will furnish, or cause to be furnished, to Administrative Agent for distribution to the Lenders:
(a)Annual Financial Statements. As soon as available, and in any event within ninety (90) days after the last day of each fiscal year of Borrower (or, if earlier, on the date on which such financial statements are required to be filed with the SEC after giving effect to any permitted extensions pursuant to Rule 12b-25 under the Securities Exchange Act of 1934, as amended), beginning with the fiscal year ending December 31, 2022, a copy of the annual report of Borrower and its Restricted Subsidiaries for such fiscal year containing, on a consolidated basis, balance sheets and statements of income, retained earnings, and cash flow as of the end of such fiscal year and for the 12 month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by FORVIS LLP or other independent certified public accountants of recognized standing reasonably acceptable to Administrative Agent, to the effect that such report has been prepared in accordance with GAAP and containing no material qualifications or limitations on scope (other than a “going concern” or other qualification that results solely from the Maturity Date being less than one year from the date such report is delivered);
(b)Quarterly Financial Statements. As soon as available, and in any event within forty-five (45) days after the last day of each fiscal quarter of each fiscal year of Borrower (or, if earlier, on the date on which such financial statements are required to be
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filed with the SEC after giving effect to any permitted extensions pursuant to Rule 12b-25 under the Securities Exchange Act of 1934, as amended), beginning with the fiscal quarter ending December 31, 2022, a copy of an unaudited financial report of Borrower and its Restricted Subsidiaries as of the end of such fiscal quarter and for the portion of the fiscal year then ended, containing, on a consolidated basis, balance sheets and statements of income, retained earnings, and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by a Responsible Officer of Borrower to have been prepared in accordance with GAAP and (subject to the absence of footnotes and related disclosures) to fairly present (subject to year-end adjustments) the financial position and results of operations of Borrower and its Restricted Subsidiaries, on a consolidated basis, as of the dates and for the periods indicated therein;
(c)Certificate of Responsible Officer – Consolidated Cash Balance. On or before the Business Day that any prepayment of the Loans is required to be made pursuant to Section 2.7(d)(iii), Administrative Agent shall have received a certificate and/or email confirmation from a financial officer of Borrower (in each case in form and detail reasonably satisfactory to Administrative Agent) providing a reasonably detailed calculation of the Consolidated Cash Balance of Borrower and its Restricted Subsidiaries as of the last Business Day of the prior calendar month and including calculations of the amount of any mandatory prepayment made, or required to be made, pursuant to Section 2.7(d)(iii);
(d)Compliance Certificate. Concurrently with the delivery of each of the financial statements referred to in Sections 7.1(a) and 7.1(b) (other than financial statements delivered with respect to the fourth fiscal quarter of any fiscal year pursuant to Section 7.1(b)), a Compliance Certificate (i) stating that to the knowledge of the Responsible Officer executing same, no Default has occurred and is continuing, or if a Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, (ii) showing in reasonable detail the calculations demonstrating compliance with the Financial Covenants, (iii) containing an update to Schedule 6.26, and (iv) stating whether any change in accounting principles under GAAP or in the application thereof has occurred since the date of the audited financial statements most recently delivered pursuant to Section 7.1(a) above and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;
(e)Incurrence of Permitted Additional Debt. In the event Borrower or any Restricted Subsidiary intends to incur any Permitted Additional Debt, prior written notice of the intended incurrence of such Permitted Additional Debt, the anticipated amount thereof, and the anticipated date of closing and promptly when available a copy of the preliminary offering memorandum (if any) and the final offering memorandum (if any);
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(f)Management Letters. Promptly after any reasonable request by Administrative Agent, a copy of any management letter or written report that is submitted to Borrower or any of its Restricted Subsidiaries from an independent certified public accountant in connection an annual, interim or special audit with respect to the business, financial condition, operations or Properties of Borrower or any of its Restricted Subsidiaries; provided that such independent certified public accountant permits the Borrower or any of its Restricted Subsidiaries, as applicable, to share a copy of such management letter or written report to Administrative Agent and Lenders;
(g)Notice of Litigation. Promptly (but in no event later than five (5) days, or such later date that Administrative Agent may permit in its discretion) after (i) the commencement thereof, notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting any Loan Party or any of its Restricted Subsidiaries that has a reasonable probability of an adverse determination and that, if determined adversely to such Loan Party or such Restricted Subsidiary, would reasonably be expected to result in a Material Adverse Effect or (ii) any adverse change in the status of any actions, suits, and proceedings before any Governmental Authority or arbitrator that, taking into account the probability of an adverse determination and the availability of any appeals, would reasonably be expected to increase materially the likelihood of a Material Adverse Effect resulting therefrom;
(h)Notice of Default. As soon as possible and in any event within five (5) days after the occurrence of any Default, a written notice setting forth the details of such Default and the action that the applicable Loan Party has taken and proposes to take with respect thereto;
(i)ERISA Reports. Promptly after the receipt thereof, copies of all notices which any Loan Party or ERISA Affiliate files with or receives from the PBGC, the IRS, or the U.S. Department of Labor with respect to a Plan or a Multiemployer Plan which would reasonably be expected to result in a Material Adverse Effect; as soon as possible and in any event within five (5) Business Days after any Loan Party or any ERISA Affiliate knows or has reason to know that any ERISA Event or non-exempt Prohibited Transaction has occurred with respect to any Plan or Multiemployer Plan which would reasonably be expected to result in a Material Adverse Effect, a statement from the applicable Loan Party setting forth the details as to such ERISA Event or non-exempt Prohibited Transaction and the action that the applicable Loan Party proposes to take with respect thereto. Promptly after request by Administrative Agent, copies of all material notices and reports, including annual reports, which any Loan Party or ERISA Affiliate files with or receives from the PBGC, the IRS, or the U.S. Department of Labor with respect to a Plan;
(j)Insurance. Concurrently with the delivery of the Compliance Certificate delivered in connection with the annual financial statements pursuant to Section 7.1(a), a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for each Loan Party and its Restricted Subsidiaries and containing such additional
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information as Administrative Agent, or any Lender through Administrative Agent, may reasonably specify;
(k)Notice of Material Adverse Effect. As soon as possible and in any event within five (5) days after the occurrence thereof, written notice of any event or circumstance that would reasonably be expected to have a Material Adverse Effect;
(l)Material Agreements. Promptly after any officer of any Loan Party or any of its Restricted Subsidiaries obtaining knowledge (1) of any condition or event that constitutes a default or an event of default under any Material Agreement, (2) that any event, circumstance, or condition exists or has occurred that gives any counterparty to such Material Agreement a termination or assignment right thereunder, or (3) that written notice has been given to any Loan Party or any of its Restricted Subsidiaries asserting that any such condition or event has occurred, a certificate of a Responsible Officer of the applicable Loan Party specifying the nature and period of existence of such condition or event and, as applicable, including copies of any such material amendments or new contracts to the extent such delivery is permitted by the terms of such Material Agreement; provided, no such prohibition on delivery shall be effective if it were bargained for by a Loan Party or its applicable Restricted Subsidiary with the intent of avoiding compliance with this clause (l) and, as applicable, explaining the nature of such claimed default or event of default, and including an explanation of any actions being taken or proposed to be taken by such Loan Party with respect thereto.
(m)Notice of Casualty Events. Prompt written notice of the occurrence of any Casualty Event or the commencement of any action or proceeding that would reasonably be expected to result in a Casualty Event, in each case with respect to Property of any Loan Party having an aggregate fair market value in excess of the Threshold Amount;
(n)Environmental Matters. Prompt written notice of any action, investigation or inquiry by any Governmental Authority threatened in writing or any demand or lawsuit threatened in writing by any Person against Borrower or its Subsidiaries or their Properties, (whether individually or in the aggregate), in connection with any Environmental Laws if Borrower would reasonably anticipate that such action will reasonably be expected to result in liability (whether individually or in the aggregate) in excess of the Threshold Amount, not fully covered by insurance, subject to normal deductibles;
(o)Notice of Certain Changes. Promptly, (i) notice of any change in the business conducted by any Loan Party or any of its Restricted Subsidiaries, (ii) notice of any change in the location of Borrower’s or any other Loan Party’s chief executive office or, if it has none, its principal place of business, (iii) in Borrower’s or any other Loan Party’s identity or corporate structure, (iv) in Borrower’s or any other Loan Party’s jurisdiction of organization or such Person’s organizational identification number in such jurisdiction of organization, and (v) in Borrower’s or any other Loan Party’s federal taxpayer identification number;
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(p)Reserve Reports. (i) On or before March 1st of each year, commencing on March 1, 2023, a Reserve Report prepared by an Independent Engineer evaluating Borrower and its Restricted Subsidiaries’ Proved Oil and Gas Properties as of the immediately preceding December 31, and (ii) on or before September 1st of each year, commencing September 1, 2023, a Reserve Report prepared by an Independent Engineer or Borrower’s own engineers in accordance with the procedures used in the immediately preceding December 31st Reserve Report evaluating Borrower and its Restricted Subsidiaries’ Proved Oil and Gas Properties as of the immediately preceding June 30;
(q)Reserve Report Certificates. With the delivery of each Reserve Report, Borrower shall provide to Administrative Agent and the Lenders a certificate from a Responsible Officer certifying that in all material respects: (i) Borrower acted in good faith and utilized reasonable assumptions and due care in the preparation of such Reserve Report and to its knowledge there are no statements or conclusions in such Reserve Report which are based upon or include material misleading information or fail to take into account material information known to it regarding the matters reported therein, (ii) the representations and warranties set forth in Sections 6.6(b) and (c) are true and correct with respect to such Reserve Report, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments in excess of the volume specified in Section 6.26 with respect to its Proved Oil and Gas Properties evaluated in such Reserve Report which would require Borrower or any Restricted Subsidiary to deliver Hydrocarbons either generally or produced from such Proved Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor, (iv) none of the Proved Oil and Gas Properties have been sold since the date of the last Borrowing Base determination except as set forth on an exhibit to the certificate, which certificate shall list all of its Proved Oil and Gas Properties sold and in such detail as reasonably required by Administrative Agent, and (v) attached to the certificate is a list of all marketing agreements entered into subsequent to the later of the date hereof or the most recently delivered Reserve Report which Borrower would reasonably be expected to have been obligated to list on Schedule 6.27 had such agreement been in effect on the date hereof;
(r)Lease Operating Statements. Concurrently with any delivery of financial statements under Section 7.1(b), a Lease Operating Statement;
(s)Operating Budget. Concurrently with the delivery of the Compliance Certificate delivered in connection with the annual financial statements pursuant to Section 7.1(a), an annual Borrower-prepared cash flow and capital expenditure budget for the fiscal year in which such budget is due;
(t)General Information. Promptly, such other information concerning any Loan Party or any of its Restricted Subsidiaries as Administrative Agent, or any Lender through Administrative Agent, may from time to time reasonably request, including, without limitation, any certification or other evidence Administrative Agent reasonably requests in order for it to (i) comply with any applicable federal or state Laws or
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regulations (including, but not limited to, information and documentation for purposes of compliance with the Beneficial Ownership Regulation), (ii) confirm compliance by Borrower or any Subsidiary with all Anti-Terrorism Laws, and (iii) confirm that neither Borrower nor any Subsidiary (nor any Person owning any interest of any nature whatsoever in Borrower or any Subsidiary) is a Sanctioned Person;
(u)Proxy Statements etc. As soon as available, one (1) copy of each financial statement, report, notice or proxy statement sent by Borrower or any of its Restricted Subsidiaries to its stockholders generally and one (1) copy of each regular, periodic or special report, registration statement, or prospectus filed by Borrower or any of its Restricted Subsidiaries with any securities exchange or the SEC;
(v)Certificate of Responsible Officer – Available Free Cash Flow. Not less than three (3) Business Days’ (or such shorter time as Administrative Agent may agree to in its sole discretion) prior to effecting a Free Cash Flow Utilization, a certificate of a Responsible Officer in substantially the form of Exhibit H hereto setting forth the amounts of (i) Free Cash Flow for the most recently completed Rolling Period, in each case, for which financial statements have been delivered for Borrower pursuant to Section 7.1(b), (ii) Available Free Cash Flow as of the date of delivery of such certificate and (iii) Available Free Cash Flow immediately after giving effect to such Free Cash Flow Utilization.
(w)Certificate of Responsible Officer – Consolidating Information. If, at any time, all of the Consolidated Subsidiaries of Borrower are not Consolidated Restricted Subsidiaries, then concurrently with any delivery of financial statements under Section 7.1(a) or Section 7.1(b), a certificate of a Responsible Officer setting forth consolidating spreadsheets that show all of the Consolidated Unrestricted Subsidiaries and the eliminating entries, in such form as would be presentable to the auditors of Borrower.
(x)Certificate of Responsible Officer – Rolling Hedge Requirement Compliance. Concurrently with any delivery of financial statements under Section 7.1(b), a certificate of a Responsible Officer of Borrower in form and substance reasonably satisfactory to Administrative Agent, certifying that Borrower and its Restricted Subsidiaries are in compliance with Section 7.15 as of the most-recent Specified Hedging Compliance Date and providing supporting information reasonably satisfactory to Administrative Agent demonstrating such compliance.
Documents required to be delivered pursuant to Section 7.1(a), (b) or (u) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which Borrower posts such documents, or provides a link thereto on Borrower’s public website; or (ii) on which such documents are posted on Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and Administrative Agent have access (whether a commercial, third-party website or whether sponsored by Administrative Agent); provided that: (i) Borrower shall deliver paper copies of such documents to Administrative Agent or any Lender upon its request to Borrower to deliver such paper copies until a written request to cease
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delivering paper copies is given by Administrative Agent or such Lender and (ii) Borrower shall notify Administrative Agent and each Lender of the posting of any such documents and provide to Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.
All representations and warranties set forth in the Loan Documents with respect to any financial information concerning any Loan Party shall apply to all financial information delivered to Administrative Agent by such Loan Party or any Person purporting to be a Responsible Officer of such Loan Party or other representative of such Loan Party regardless of the method of such transmission to Administrative Agent or whether or not signed by such Loan Party or such Responsible Officer or other representative, as applicable.
Section 7.2    Maintenance of Existence; Conduct of Business. Each Loan Party shall, and shall cause each of its Restricted Subsidiaries to, preserve and maintain its legal existence and all of its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary or desirable in the ordinary conduct of its business, except to the extent a failure to so preserve and maintain could not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 8.3. Each Loan Party shall, and shall cause each of its Restricted Subsidiaries to, conduct its business in an orderly and efficient manner in accordance with good business practices.
Section 7.3    Maintenance and Operation of Properties.
(a)Each Loan Party and each of its Restricted Subsidiaries shall at all times maintain, develop and operate its Proved Oil and Gas Properties in a good and workmanlike manner and will observe and comply in all material respects with all of the terms and provisions, express or implied, of all oil and gas leases relating to such Proved Oil and Gas Properties so long as such oil and gas leases are capable of producing Hydrocarbons in commercial quantities, to the extent that the failure to so maintain, develop, operate, observe and comply would reasonably be expected to have a Material Adverse Effect.
(b)Each Loan Party and each of its Restricted Subsidiaries shall at all times maintain, preserve and keep all operating equipment used or useful with respect to its Oil and Gas Properties in proper repair, working order and condition (ordinary wear and tear excepted), unless Borrower determines in good faith that the continued maintenance of such Oil and Gas Properties is no longer economically desirable, necessary or useful to the business of the Loan Parties or such Oil and Gas Properties are sold, assigned or transferred in a Disposition permitted by Section 8.8, except, in each case, where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
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(c)Each Loan Party and each of its Restricted Subsidiaries shall comply in all material respects with all Laws and agreements applicable to or relating to its Proved Oil and Gas Properties or the production and sale of Hydrocarbons therefrom and all applicable proration and conservation Laws of the jurisdictions in which such Properties are located, to the extent that the failure to so comply with such Laws or agreements would reasonably be expected to have a Material Adverse Effect.
(d)With respect to the Proved Oil and Gas Properties referred to in this Section 7.3 that are operated by operators other than a Loan Party or any Affiliate of a Loan Party, no Loan Party nor any of its Restricted Subsidiaries shall be obligated itself to perform any undertakings contemplated by the covenants and agreements contained in this Section 7.3 which are performable only by such operators and are beyond its control.
Section 7.4    Taxes and Claims. Each Loan Party shall, and shall cause each of its Restricted Subsidiaries to, file on a timely basis all income and other material Tax Returns required to be filed by such Loan Party or Restricted Subsidiary, as the case may be, and each such Tax Return shall be true, correct and complete in all material respects. Each Loan Party shall, and shall cause each of its Restricted Subsidiaries to, pay or discharge at or before maturity or before becoming delinquent (a) all material Taxes imposed on it or its income or profits or any of its Property (whether or not shown on any Tax Returns), and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its Property; provided, however, that neither any Loan Party nor any of its Restricted Subsidiaries shall be required to pay or discharge any Tax or claim (i) which is being contested in good faith by appropriate proceedings diligently pursued, (ii) for which adequate reserves in accordance with GAAP are being maintained, and (iii) the failure to make payment pending such contest would reasonably be expected to result in a Material Adverse Effect or result in a seizure or levy of any material Property of Borrower or any Restricted Subsidiary.
Section 7.5    Insurance. Each Loan Party shall, and shall cause each of its Restricted Subsidiaries and each of the other operators of the Proved Oil and Gas Properties of the Loan Parties and their Restricted Subsidiaries to, maintain insurance with financially sound and reputable insurance companies reasonably satisfactory to Administrative Agent in such amounts and covering such risks as is customarily maintained in conformity with prudent industry practice by companies in the oil and gas industry owning similar Properties in the same general areas in which the Loan Parties and their Restricted Subsidiaries operate. Each insurance policy covering Collateral shall name Administrative Agent as lender’s loss payable and each insurance policy covering liabilities shall name Administrative Agent as additional insured, and each such insurance policy shall provide that the insurer will endeavor to give at least thirty (30) days’ prior written notice of cancellation to Administrative Agent (or at least ten (10) days’ prior written notice in the case of cancellation for the non-payment of premiums).
Section 7.6    Inspection Rights. At any reasonable time and from time to time, upon reasonable advance written notice, each Loan Party shall, and shall cause each of its Restricted Subsidiaries to, permit representatives and independent contractors of Administrative Agent
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(which may include any Lender designated by Administrative Agent) (a) to examine, inspect, review, evaluate and make physical verifications of the Mortgaged Properties and other Collateral in any manner and through any medium that Administrative Agent or such Lender considers advisable, (b) to visit and inspect its Properties, (c) to examine its corporate, financial and operating books and records, and make copies thereof or abstracts therefrom and (d) to discuss its affairs, business, operations, financial condition and accounts with its directors, officers, employees, and independent certified public accountants, at such reasonable times during normal business hours and as often as may be reasonably requested; provided that, other than with respect to such visits and inspections during the continuance of an Event of Default, (i) only Administrative Agent on behalf of the Lenders may exercise rights under this Section 7.6, (ii) with respect to any Mortgaged Properties operated by Persons other than a Loan Party or an Affiliate thereof, prior consent from all applicable third party operators for visiting such Mortgaged Properties has been obtained (and each Loan Party agrees to use commercially reasonable efforts to obtain such consents upon the reasonable request of Administrative Agent), and in each case, all health and safety procedures and policies of each applicable Loan Party, Subsidiary, and such third party operators are complied with during such visits, and (iii) Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year; provided, further, that when an Event of Default exists Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing under this Section 7.6 at the sole cost and expense of Borrower and at any time during normal business hours and upon reasonable advance notice.
Section 7.7    Keeping Books and Records. Each Loan Party shall, and shall cause each of its Restricted Subsidiaries to, maintain proper books of record and account in which full, true, and correct entries, in all material respects, in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.
Section 7.8    Compliance with Laws. Each Loan Party shall, and shall cause each of its Restricted Subsidiaries to, (a) maintain in effect and enforce policies and procedures designed to promote and achieve compliance by Borrower, its Subsidiaries, and their respective directors, officers, employees and agents with applicable Anti-Terrorism Laws, Anti-Corruption Laws and applicable Sanctions and (b) except where failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, comply in all material respects with all other applicable Laws (including, without limitation, all Environmental Laws) and decrees of any Governmental Authority or arbitrator.
Section 7.9    Further Assurances. Each Loan Party shall, and shall cause each of its Restricted Subsidiaries and each other Loan Party to, execute and deliver such further agreements and instruments and take such further action as may be reasonably requested by Administrative Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents and to create, preserve, and perfect the Liens of Administrative Agent in the Collateral.
Section 7.10    ERISA. Each Loan Party shall, and shall cause each of its Subsidiaries and ERISA Affiliates to, comply with all minimum funding requirements, and all other material
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requirements, of ERISA and the Code, if applicable, that relate to employee benefit plans so as not to give rise to any liability thereunder that would reasonably be expected to have a Material Adverse Effect.
Section 7.11    Account Control Agreements.
(a)Each Loan Party shall, within 60 days following the Closing Date (or such later date as agreed to by Administrative Agent in its sole discretion), cause all Commodity Accounts, Deposit Accounts and Securities Accounts (in each case, excluding those accounts which are Excluded Accounts) held by the Loan Parties as of the Closing Date to be subject to an Account Control Agreement in favor of Administrative Agent, in form and substance reasonably satisfactory to Administrative Agent, which provides that Administrative Agent shall have exclusive “control” (within the meaning of Section 8.106 or Section 9.104 of the UCC, as applicable) of such account.
(b)Each Loan Party shall, with respect to each Deposit Account, Securities Account and Commodity Account (in each case, excluding those accounts which are Excluded Accounts) that such Loan Party at any time opens, maintains or acquires after the Closing Date, substantially contemporaneously with the opening or acquisition of such Deposit Account, Securities Account or Commodity Account (in each case, excluding those accounts which are Excluded Accounts) and prior to the depositing any funds therein or transferring any assets thereto, enter into an Account Control Agreement that is effective for Administrative Agent to obtain “control” (within the meaning of Chapter 8 or Chapter 9 of the UCC, as applicable) and otherwise in form and substance satisfactory to Administrative Agent, and pursuant to which the depository bank that maintains such Deposit Account, securities intermediary that maintains such Securities Account, or commodities intermediary that maintains such Commodity Account, as applicable, agrees to comply at any time with instructions from Administrative Agent to such depository bank, securities intermediary or commodities intermediary directing the disposition of funds from time to time credited to such Deposit Account, Securities Account or Commodity Account, without further consent of such Loan Party. No Loan Party shall permit any Deposit Account excluded from the requirements of this Section 7.11 as a result of such Deposit Account constituting an Excluded Account to cease to qualify as an Excluded Account unless and until such account is subject to an Account Control Agreement.
(c)Within sixty (60) days after the Closing Date (or such later date as agreed to by Administrative Agent in its sole discretion), Borrower and its Restricted Subsidiaries will maintain its Funding Account with Administrative Agent.
Section 7.12    Additional Collateral and Additional Guarantors.
(a)Borrower shall notify Administrative Agent at the time that (x) any Person becomes a Subsidiary of a Loan Party (whether by formation, acquisition, merger or otherwise) that is not designated as an Unrestricted Subsidiary pursuant to Section
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8.6(b), or (y) Borrower designates an Unrestricted Subsidiary to be a Restricted Subsidiary pursuant to Section 8.6(c), and, in each case, promptly after such formation, acquisition or designation (and in any event within thirty (30) days of such event (or such longer period as agreed to by Administrative Agent in its sole discretion)) (a) execute and deliver or cause to be executed and delivered to Administrative Agent all Security Documents, stock certificates, stock powers and other agreements and instruments as may be requested by Administrative Agent to ensure that Administrative Agent has a perfected Lien on all Equity Interests held by any Loan Party in such Restricted Subsidiary, and (b) cause such Restricted Subsidiary to (i) become a Guarantor by executing and delivering to Administrative Agent a Guaranty or a joinder to a Guaranty, (ii) execute and deliver all Security Documents requested by Administrative Agent pledging to Administrative Agent for the benefit of the Secured Parties all of its Property constituting Collateral (other than Proved Oil and Gas Properties which are addressed in clause (iii) below and subject to such exceptions as Administrative Agent may permit in its sole discretion) and take all actions required by Administrative Agent to grant to Administrative Agent for the benefit of Secured Parties a perfected first priority security interest in such Property, subject to Permitted Liens, including the execution and delivery of Account Control Agreements to the extent required pursuant to Section 7.11 and the filing of UCC financing statements in such jurisdictions as may be reasonably requested by Administrative Agent, (iii) with respect to each Proved Oil and Gas Property owned by such Restricted Subsidiary, execute, acknowledge and deliver to Administrative Agent a Mortgage sufficient to cause the Recognized Value of the Mortgaged Properties to be not less than the Required Reserve Value; (iv) if requested by Administrative Agent in writing, deliver to Administrative Agent title opinions and/or other title information and data reasonably acceptable to Administrative Agent such that Administrative Agent shall have received, together with the title information previously delivered to Administrative Agent, acceptable title information regarding the Proved Oil and Gas Properties that in the aggregate represent not less than the Required Reserve Value; and (v) deliver to Administrative Agent such other documents and instruments as Administrative Agent may reasonably require, including, if applicable, appropriate favorable opinions of counsel to such Person in form, content and scope reasonably satisfactory to Administrative Agent. Borrower shall cause any Person (including any Unrestricted Subsidiary) that guarantees the obligations with respect to any Permitted Additional Debt to become a Guarantor (if it is not already a Guarantor) by executing and delivering to Administrative Agent a Guaranty (or joinder thereto, as applicable).
(b)In connection with each redetermination of the Borrowing Base, Borrower shall review the Reserve Report to ascertain whether the Mortgaged Properties represent at least the Required Reserve Value of the Proved Oil and Gas Properties evaluated in the most recently delivered Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production. In the event that the Mortgaged Properties do not represent at least the Required Reserve Value, then Borrower shall, and shall cause its Restricted Subsidiaries and the other Loan Parties to, grant, within thirty (30) days of delivery of the certificate required under
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Section 7.1(q) (or such longer period of time as Administrative Agent may agree in its sole discretion), to Administrative Agent as security for the Obligations a first-priority Lien interest (provided that Excepted Liens may exist) on additional Proved Oil and Gas Properties of the Loan Parties that are Qualified ECP Guarantors and which such Proved Oil and Gas Properties are not already subject to a Lien of the Security Documents such that after giving effect thereto, the Mortgaged Properties will represent at least the Required Reserve Value. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, mortgages, security agreements and financing statements or other Security Documents, all in form and substance reasonably satisfactory to Administrative Agent and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. In order to comply with the foregoing, if any Restricted Subsidiary places a Lien on its Proved Oil and Gas Properties and such Restricted Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with Section 7.12(a).
Section 7.13    Title Assurances.
(a)Without limitation of any other requirements contained in this Agreement and the other Loan Documents, Borrower shall, in connection with each delivery of a Reserve Report hereunder, deliver to Administrative Agent title opinions and/or other title information and data reasonably acceptable to Administrative Agent regarding the Proved Oil and Gas Properties that in the aggregate represent not less than Required Reserve Value.
(b)If Borrower has provided title information for additional Proved Oil and Gas Properties under Section 7.13(a), Borrower shall, within sixty (60) days of notice from Administrative Agent that title defects or exceptions exist with respect to such additional Oil and Gas Properties, either (i) cure any such title defects or exceptions (including defects or exceptions as to priority) which are not Permitted Liens raised by such information, (ii) substitute acceptable Proved Oil and Gas Properties with no title defects or exceptions except for Permitted Liens having an equivalent value or (iii) deliver title information in form and substance acceptable to Administrative Agent so that Administrative Agent shall have received, together with title information previously delivered to Administrative Agent, acceptable title information on Proved Oil and Gas Properties constituting not less than Required Reserve Value.
(c)If Borrower is unable to cure any title defect requested by Administrative Agent or the Lenders to be cured within the 60-day period or Borrower does not comply with the requirements to provide acceptable title information on Proved Oil and Gas Properties covering not less than the Required Reserve Value, such failure shall not be a Default, but instead Administrative Agent and/or the Required Lenders shall have the right to exercise the following remedy in their sole discretion from time to time, and any failure to so exercise this remedy at any time shall not be a waiver as to future exercise of the remedy by Administrative Agent or the Lenders. To the extent that Administrative Agent or the Required Lenders are not satisfied with title to any Proved
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Oil and Gas Property after the 60-day period has elapsed, such unacceptable Proved Oil and Gas Property shall not count towards satisfying the Required Reserve Value, and Administrative Agent may send a notice to Borrower and the Lenders that the then effective Borrowing Base shall be reduced by an amount as determined by the Required Lenders to cause Borrower to be in compliance with the requirement to provide acceptable title information on Proved Oil and Gas Properties constituting not less than the Required Reserve Value. This new Borrowing Base shall become effective immediately after receipt of such notice. For the avoidance of doubt, any redetermination of the Borrowing Base pursuant to this Section 7.13(c) shall not be considered a Special Determination requested by Administrative Agent within the meaning of Section 2.8(c).
Section 7.14    Sanctions; Anti-Corruption Laws. The Loan Parties will maintain in effect policies and procedures designed to promote compliance by the Loan Parties, their Subsidiaries, and their respective directors, officers, employees, and agents with applicable Sanctions and with the FCPA and any other applicable Anti-Corruption Laws.
Section 7.15    Rolling Hedging Obligation. Commencing with the fiscal quarter ending December 31, 2023, as of the last day of each fiscal quarter (each such date, a “Specified Hedging Compliance Date”), Borrower and its Restricted Subsidiaries shall be party to Acceptable Commodity Hedging Transactions in the form of costless collars, puts or fixed price swaps (and excluding, for the avoidance of doubt, three-way collars) with floor prices and/or strike prices, as applicable, that are not less than eighty-five percent (85%) of the applicable New York Mercantile Exchange forward curve price for crude oil (WTI) or natural gas, as applicable, at the time such Acceptable Commodity Hedging Transactions are entered into, to hedge notional amounts of crude oil and natural gas, as applicable, covering not less than, for each month during the eighteen (18) month period following such Specified Hedging Compliance Date, fifty percent (50%) of the reasonably anticipated production of crude oil and natural gas, calculated separately, from Borrower and its Restricted Subsidiaries’ Proved Oil and Gas Properties constituting proved developed producing reserves as projected for such 18-month period in the most recently delivered Reserve Report prior to such Specified Hedging Compliance Date; provided that the notional volumes hedged under such Acceptable Commodity Hedging Transactions shall be deemed reduced by the notional volumes of any short puts or other similar derivatives having the effect of exposing Borrower or any Restricted Subsidiary to commodity price risk below the “floor” created by such Acceptable Commodity Hedging Transactions of Borrower and its Restricted Subsidiaries for each applicable calendar month.
Section 7.16    Unrestricted Subsidiaries. Borrower:
(a)will cause the management, business and affairs of each of Borrower and its Restricted Subsidiaries to be conducted in such a manner (including by keeping separate books of account, furnishing separate financial statements of the Unrestricted Subsidiaries to creditors and potential creditors thereof and by not permitting Properties of Borrower and its Restricted Subsidiaries to be commingled) so that each Unrestricted
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Subsidiary that is a corporation will be treated as a corporate entity separate and distinct from Borrower and any Restricted Subsidiary;
(b)will not, and will not permit any of the Restricted Subsidiaries to, incur, assume, guarantee or be or become liable for any Debt of any of the Unrestricted Subsidiaries; and
(c)will not permit any Unrestricted Subsidiary to hold any Equity Interest in, or any Debt of, Borrower or any Restricted Subsidiary.
ARTICLE 8

NEGATIVE COVENANTS
Each Loan Party covenants and agrees that until the Obligations have been Paid in Full and no Lender has any Commitment hereunder:
Section 8.1    Debt. No Loan Party shall, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly, incur, create, assume, or permit to exist any Debt, except:
(a)the Obligations;
(b)existing Debt described on Schedule 8.1;
(c)Purchase Money Debt and Capitalized Lease Obligations in an aggregate principal amount at the time incurred, together with the principal amount outstanding of all other Debt incurred pursuant to this clause (c), not to exceed the Threshold Amount;
(d)Debt associated with worker’s compensation claims;
(e)unsecured intercompany Debt owed by any Loan Party to another Loan Party, (ii) owed by any Loan Party to a Restricted Subsidiary that is not a Loan Party; provided that such Debt (A) shall be subordinated to the Obligations in a manner reasonably satisfactory to Administrative Agent and (B) does not require the payment of cash interest by any Loan Party to a non-Loan Party, and (iii) owed by a Restricted Subsidiary that is not a Loan Party to a Loan Party; provided that such Debt (A) is permitted under Section 8.5 and (B) shall be evidenced by a promissory note pledged and delivered to Administrative Agent pursuant to the Security Documents;
(f)Guarantees by any Loan Party of Debt of any other Loan Party not otherwise prohibited pursuant to this Section 8.1;
(g)Debt associated with financing of insurance premiums in the ordinary course of business;
(h)Debt arising from the honoring by a bank or other financial institution of a check, draft, payment order or other debit drawn, presented or issued against
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insufficient funds in the ordinary course of business so long as such Debt is extinguished within three (3) Business Days of its incurrence;
(i)any unsecured senior or unsecured senior subordinated Debt of Borrower or any Restricted Subsidiary and guarantees thereof by Borrower or any Restricted Subsidiary; provided that, in each case: (i) such Debt shall solely be comprised of unsecured senior or unsecured senior subordinated Debt, (ii) such Debt shall not provide for any amortization of principal or any scheduled prepayments of principal on any date prior to 180 days after the Maturity Date in effect at the time of incurrence or issuance, (iii) such Debt shall not contain a scheduled maturity date that is earlier than 180 days after the Maturity Date in effect at the time of incurrence or issuance, (iv) such Debt (or the documents governing such Debt) shall not contain (A) financial maintenance covenants that are more restrictive or onerous with respect to Borrower and its Restricted Subsidiaries than the financial maintenance covenants in this Agreement (as determined in good faith by senior management of Borrower), (B) covenants (other than financial maintenance covenants) or events of default, taken as a whole, that are more restrictive or onerous with respect to Borrower and the Restricted Subsidiaries than the covenants (other than financial maintenance covenants) and events of default in this Agreement (as determined in good faith by senior management of Borrower), (C) restrictions on the ability of Borrower or any of its Subsidiaries to guarantee the Obligation or to pledge assets as collateral security for the Obligations, (D) any mandatory prepayment or Redemption provisions which would require a mandatory prepayment or Redemption of such Debt (other than provisions requiring Redemption or offers to Redeem in connection with asset sales or a “change in control”) or (E) any prohibition on the prior repayment of any Obligations, (v) immediately after giving effect to the incurrence or issuance of such other Debt, the application of the proceeds thereof, and any automatic reduction of the Borrowing Base pursuant to Section 2.8(f) on account thereof and on the date of such incurrence or issuance of such Debt: (A) Borrower shall be in pro forma compliance with each of the Financial Covenants, in each case, for the Rolling Period most recently ended for which financial statements are available and (B) no Event of Default or Borrowing Base Deficiency shall exist and (vi) the Borrowing Base shall automatically be reduced on the date of the incurrence or issuance of such Debt to the extent (if any) required by Section 2.8(f); and
(j)other Debt in an aggregate principal amount at the time incurred, together with the principal amount outstanding of all other Debt incurred pursuant to this clause (j), not to exceed the Threshold Amount.
Section 8.2    Limitation on Liens. No Loan Party shall, nor shall it permit any of its Restricted Subsidiaries to, incur, create, assume, or permit to exist any Lien upon any of its Property, assets, or revenues, whether now owned or hereafter acquired, except:
(a)Liens created pursuant to the Loan Documents in favor of Administrative Agent for the benefit of the Secured Parties;
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(b)encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real Property that are customary in the oil and gas industry and do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of any Loan Party or its Restricted Subsidiaries to use or operate such assets in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use or operation;
(c)Liens for Taxes, assessments, or other governmental charges which are not delinquent or, if delinquent, which are being contested in good faith by appropriate proceedings diligently pursued and for which adequate reserves in accordance with GAAP are being maintained and for which such contest operates to suspend the enforcement of any foreclosure or levy on any Property of any Loan Party or any of its Restricted Subsidiaries;
(d)Liens of mechanics, materialmen, warehousemen, carriers, landlord, operators, vendors, bailees, repairmen, suppliers, workers, construction or other similar statutory or common-law Liens securing obligations incurred in the ordinary course of business or incident to the exploration, development, operation and maintenance of the Oil and Gas Properties that are not delinquent or which are being contested in good faith by appropriate proceedings diligently pursued and for which adequate reserves in accordance with GAAP have been established and for which such contest operates to suspend the enforcement of any foreclosure or levy on any Property of any Loan Party or any of its Restricted Subsidiaries;
(e)Liens in connection with workers’ compensation, unemployment insurance or other social security, old age pension or public liability obligations or other social security programs (other than Liens imposed by ERISA) or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, contracts (other than for payment of Debt), or leases made in the ordinary course of business;
(f)Liens on specific Property to secure Purchase Money Debt used to acquire such Property and Liens securing Capitalized Lease Obligations with respect to specific leased Property, in each case to the extent permitted in Section 8.1(c);
(g)Liens which arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements which are usual and customary in the oil and gas business and are for claims which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been
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maintained in accordance with GAAP, provided that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by Borrower or any Restricted Subsidiary or materially impair the value of the Property subject thereto;
(h)contractual Liens for the benefit of operators of the Oil and Gas Properties of Borrower and its Restricted Subsidiaries, but only to the extent that such operators are not Loan Parties or Affiliates of Loan Parties (unless such Loan Parties or Affiliates have subordinated such Liens to the Liens securing the Obligations in a manner reasonably satisfactory to Administrative Agent and pursuant to documentation in form and substance reasonably satisfactory to Administrative Agent), and are not asserting a claim or right to exercise their rights under such contractual Liens, except for such claims and rights of operators which Borrower or the applicable Restricted Subsidiary is contesting in good faith by appropriate proceedings diligently pursued and for which adequate reserves are maintained in accordance with GAAP;
(i)the statutory Lien to secure payment of proceeds of production established by Texas Bus. & Comm. Code § 9.343 and similar Laws of other jurisdictions;
(j)royalties, overriding royalties, reversionary interests, production payments and similar lease burdens which (i) are customarily granted in the ordinary course of business in the oil and gas industry, (ii) are deducted in the calculation of discounted present value in the most recent Reserve Report delivered to Administrative Agent hereunder, and (iii) do not operate to deprive Borrower or any of its Restricted Subsidiaries or any other Loan Party of any material rights in respect of its assets or Properties;
(k)Immaterial Title Deficiencies;
(l)Liens arising solely by virtue of any statutory or common law provision related to banker’s liens, rights of set-off or similar rights and remedies arising in the ordinary course of business and burdening only deposit accounts or other funds maintained with a creditor depository institution; provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board of Governors and no such deposit account is intended by Borrower or any of its Restricted Subsidiaries to provide collateral to the depository institution;
(m)purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases or consignments of personal property entered into in the ordinary course of business;
(n)Liens securing Debt permitted under Section 8.1(g); provided that such Liens do not attach or otherwise extend to any Property of any Restricted Subsidiary
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other than the proceeds of insurance policies the premiums of which are financed by such Debt;
(o)sale contracts, joint operating agreements, or other arrangements for the exploration, development, production, transportation, gathering, processing or sale of Hydrocarbons which (i) would not (when considered cumulatively with the matters discussed in subsection (j) immediately preceding) deprive Borrower or any of its Restricted Subsidiaries or any other Loan Party of any material right in respect of Borrower’s or such Restricted Subsidiary’s or such other Loan Party’s assets or Properties, (ii) are ordinary and customary to the oil, gas and other mineral exploration, development, processing or extraction business, and (iii) do not otherwise cause any other express representation or warranty of Borrower or any of its Restricted Subsidiaries or any other Loan Party in any of the Loan Documents to be untrue;
(p)Gas Balancing Agreements; provided that the amount of all gas imbalances and the amount of all production which has been paid for but not delivered shall have been disclosed or otherwise taken into account in the Reserve Reports delivered to Administrative Agent hereunder;
(q)Judgment and attachment Liens not giving rise to an Event of Default;
(r)Liens to secure plugging and abandonment obligations;
(s)title and ownership interests of lessors (including sub-lessors, but excluding any lessors under Capital Leases) of Property leased by such lessors to Borrower or to any Restricted Subsidiary, Liens and encumbrances encumbering such lessors’ titles and interests in such property and to which Borrower’s or such Restricted Subsidiary’s leasehold interests may be subject or subordinate, in each case whether or not evidenced by Uniform Commercial Code financing statement filings or other documents of record, provided that such Liens do not secure Debt of Borrower or of any Restricted Subsidiary and do not encumber Property of any Borrower or any Restricted Subsidiary other than the Property that is the subject of such leases and items located thereon; provided, further, that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by Borrower or any Restricted Subsidiary or materially impair the value of such Property subject thereto;
(t)liens of licensors of software and other intangible Property licensed by such licensors to Borrower and/or to any Restricted Subsidiary, including restrictions and prohibitions on encumbrances and transferability with respect to such Property and Borrower’s and/or such Restricted Subsidiary’s interests therein imposed by such licenses, and Liens encumbering such licensors’ titles and interests in such Property and to which Borrower’s or such Restricted Subsidiary’s license interests may be subject or subordinate, in each case, whether or not evidenced by Uniform Commercial Code financing statement filings or other documents of record, provided that such Liens do
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not encumber Property of Borrower or of any Restricted Subsidiary other than the software and other intangible Property that is the subject of such licenses;
(u)Liens on the Deposit Accounts described in Schedule 8.2, and the cash or Cash Equivalents on deposit therein, that secure obligations in respect of the Existing Effective Date Letters of Credit; and
(v)other Liens on Property securing Debt or other obligations not to exceed $1,000,000 in the aggregate at any time outstanding; provided such Property is not (i) Collateral or (ii) other Proved Oil and Gas Properties.
Section 8.3    Mergers, Etc. No Loan Party shall, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly, become a party to a merger or consolidation, or sell, lease, transfer or otherwise Dispose of all or substantially all of its assets or all or substantially all of the Equity Interests of any Restricted Subsidiary, or wind-up, dissolve, or liquidate, except that:
(a)any Restricted Subsidiary may merge or consolidate with Borrower so long as Borrower is the surviving entity;
(b)any Restricted Subsidiary may merge or consolidate with another Restricted Subsidiary so long as if a Restricted Subsidiary that is a Guarantor is involved in such merger or consolidation, such Guarantor is the surviving entity; and
(c)any Restricted Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to Borrower or to another Restricted Subsidiary; provided that (i) if the transferor in such transaction is a Loan Party, then the transferee must be a Loan Party and (ii) the requirements of Section 7.12 are satisfied.
Notwithstanding anything to the contrary in this Section 8.3, Borrower and its Restricted Subsidiaries may consummated the Specified Mergers on the Closing Date.
Section 8.4    Restricted Payments; Redemptions of Permitted Additional Debt.
(a)No Loan Party shall, nor shall it permit any of its Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except:
(i)Borrower may make Restricted Payments with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Equity Interests);
(ii)Restricted Subsidiaries may declare and pay dividends and other Restricted Payments to Borrower and any other Loan Party;
(iii)Borrower may make Restricted Payments in the form of cash distributions so long as (A) no Event of Default or Borrowing Base Deficiency
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exists or would result therefrom, (B) immediately after giving effect to such Restricted Payment (and any Borrowings made in connection therewith), the Consolidated Net Leverage Ratio on a pro forma basis is less than or equal to 2.00 to 1.00, (C) immediately after giving effect to such Restricted Payment (and any Borrowings made in connection therewith), Liquidity is not less than 25% of the Aggregate Commitments then in effect, (D) immediately after giving effect to such Restricted Payment, Available Free Cash Flow shall be greater than or equal to $0, and (E) Borrower shall have timely delivered the certificate required under Section 7.1(v) with respect to such Restricted Payment;
(iv)[Reserved]
(v)Borrower may make Restricted Payments in the form of cash distributions so long as (A) no Event of Default or Borrowing Base Deficiency exists or would result therefrom, (B) immediately after giving effect to such Restricted Payment (and any Borrowings made in connection therewith), the Consolidated Net Leverage Ratio on a pro forma basis is less than or equal to 1.25 to 1.00, and (C) immediately after giving effect to such Restricted Payment (and any Borrowings made in connection therewith), Liquidity is not less than 25% of the Aggregate Commitments then in effect; and
(vi)Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of Borrower and its Restricted Subsidiaries so long as any such Restricted Payments paid in cash do not exceed $500,000 in the aggregate in any fiscal year.
(b)Redemptions of Permitted Additional Debt. Borrower will not, and will not permit any Restricted Subsidiary to, call, make or offer to make any optional or voluntary Redemption of, or otherwise optionally or voluntarily Redeem (whether in whole or in part), any Permitted Additional Debt, provided, that Borrower may convert Permitted Additional Debt into Equity Interests in Borrower (other than Disqualified Equity Interests) and Borrower or Restricted Subsidiaries may otherwise voluntarily Redeem Permitted Additional Debt:
(i)with net proceeds from any incurrence of Permitted Additional Debt so long as such Redemption occurs substantially contemporaneously with the receipt of such net proceeds and in an amount no greater than the amount of the net proceeds of such incurrence of Permitted Additional Debt that remain after giving effect to any mandatory prepayments hereunder with such proceeds;
(ii)with net proceeds of an offering of Equity Interests (other than Disqualified Equity Interests) in Borrower, so long as, in the case of this clause (ii), no Event of Default has occurred and is continuing both before and after, and no Borrowing Base Deficiency would occur after, giving effect to such
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Redemption and such Redemption occurs substantially contemporaneously with the receipt of such proceeds;
(iii)with cash on hand, so long as, in the case of this clause (iii), (A) no Event of Default or Borrowing Base Deficiency has occurred and is continuing both before and after giving effect to such Redemption, (B) immediately after giving effect to such Redemption (and any Borrowings made in connection therewith), the Consolidated Net Leverage Ratio on a pro forma basis is less than or equal to 2.00 to 1.00, (C) immediately after giving effect to such Redemption (and any Borrowings made in connection therewith), Liquidity is not less than 25% of the Aggregate Commitments then in effect, (D) immediately after giving effect to such Redemption, Available Free Cash Flow shall be greater than or equal to $0, and (E) Borrower shall have timely delivered the certificate required under Section 7.1(v) with respect to such Redemption; and
(iv)with cash on hand, so long as, in the case of this clause (iv), (A) no Event of Default or Borrowing Base Deficiency has occurred and is continuing both before and after giving effect to such Redemption, (B) immediately after giving effect to such Redemption (and any Borrowings made in connection therewith), the Consolidated Net Leverage Ratio on a pro forma basis is less than or equal to 1.25 to 1.00, and (C) immediately after giving effect to such Redemption (and any Borrowings made in connection therewith), Liquidity is not less than 25% of the Aggregate Commitments then in effect.
Section 8.5    Investments. No Loan Party shall, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly, make any Investment in or to any Person, except:
(a)existing Investments described on Schedule 8.5;
(b)Cash Equivalents;
(c)Investments made by Borrower in or to any Guarantor (including any newly formed Restricted Subsidiary that becomes a Guarantor in accordance with this Agreement) or made by any Subsidiary in or to Borrower or any Guarantor (including any newly formed Restricted Subsidiary that becomes a Guarantor in accordance with this Agreement);
(d)to the extent, if any, constituting Investments, Investments of the type described in clause (c) of the definition thereof consisting of direct ownership interests in Oil and Gas Properties or wells, gas gathering systems or other field facilities, processing facilities, transportation facilities, marketing facilities, seismic data and surveys, in each case related to such Oil and Gas Properties, or related to Farmouts, participation agreements, joint operating agreements, joint venture or area of mutual interest agreements, gathering systems, pipelines or other similar arrangements which are usual and customary in the oil and gas industry located within the geographic
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boundaries of the United States of America; provided that (i) no such investment includes an investment in any Equity Interest in a Person, and (ii) any Debt incurred or assumed or Lien granted or permitted to exist pursuant to such investments is otherwise permitted under Section 8.1 and Section 8.2, respectively;
(e)Investments consisting of Hedging Transactions permitted under Section 8.16;
(f)advances or extensions of credit in the form of accounts receivable incurred in the ordinary course of business and upon terms common in the industry for such accounts receivable;
(g)advances to employees for the payment of expenses in the ordinary course of business;
(h)Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers compensation, performance and similar deposits entered into as a result of the operations of the business in the ordinary course of business;
(i)Investments constituting Debt permitted by Section 8.1(e);
(j)loans or advances to employees, officers or directors in the ordinary course of business of Borrower or any of its Restricted Subsidiaries, in each case only as permitted by applicable law, but in any event not to exceed $500,000 in aggregate principal amount at any time outstanding, except to the extent that the proceeds of such loans are paid to or retained by Borrower substantially contemporaneously with the making of such loans to fund such employee’s, officer’s or director’s purchase of Equity Interests (other than Disqualified Equity Interests) in Borrower;
(k)Investments in stock, obligations or securities received in settlement of debts arising from Investments permitted under this Section 8.5 or from accounts receivable arising in the ordinary course of business, which Investments are obtained by Borrower or any other Restricted Subsidiary as a result of a bankruptcy or other insolvency proceeding of, or difficulties in collecting from, the obligor in respect of such obligations;
(l)other Investments so long as (A) no Event of Default or Borrowing Base Deficiency exists or would result therefrom, (B) immediately after giving effect to such Investment (and any Borrowings made in connection therewith), the Consolidated Net Leverage Ratio on a pro forma basis is less than or equal to 2.00 to 1.00, (C) immediately after giving effect to such Investment (and any Borrowings made in connection therewith), Liquidity is not less than 25% of the Aggregate Commitments then in effect, (D) immediately after giving effect to such Investment, Available Free Cash Flow shall be greater than or equal to $0, and (E) Borrower shall have timely delivered the certificate required under Section 7.1(v) with respect to such Investment;
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(m)other Investments so long as (A) no Event of Default or Borrowing Base Deficiency exists or would result therefrom, (B) immediately after giving effect to such Investment (and any Borrowings made in connection therewith), the Consolidated Net Leverage Ratio on a pro forma basis is less than or equal to 1.25 to 1.00, and (C) immediately after giving effect to such Investment (and any Borrowings made in connection therewith), Liquidity is not less than 25% of the Aggregate Commitments then in effect; and
(n)other Investments in an aggregate amount at the time made, together with all other outstanding Investments made pursuant to this Section 8.5(n), that do not exceed the Threshold Amount.
Section 8.6    Designation and Conversion of Restricted and Unrestricted Subsidiaries; Debt of Unrestricted Subsidiaries.
(a)Unless designated as an Unrestricted Subsidiary on Schedule 6.13 as of the Third Amendment Effective Date or thereafter, assuming compliance with Section 8.6(b), any Person that becomes a Subsidiary of Borrower or any of its Restricted Subsidiaries shall be classified as a Restricted Subsidiary.
(b)Borrower may designate by written notification thereof to Administrative Agent, any Restricted Subsidiary, including a newly formed or newly acquired Subsidiary, as an Unrestricted Subsidiary if (i) prior, and after giving effect, to such designation, neither a Default nor a Borrowing Base Deficiency would exist, (ii) such designation is deemed to be an Investment in an Unrestricted Subsidiary in an amount equal to the fair market value as of the date of such designation of Borrower’s direct and indirect ownership interest in such Subsidiary and such Investment would be permitted to be made at the time of such designation under Section 8.5, (iii) such designation is deemed to be a Disposition of Oil and Gas Properties to the extent such Subsidiary owns Oil and Gas Properties and (iv) such Subsidiary is not a “restricted subsidiary” or guarantor with respect to any Permitted Additional Debt. Except as provided in this Section 8.6(b), no Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary.
Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary if after giving effect to such designation, (i) the representations and warranties of Borrower and such Restricted Subsidiary contained in each of the Loan Documents with respect to such Restricted Subsidiary are true and correct on and as of such date as if made on and as of the date of such redesignation (or, if stated to have been made expressly as of an earlier date, were true and correct as of such date), (ii) no Default would be caused by such designation, and (iii)  Borrower and such Restricted Subsidiary each comply with the requirements under Section 7.12, Section 7.16 and Section 8.14. Any such designation shall be treated as a recovery of Borrower’s Investment in such Unrestricted Subsidiary in an amount equal to the lesser of the fair market value at such time of Borrower’s direct and indirect ownership interest in such Subsidiary or the amount of Borrower’s Investment previously made in (and not previously recovered from) such Unrestricted Subsidiary.
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Section 8.7    Transactions With Affiliates. No Loan Party shall, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly, enter into any transaction, including, without limitation, the purchase, sale, or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate of any Loan Party or such Restricted Subsidiary, except:
(a)transactions entered into in the ordinary course of and pursuant to the reasonable requirements of such Loan Party’s or such Restricted Subsidiary’s business, pursuant to a transaction which is otherwise expressly permitted under this Agreement, and upon fair and reasonable terms (taken as a whole) no less favorable to such Loan Party or such Restricted Subsidiary than would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate of a Loan Party or such Restricted Subsidiary;
(b)transactions solely among Loan Parties;
(c)the issuance or incurrence of intercompany Debt permitted under Section 8.1(e);
(d)Restricted Payments permitted by Section 8.4(a);
(e)Investments permitted under Sections 8.5(c), (g) and (j);
(f)payments of Debt permitted under Section 8.1;
(g)payments with respect to compensation to, and the terms of any employment contracts with, individuals who are officers, managers or directors of Borrower and its Restricted Subsidiaries, provided such compensation is approved by Borrower’s board of directors (or other governing body) or provided for in the Constituent Documents of Borrower or such Restricted Subsidiary;
(h)the issuance and sale of Equity Interests (other than Disqualified Equity Interests) by Borrower or the amendment of the terms of any Equity Interests issued by Borrower (other than Disqualified Equity Interests);
(i)the execution and delivery of any Loan Document;
(j)payment of fees or indemnified amounts to, and reimbursement of costs and expenses of, Grey Rock Service Provider in accordance with the Management Services Agreement, but not, for the avoidance of doubt, any modifications to the Management Services Agreement with respect to the terms of such payments or reimbursements other than in accordance with Section 8.15(b); and
(k)participation in, and consummation of any transaction pursuant to, any Shared Investment Opportunity in accordance with the Management Services Agreement.
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Section 8.8    Disposition of Assets. No Loan Party shall, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly make any Disposition (including as a result of the designation of any Restricted Subsidiary as an Unrestricted Subsidiary in accordance with Section 8.6), except:
(a)Dispositions constituting the sale of inventory and Hydrocarbons in the ordinary course of business;
(b)Dispositions, for fair value, of worn-out or obsolete equipment not necessary or useful to the conduct of the Loan Parties’ business or of equipment that is replaced by equipment or personal property of at least comparable value and use;
(c)Dispositions from any Loan Party or any of its Restricted Subsidiaries to Borrower or any other Loan Party; provided that the requirements of Section 7.12 are then satisfied;
(d)Dispositions of cash and Cash Equivalents in connection with any transaction not prohibited under this Agreement;
(e)the write-off, discount, sale or other Disposition of defaulted or past-due receivables and similar obligations in the ordinary course of business and not undertaken as part of an accounts receivable financing transaction;
(f)Dispositions of equipment or real property (other than Oil and Gas Properties) to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;
(g)non-exclusive licenses and sublicenses of intellectual property rights in the ordinary course of business not interfering in any material respect with the ordinary conduct of or materially detracting from the value of the business of the Loan Parties and their Restricted Subsidiaries;
(h)the abandonment or Disposition of intellectual property rights that are no longer used or useful in the business of the Loan Parties and their Restricted Subsidiaries;
(i)Dispositions constituting Restricted Payments permitted under Section 8.4(a) or Investments permitted under Section 8.5;
(j)Dispositions consisting of any compulsory pooling or unitization ordered by a Governmental Authority with jurisdiction over Borrower’s or any of its Restricted Subsidiaries’ or any of the other Loan Parties’ Oil and Gas Properties;
(k)subject to Section 2.8(g), Dispositions of Proved Oil and Gas Properties (including (x) any Equity Interest of any Loan Party or Restricted Subsidiary that owns Proved Oil and Gas Properties that are included in the most recent Reserve Report and
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(y) as a result of the designation of any Restricted Subsidiary as an Unrestricted Subsidiary in accordance with Section 8.6) other than in connection with the consummation of a transaction pursuant to a Shared Investment Opportunity in accordance with the Management Services Agreement; provided that:
(i)no Event of Default shall have occurred and be continuing or would result therefrom, both before and after giving effect thereto;
(ii)at least 75% of the consideration received in respect to any such Disposition shall be (A) cash, Cash Equivalents or the release or assumption of environmental or other liabilities related to any Oil and Gas Properties Disposed of in connection therewith (collectively, the “Non-OGP Consideration”), or (B) other Oil and Gas Properties; provided, that if less than 75% of such consideration received is Non-OGP Consideration, after giving effect to such transaction, any applicable Borrowing Base reduction pursuant to Section 2.8(g) and any mandatory prepayment of Borrowing required by Section 2.7(d)(ii) in connection therewith, Liquidity is not less than twenty percent (20%) of the Aggregate Commitments then in effect; and
(iii)the consideration received shall be equal to or greater than the fair market value thereof (as reasonably determined by a Responsible Officer of Borrower and if requested by Administrative Agent, Borrower shall deliver a certificate of a Responsible Officer of Borrower certifying to that effect);
(l)Farmouts of undeveloped acreage or undrilled depths and assignments in connection with such Farmouts;
(m)the Disposition of Oil and Gas Properties that are not Proved Oil and Gas Properties;
(n)subject to Section 2.8(g), Dispositions of Oil and Gas Properties to “GR Fund IV” or “Subsequent GR Fund” (as such terms are defined in the Management Services Agreement) that are made substantially contemporaneously with the acquisition by the Loan Parties of Oil and Gas Properties (such acquired Oil and Gas Properties, the “Shared Investment Opportunity Oil and Gas Properties”) in connection with a transaction pursuant to a Shared Investment Opportunity consummated in accordance with the Management Services Agreement; provided that, after giving effect to any such Disposition, the Loan Parties shall retain at least 75% of the direct or indirect interests in such Shared Investment Opportunity Oil and Gas Properties;
(o)other Dispositions (other than Dispositions of Proved Oil and Gas Properties) in aggregate amount for any fiscal year not to exceed at the time made, together with any other Dispositions made pursuant to this clause (o) in such fiscal year, an amount equal to the greater of (i) $7,500,000 and (ii) two and one-half percent (2.5%) of the Borrowing Base then in effect; and
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(p)the Vital Disposition, so long as such Disposition occurs on or before February 29, 2024.
Section 8.9    Sale and Leaseback. No Loan Party shall, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly, enter into any arrangement with any Person pursuant to which it leases from such Person real or personal Property that it intends to use for substantially the same purpose or purposes after the sale or transfer of such Property, directly or indirectly, by it to such Person.
Section 8.10    Nature of Business. No Loan Party shall, nor shall it permit any of its Restricted Subsidiaries to, allow any material change to be made in the character of its business as oil and gas exploration and production company or any business directly related thereto.
Section 8.11    Environmental Protection. Except as could not otherwise reasonably be expected to have a Material Adverse Effect, no Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly (a) use (or permit any tenant to use) any of their respective Properties or assets for the handling, processing, storage, transportation, or disposal of any Hazardous Material in violation of, or in a manner or to a location that could reasonably be expected to give rise to liability under, any applicable Environmental Laws, (b) generate any Hazardous Material in violation of any applicable Environmental Laws, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material in violation of any applicable Environmental Laws, or (d) otherwise conduct any activity or use any of their respective Properties or assets in any manner that violates or would be reasonably expected to violate any Environmental Law or create any material Environmental Liabilities for which any Loan Party or any of its Subsidiaries would be responsible.
Section 8.12    Accounting. No Loan Party shall, nor shall it permit any of its Restricted Subsidiaries to, change its fiscal year or make any material change in accounting principles or reporting practices, except as permitted by GAAP and disclosed to Administrative Agent and Lenders.
Section 8.13    Burdensome Agreements. Each Loan Party shall not, and shall not permit any of its Restricted Subsidiaries to enter into or permit to exist any arrangement or agreement (other than pursuant to (i) this Agreement or any other Loan Document, (ii) agreements with respect to Purchase Money Debt or Capitalized Lease Obligations secured by liens permitted by Section 8.2(f), and (iii) documents creating Liens which are described in Section 8.2(b), Section 8.2(g), Section 8.2(m) or Section 8.2(s), but then only with respect to the Property that is the subject of the applicable lease, document or license described therein) which (a) directly or indirectly prohibits Borrower, any of its Restricted Subsidiaries or any other Loan Party from creating or incurring a Lien on any of its Property, revenues, or assets, whether now owned or hereafter acquired, (b) directly or indirectly prohibits any of its Restricted Subsidiaries or any other Loan Party to make any payments, directly or indirectly, to any other Loan Party by way of dividends, distributions, advances, repayments of loans, repayments of expenses, accruals, or otherwise or (c) in any way would be contravened by such Person’s performance of its obligations hereunder or under the other Loan Documents.
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Section 8.14    Subsidiaries. Borrower will not, and will not permit any Restricted Subsidiary to, create or acquire any additional Restricted Subsidiary or redesignate an Unrestricted Subsidiary as a Restricted Subsidiary unless Borrower gives written notice to Administrative Agent of such creation, acquisition or redesignation and complies with Section 8.6(b). Neither Borrower nor any of its Restricted Subsidiaries shall, directly or indirectly, form or acquire any Subsidiary unless (a) such Subsidiary is a Domestic Subsidiary and (b) Borrower or such other Loan Party complies with the requirements of Section 7.12 with respect to such Subsidiary and its Equity Interests. Borrower will not, and will not permit any Person other than Borrower or another Loan Party, to own any Equity Interests in any Guarantor.
Section 8.15    Amendments of Certain Documents.
(a)    No Loan Party shall, nor shall it permit any of its Restricted Subsidiaries to, amend, restate, supplement or otherwise modify any of the terms or provisions of, or waive any of its rights under, (i) their respective Constituent Documents, (ii) any Material Agreement (it being understood that any amendment, modification, waiver or other change to the Permitted Additional Debt Document that would result in such Permitted Additional Debt not being permitted under Section 8.1(i) had such Debt been incurred or issued concurrently with such amendment, modification, waiver or change shall be deemed to be materially adverse to the Lenders), or (iii) the Business Combination Transaction Documents (other than the Management Services Agreement), in each case, in a manner materially adverse to the interests of the Lenders, without the prior written consent of Administrative Agent.
(b)    No Loan Party shall, nor shall it permit any of its Restricted Subsidiaries to, amend, restate, supplement or otherwise modify any of the terms or provisions of, or waive any of its rights under the Management Services Agreement (it being understood that (i) any changes to the scope of Services (as defined in the Management Services Agreement) or any termination by Borrower of the Management Services Agreement under Article IV thereof that, in either case, is not approved by a majority of the Independent Directors (as defined in the Management Services Agreement) serving on Borrower’s board of directors or (ii) any increase to the Services Fee (as defined in the Management Services Agreement), the implementation of any other fee not directly attributable to the reimbursement of the Grey Rock Service Provider expenses, or any increase in the frequency of the payment of such fees thereof that, in either case, is (A) not approved by a majority of such Independent Directors serving on Borrower’s board of directors or (B) effectuated in contravention of the terms set forth in Section 8.7(a), shall, in each case of the foregoing clauses (i) and (ii), be deemed to be materially adverse to the interests of the Lenders), in a manner materially adverse to the interests of the Lenders, without the prior written consent of the Majority Lenders.
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Section 8.16    Hedging Agreements and Transactions.
(a)No Loan Party nor any of its Restricted Subsidiaries will enter into any Hedging Transaction for speculative purposes. No Loan Party nor any of its Restricted Subsidiaries will enter into any Hedging Transaction with any Person other than:
(i)Commodity Hedging Transactions with an Approved Swap Counterparty with notional volumes (when netted and aggregated with other Commodity Hedging Transactions then in effect other than notional volumes with respect to puts, collars, floors and basis differential swaps on volumes already hedged pursuant to other Commodity Hedging Transactions) that do not cause the net aggregate notional volumes of all Commodity Hedging Transactions then in effect to exceed, as of the date such Commodity Hedging Transaction is entered into, for each full calendar month during the forthcoming 60 full calendar months following such date, (A) 85% of the reasonably anticipated production from Borrower and its Restricted Subsidiaries’ Proved Oil and Gas Properties and (B) 150% of the reasonably anticipated production from Borrower and its Restricted Subsidiaries’ Proved Oil and Gas Properties constituting proved, developed, producing reserves, in each case as such reasonably anticipated production for each such calendar month is set forth in the then most recently delivered Reserve Report, and calculated for crude oil, natural gas, and natural gas liquids, calculated separately; provided, however, that such Commodity Hedging Transactions shall not, in any case, have a tenor longer than 60 consecutive calendar months, beginning with the first full calendar month following the date in question. Commodity Hedging Transactions that hedge different elements of commodity risk (such as, for example, basis risk and price risk), shall not be aggregated together when calculating the foregoing limitations on notional volumes.
(ii)Rate Management Transactions that are with an Approved Swap Counterparty; provided that (A) if on a net basis (after aggregation with all other Rate Management Transactions of Borrower and its Restricted Subsidiaries then in effect) such Rate Management Transactions effectively convert interest rates from fixed to floating during any month, the net aggregate notional amount converted from fixed to floating for such month does not exceed 75% of the then outstanding principal amount of the Debt of Borrower and its Restricted Subsidiaries for borrowed money which matures during or after such month and which bears interest at a fixed rate; (B) if on a net basis (after aggregation with all other Rate Management Transactions of Borrower and its Restricted Subsidiaries then in effect) such Rate Management Transactions effectively convert interest rates from floating to fixed during any month, the net aggregate notional amount converted from floating to fixed for such month does not exceed 75% of the then outstanding principal amount of the Debt of Borrower and its Restricted Subsidiaries for borrowed money which matures during or after such month and which bears interest at a floating rate; and (C) no Rate Management
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Transaction shall have a tenor beyond the maturity of the Debt to which such interest is attributable.
(b)If, after the end of any fiscal quarter, commencing with the fiscal quarter ending December 31, 2022, the net aggregate notional volumes of all Commodity Hedging Transactions of Borrower and its Restricted Subsidiaries from time to time in effect for such fiscal quarter exceeded one-hundred percent (100%) of actual production of crude oil, natural gas or natural gas liquids, calculated separately, from Borrower and its Restricted Subsidiaries’ Oil and Gas Properties in such fiscal quarter, then Borrower and its Restricted Subsidiaries shall, (i) promptly notify Administrative Agent of such determination and (ii) if requested by Administrative Agent or the Required Lenders, within 30 days following such request, unwind, terminate, create off-setting positions, or transfer Commodity Hedging Transactions such that, at such time, future hedging volumes will not exceed 100% of the reasonably anticipated production of crude oil, natural gas or natural gas liquids, as applicable, from Borrower and its Restricted Subsidiaries’ Oil and Gas Properties for the then-current and any succeeding fiscal quarters. To the extent that such unwound, terminated or transferred Commodity Hedging Transactions (or the unwound, terminated or transferred portions thereof) have net positive Borrowing Base value at such time, such unwinds, terminations and transfers shall be subject to Section 2.8(g).
(c)In no event shall any Hedging Agreement contain any requirement, agreement or covenant for Borrower or any of its Restricted Subsidiaries to post collateral, margin or letters of credit (other than pursuant to the Security Documents) to secure their obligations under such Hedging Agreement.
(d)Each Hedging Agreement entered into by Borrower or any of its Restricted Subsidiaries shall either (i) not contain any anti-assignment provisions restricting such Person or, (ii) if such agreement contains anti-assignment provisions which cannot be removed, Borrower and its Restricted Subsidiaries shall use commercially reasonable efforts to cause such provisions to be modified to read substantially as follows: “The interest and obligations arising from this agreement are non-transferable and non-assignable, except that [insert Loan Party’s name] may assign and grant a security interest in its rights and interests hereunder to Bank of America, as contractual representative of itself and other creditors, and its assigns (the “Agent”) as security for [insert Loan Party’s name]’s present and future obligations to such parties. Until [hedge provider] is notified in writing by the Agent to pay directly to the Agent amounts due [insert Loan Party’s name] hereunder, [hedge provider] may continue to make such payments to [insert Loan Party’s name]. Any payments made by [hedge provider] to the Agent at the instruction of the Agent directly will satisfy [hedge provider’s] payment obligations under this Agreement and relieve [hedge provider] from the obligation to make a payment to [insert Loan Party’s name].”
(e)Neither Borrower nor any of its Restricted Subsidiaries shall cause or permit any Borrowing Base Hedge Liquidation, except (i) as required by Section 8.16(b)
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above, and (ii) so long as no Event of Default has occurred and is continuing or would result therefrom, Borrower and its Restricted Subsidiaries may cause or permit Borrowing Base Hedge Liquidations, provided that the Borrowing Base shall be adjusted pursuant to Section 2.8(g) and Borrower shall make any required corresponding prepayment pursuant to Section 2.7(d)(ii).
(f)For purposes of entering into Commodity Hedging Transactions under Section 7.15, Section 8.16(a) or determining required unwinds, terminations and transfers of Commodity Hedging Transactions under Section 8.16(b), forecasts of reasonably anticipated production from Borrower’s and its Restricted Subsidiaries’ proved developed producing Oil and Gas Properties in the most recent Reserve Report shall be deemed updated to account for any increase or decrease in production anticipated because of information delivered by Borrower and its Restricted Subsidiaries to Administrative Agent subsequent to the original delivery of such Reserve Report including (i) Borrower’s and its Restricted Subsidiaries’ internal forecasts of production decline rates for existing wells, (ii) additions to or deletions from anticipated future production from new wells, (iii) completed dispositions, (iv) completed acquisitions, and (v) other production coming on stream or failing to come on stream; provided that (A) any such supplemental information shall be reasonably satisfactory to Administrative Agent and (B) if any such supplemental information is delivered, such information shall be presented on a net basis (i.e. it shall take into account both increases and decreases in anticipated production subsequent to the original delivery of the most recent Reserve Report).
Section 8.17    Take-or-Pay or other Prepayments. Borrower will not, and will not permit any Restricted Subsidiary to, allow take or pay or other prepayments with respect to the Proved Oil and Gas Properties of Borrower or any Restricted Subsidiary that would require Borrower or such Restricted Subsidiary to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefor to exceed the greater of (a) 1,000,000 mcf in the aggregate and (b) 5.0% of the aggregate annual production of gas from the Oil and Gas Properties of Borrower and its Restricted Subsidiaries during the most recent calendar year (on an mcf equivalent basis).
Section 8.18    Anti-Corruption Laws; Sanctions; Anti-Terrorism Laws. No Loan Party will, directly or indirectly, use the proceeds of the Loans or Letters of Credit, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any other applicable Anti-Corruption Law, or (b) (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans or Letters of Credit, whether as Administrative Agent, an Arranger, a Lender, underwriter, advisor, investor, or otherwise).
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Section 8.19    Holding Company. Notwithstanding anything herein to the contrary, Borrower shall not directly own any interest in any Proved Oil and Gas Properties. Any Proved Oil and Gas Properties of the Loan Parties will at all times be owned by one or more of the Restricted Subsidiaries of Borrower.
ARTICLE 9

FINANCIAL COVENANTS
Borrower covenants and agrees that until the Obligations have been Paid in Full and no Lender has any Commitment hereunder:
Section 9.1    Consolidated Net Leverage Ratio. Borrower shall not permit, as of the last day of any Rolling Period, commencing with the Rolling Period ending December 31, 2022, the Consolidated Net Leverage Ratio to be greater than 3.00 to 1.00.
Section 9.2    Current Ratio. Borrower shall not permit, as of the last day of any fiscal quarter, commencing with the fiscal quarter ending December 31, 2022, the Current Ratio for Borrower and its Consolidated Restricted Subsidiaries, to be less than 1.00 to 1.00.
ARTICLE 10

DEFAULT
Section 10.1    Events of Default. Each of the following shall be deemed an “Event of Default”:
(a)Borrower shall fail to pay the Obligations under the Loan Documents or any part thereof shall not be paid when due or declared due (including any payment default resulting from the failure to cure a Borrowing Base Deficiency following a prepayment election or deemed prepayment election in accordance with Section 2.8(e)) and, other than with respect to payments of principal, such failure shall continue unremedied for three (3) Business Days after such payment became due;
(b)Any Loan Party shall breach any provision of Sections 7.1(g), 7.1(h), 7.1(k), 7.2 (solely with respect to maintenance of existence), 7.11, 7.15, or 7.16 or Article 8 or Article 9 of this Agreement;
(c)Any representation or warranty made or deemed made by any Loan Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect (without duplication of any materiality qualifier contained therein) when made or deemed to have been made;
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(d)Any Loan Party or any Restricted Subsidiary of any Loan Party shall fail to perform, observe, or comply with any covenant, agreement, or term contained in this Agreement or any other Loan Document (other than as covered by Sections 10.1(a) and (b)), and such failure shall continue unremedied for a period of thirty (30) days after the earlier to occur of (i) a Responsible Officer of Borrower or any Loan Party having knowledge of such failure, or (ii) receipt of notice thereof by Borrower from Administrative Agent;
(e)Any Loan Party or any Restricted Subsidiary of any Loan Party shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its Property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall take any corporate action to authorize any of the foregoing;
(f)An involuntary proceeding shall be commenced against any Loan Party or any Restricted Subsidiary of any Loan Party seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for it or a substantial part of its Property, and such involuntary proceeding shall remain undismissed and unstayed for a period of sixty (60) days;
(g)Borrower or any other Loan Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due.
(h)Any Loan Party or any Restricted Subsidiary of any Loan Party shall fail to pay when due (after giving effect to any grace periods contained in the underlying loan or debt documentation) any principal of or interest on any Material Debt (other than (i) the Obligations under the Loan Documents and (ii) obligations under any Hedging Agreement), or the maturity of any such Material Debt shall have been accelerated, or any such Material Debt shall have been required to be prepaid, repurchased, defeased or redeemed prior to the stated maturity thereof or any cash collateral in respect thereof to be demanded, or any event shall have occurred that permits (or, with the giving of notice or lapse of time or both, after any applicable cure periods, would permit) any holder or holders of such Material Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment, repurchase, defeasance or redemption or any cash collateral in respect thereof to be demanded;
(i)There shall occur an “Early Termination Date” (as defined in a Hedge Agreement) under any Hedge Agreement evidencing Material Debt to which any Loan Party or Restricted Subsidiary of a Loan Party is a party resulting from (i) any event of default under such Hedge Agreement to which any Loan Party or any Restricted
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Subsidiary of any Loan Party is the Defaulting Party (as defined in such Hedge Agreement), or (ii) any Termination Event (as so defined) under such Hedge Agreement as to which any Loan Party or any Restricted Subsidiary of any Loan Party is an Affected Party (as so defined); provided, that any Loan Party or any Restricted Subsidiary of an Loan Party shall have three (3) Business Days to satisfy any early payment requirement or unwinding or termination with respect to any Hedge Agreement resulting from a default by such Loan Party or such Restricted Subsidiary if such Hedge Agreement provides for a grace period of less than three (3) Business Days or does not have a grace period;
(j)This Agreement, any other Loan Document shall for any reason except to the extent permitted by the terms thereof, cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Loan Party or any Restricted Subsidiary of any Loan Party or any of their respective equity holders, or Borrower or any other Loan Party shall deny in writing that it has any further liability or obligation under any of the Loan Documents, or any Lien created by the Loan Documents shall for any reason cease to be a valid, first priority perfected Lien (subject to Permitted Liens) upon any of the Collateral purported to be covered thereby;
(k)Any ERISA Event occurs with respect to a Plan or Multiemployer Plan that together with all other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect;
(l)A Change of Control shall occur; or
(m)A final judgment or judgments for the payment of money in excess of the Threshold Amount in the aggregate (to the extent not covered by independent third party insurance as to which the insurer does not dispute coverage) shall be rendered by a court or courts against any Loan Party or any Restricted Subsidiary of any Loan Party and the same shall not be vacated, discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within forty-five (45) days from the date of entry thereof and such Loan Party or such Restricted Subsidiary of such Loan Party shall not, within such period of forty-five (45) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.
Section 10.2    Remedies Upon Default. If any Event of Default shall occur and be continuing, then Administrative Agent may, with the consent of the Majority Lenders, or shall, at the direction of the Majority Lenders, without notice do any or all of the following: (a) terminate the Commitments of the Lenders (except for funding obligations of outstanding Letters of Credit), (b) terminate the obligations of L/C Issuer to make L/C Credit Extensions, (c) require that Borrower Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto), and/or (d) declare the Obligations (other than the Obligations arising out of Secured Cash Management Agreements and Secured Hedge Agreements) or any part thereof to be immediately due and payable, and the same shall
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thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower and each other Loan Party; provided, however, that upon the occurrence of an Event of Default under Section 10.1(e) or (f), the Commitments of the Lenders shall automatically terminate (except for funding obligations of outstanding Letters of Credit), the obligations of L/C Issuer to make L/C Credit Extensions shall automatically terminate, the obligation of Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, and the Obligations (other than the Obligations arising out of Secured Cash Management Agreements and Secured Hedge Agreements) shall become immediately due and payable, in each case without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower and each other Loan Party. In addition to the foregoing, if any Event of Default shall occur and be continuing, Administrative Agent may, with the consent of the Majority Lenders, or shall, at the direction of the Majority Lenders, exercise all rights and remedies available to it, Lenders and L/C Issuer in law or in equity, under the Loan Documents, or otherwise.
Section 10.3    Application of Funds. After, or in connection with, the exercise of remedies provided for in Section 10.2 (or if an Event of Default exists and the written notice thereof, if any, to Borrower from Administrative Agent expressly provides that this Section 10.3 shall thereafter apply to any amounts received on account of the Obligations or after the Loans have automatically become immediately due and payable), any amounts received on account of the Obligations shall be applied by Administrative Agent in the following order:
First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to Administrative Agent) payable to Administrative Agent in its capacity as such;
Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest, and Letter of Credit Fees) payable to Lenders and L/C Issuer arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause Second payable to them;
Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations arising under the Loan Documents, ratably among Lenders and L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;
Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings and constituting unpaid Obligations arising from Secured Cash Management Agreements and Secured Hedge Agreements, ratably among the Lenders, the Secured Cash Management Providers and the Secured Hedge Providers in proportion to the respective amounts described in this clause Fourth held by them;
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Fifth, to Administrative Agent for the account of L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by Borrower pursuant to Sections 2.2 and 2.5;
Sixth, to payment of that remaining portion of the Obligations, ratably among the Lenders, the Secured Cash Management Providers and the Secured Hedge Providers in proportion to the respective amounts described in this clause Sixth held by them; and
Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to Borrower or as otherwise required by Law.
Notwithstanding anything to the contrary herein or in any other Loan Document, no amount received from any Loan Party shall be applied to any Excluded Swap Obligation of such Loan Party, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve allocation to Obligations otherwise set forth in this Section.
Further notwithstanding, Obligations arising from Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if Administrative Agent has not received written notice thereof, together with supporting documentation as Administrative Agent may reasonably request from the applicable Secured Cash Management Provider or Secured Hedge Provider, provided that no such notice shall be required for (i) any Secured Cash Management Agreement for which Administrative Agent or any Affiliate of Administrative Agent is the applicable Secured Cash Management Provider or (ii) any Secured Hedge Agreement for which Administrative Agent or any Affiliate of Administrative Agent is the applicable Secured Hedge Provider. Each Secured Cash Management Provider and Secured Hedge Provider that is not a party to this Agreement that has given notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of Administrative Agent pursuant to the terms of Article 11 hereof for itself and its Affiliates as if a “Lender” party hereto.
Section 10.4    Performance by Administrative Agent. If any Loan Party shall fail to perform any covenant or agreement contained in any of the Loan Documents, then Administrative Agent may (but shall have no obligation to) perform or attempt to perform such covenant or agreement on behalf of such Loan Party. In such event, Borrower shall, at the request of Administrative Agent, promptly pay to Administrative Agent any amount expended by Administrative Agent in connection with such performance or attempted performance, together with interest thereon at the Default Interest Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that Administrative Agent shall not have any liability or responsibility for the performance of any covenant, agreement, or other obligation of Borrower or any other Loan Party under this Agreement or any other Loan Document.
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ARTICLE 11

AGENCY
Section 11.1    Appointment and Authority.
(a)Effective as of the Third Amendment Effective Date, each Lender (in its capacity as a Lender and in its capacity as a Secured Cash Management Provider and/or a Secured Hedge Provider or a potential Secured Cash Management Provider and/or a potential Secured Hedge Provider), and L/C Issuer, hereby irrevocably appoints Bank of America to act on its behalf as Administrative Agent hereunder and under the other Loan Documents and irrevocably authorizes Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article 11 are solely for the benefit of Administrative Agent, Lenders, and L/C Issuer, and neither Borrower nor any other Loan Party shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
(b)Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including, for itself and its Affiliates, in their capacities as potential Secured Cash Management Providers and Secured Hedge Providers) and L/C Issuer hereby irrevocably appoints and authorizes Administrative Agent to act as the agent of such Lender and L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by Administrative Agent pursuant to Section 11.5 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of Administrative Agent, shall be entitled to the benefits of all provisions of this Article 11 and Article 12 (including Section 12.1(b), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.
(c)Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the guarantees of the Obligations provided under the Loan Documents, to have agreed to the provisions of this Article 11.
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Section 11.2    Rights as a Lender. The Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, Borrower or any other Loan Party or any Restricted Subsidiary or other Affiliate thereof as if such Person were not Administrative Agent hereunder and without any duty to account therefor to Lenders or to provide notice to or obtain the consent of the Lenders with respect thereto.
Section 11.3    Exculpatory Provisions.
(a)Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, Administrative Agent:
(i)shall not be subject to any agency, trust, fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(ii)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Administrative Agent is required to exercise as directed in writing by the Majority Lenders or the Required Lenders (or such other number or percentage of Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that Administrative Agent shall not be required to take any action that, in its opinion or upon the advice of its counsel, may expose Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of Property of a Defaulting Lender in violation of any Debtor Relief Law;
(iii)shall not, except as expressly set forth herein and in the other Loan Documents have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, to any Lender or the L/C Issuer, any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates, that is communicated to, obtained or in the possession of, Administrative Agent or any of its Related Parties in any capacity, except for notices, reports and other documents expressly required to be furnished to the Lenders by Administrative Agent herein; and
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(iv)shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document unless it shall first be indemnified to its satisfaction by Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.
(b)Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Lenders or the Required Lenders (or such other number or percentage of Lenders as shall be necessary, or as Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.2 and 11.9), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. SUCH LIMITATION OF LIABILITY SHALL APPLY REGARDLESS OF WHETHER THE LIABILITY ARISES FROM THE SOLE, CONCURRENT, CONTRIBUTORY OR COMPARATIVE NEGLIGENCE OF ADMINISTRATIVE AGENT. Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to Administrative Agent in writing by Borrower or any other Loan Party, a Lender, or L/C Issuer.
(c)Neither Administrative Agent nor any Related Party thereof shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article 5 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Administrative Agent.
Section 11.4    Reliance by Administrative Agent. Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person, including any certificate delivered by a Loan Party pursuant to Section 11.9(a). Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Credit Extension, that by its terms must be fulfilled to the satisfaction of a Lender, or L/C Issuer, Administrative Agent may presume that such condition is satisfactory to such Lender, or L/C Issuer unless Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Credit Extension. Administrative Agent may consult with legal counsel (who may be counsel
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for Borrower or any other Loan Party), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
Section 11.5    Delegation of Duties. Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by Administrative Agent. Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article 11 shall apply to any such sub agent and to the Related Parties of Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the Facility as well as activities as Administrative Agent. Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub agents.
Section 11.6    Resignation of Administrative Agent.
(a)Administrative Agent may at any time give notice of its resignation to Lenders, L/C Issuer, and Borrower. Upon receipt of any such notice of resignation, the Majority Lenders shall have the right, in consultation with Borrower (so long as no Event of Default has occurred and is continuing), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Majority Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of Lenders, and L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. After the Resignation Effective Date, the provisions of this Article 11 relating to or indemnifying or releasing Administrative Agent shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.
(b)If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable Law, by notice in writing to Borrower and such Person remove such Person as Administrative Agent and, in consultation with Borrower, appoint a successor. No removal of Administrative Agent pursuant to this clause (d) shall be effective until the Required Lenders shall have appointed a successor Administrative Agent and such successor shall have accepted such appointment (the “Removal Effective Date”).
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(c)With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) except for any indemnity, fee or expense payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through Administrative Agent shall instead be made by or to each Lender, or L/C Issuer, as applicable, directly, until such time, if any, as the Majority Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 11.6). The fees payable by Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article 11, Section 12.1, and Section 12.2 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the Loan Documents, including in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.
(d)Any resignation or removal by Bank of America as Administrative Agent pursuant to this Section 11.6 shall also constitute its resignation or removal as L/C Issuer unless the notice thereof otherwise provides. If Bank of America resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation or removal as L/C Issuer and all L/C Obligations with respect thereto, including the right to require Revolving Credit Lenders to make Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.2(c). Upon the appointment by Borrower of a successor L/C Issuer hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, as applicable, (ii) the retiring L/C Issuer shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to
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Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.
Section 11.7    Non-Reliance on Administrative Agent and Other Lenders. Each Lender and L/C Issuer, expressly acknowledges that neither Administrative Agent nor L/C Issuer, any Arranger, any other Lender nor any Related Party thereto has made any representation or warranty to such Person and that no act by Administrative Agent, L/C Issuer, any Arranger, or any other Lender hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of Borrower or any other Loan Party or Affiliate thereof, shall be deemed to constitute any representation or warranty by Administrative Agent, L/C Issuer, any Arranger, or any Lender to any other Lender. Each Lender and L/C Issuer acknowledges that it has, independently and without reliance upon Administrative Agent, L/C Issuer, any Arranger, or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender and L/C Issuer also acknowledges that it will, independently and without reliance upon Administrative Agent, L/C Issuer, any Arranger, or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder and to make such investigations as it deems necessary to inform itself as to the business, operations, Property, condition (financial or otherwise), or creditworthiness of Borrower or any other Loan Party or the value of the Collateral or other Properties of Borrower or any other Loan Party. Except for notices, reports and other documents expressly required to be furnished to L/C Issuer, or the Lenders by Administrative Agent hereunder, Administrative Agent shall not have any duty or responsibility to provide L/C Issuer, or any Lender with any credit or other information concerning the business, operations, Property, condition (financial or otherwise), or creditworthiness of Borrower or any other Loan Party or the value of the Collateral or other Properties of Borrower or any other Loan Party or any other Person which may come into the possession of Administrative Agent or any of its Related Parties. Each Lender and L/C Issuer represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and certain other facilities set forth herein and (ii) it is engaged in making, acquiring or holding commercial loans, issuing or participating in letters of credit or providing other similar facilities in the ordinary course and is entering into this Agreement as a Lender or L/C Issuer for the purpose of making, acquiring or holding commercial loans, issuing or participating in letters of credit and providing other facilities set forth herein as may be applicable to such Lender or L/C Issuer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and L/C Issuer agrees not to assert a claim in contravention of the foregoing. Each Lender and L/C Issuer represents and warrants that it is sophisticated with respect to decisions to make, acquire or hold commercial loans, issue or participate in letters of credit and to provide other facilities set forth herein, as may be applicable to such Lender or L/C
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Issuer, and either it, or the Person exercising discretion in making its decision to make, acquire or hold such commercial loans, issue or participate in letters of credit or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans, issue or participate in letters of credit or providing such other facilities.
Section 11.8    Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrower or any other Loan Party) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:
(a)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations under the Loan Documents that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders, L/C Issuer, and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of Lenders, L/C Issuer, and Administrative Agent and their respective agents and counsel and all other amounts due Lenders, L/C Issuer, and Administrative Agent under Section 12.1 or Section 12.2) allowed in such judicial proceeding; and
(b)to collect and receive any monies or other Property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and L/C Issuer to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to Lenders, and L/C Issuer, as applicable, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Section 12.1 or Section 12.2.
Section 11.9    Collateral and Guaranty Matters.
(a)The Secured Parties irrevocably authorize Administrative Agent, at its option and in its discretion:
(i)to release any Lien on any Property granted to or held by Administrative Agent under any Loan Document (A) upon Payment in Full, (B) that is Disposed of or to be Disposed of as part of or in connection with any Disposition permitted under the Loan Documents (including any Property owned by a Restricted Subsidiary that is designated as an Unrestricted Subsidiary in accordance with Section 8.6(b)), or (C) if approved, authorized or ratified in
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writing by the Majority Lenders or all Lenders, as applicable, under Section 12.10;
(ii)to subordinate (or release) any Lien on any Property granted to or held by Administrative Agent under any Loan Document to the holder of any Lien on such Property that is permitted by Section 8.2 or if approved, authorized or ratified in writing by the Majority Lenders in connection with a debtor-in-possession financing provided to Borrower or any Loan Party; and
(iii)to release any Guarantor from its obligations under the Guaranty if 100% of the Equity Interests in such Guarantor are sold in a transaction permitted under the Loan Documents (or if such Guarantor is designated as an Unrestricted Subsidiary in accordance with Section 8.6(b)).
Upon request by Administrative Agent at any time, the Majority Lenders will confirm in writing Administrative Agent’s authority to release or subordinate its interest in particular types or items of Property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 11.9. Upon the occurrence of any of the events specified in Section 11.9(a)(i)(A), (B) or (C) or Section 11.9(a)(iii), at Borrower’s sole cost and expense, Administrative Agent shall execute and deliver to Borrower such documentation as Borrower may reasonably request in writing to release the applicable Collateral from the Liens created by the Loan Documents and/or release the applicable Guarantor from its obligations under its Guaranty, as the case may be. In connection with any such request by Borrower, Administrative Agent may request, and if requested by Administrative Agent, Borrower shall deliver a written certificate of a Responsible Officer of Borrower certifying that the applicable transaction is permitted under the Loan Documents (and Administrative Agent may rely conclusively on any such certificate without further inquiry and shall have no liability to any Secured Party for any inaccuracy or misrepresentation contained therein).
(b)Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall Administrative Agent be responsible or liable to Lenders for any failure to monitor or maintain any portion of the Collateral.
Section 11.10    Secured Cash Management Agreements and Secured Hedge Agreements. No Secured Cash Management Provider or Secured Hedge Provider who obtains the benefits of Section 10.3, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) (or to notice of or to consent to any amendment, waiver or modification of the provisions hereof or of the Guaranty or any Security Document) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other
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provision of this Article 11 to the contrary, Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising out of Secured Cash Management Agreements and Secured Hedge Agreements unless Administrative Agent has received written notice of such Obligations, together with such supporting documentation as Administrative Agent may request, from the applicable Secured Cash Management Provider or Secured Hedge Provider, as the case may be. Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising out of Secured Cash Management Agreements and Secured Hedge Agreements upon termination of all Commitments and payment in full of all Obligations under the Loan Documents (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to Administrative Agent and L/C Issuer shall have been made).
Section 11.11    Certain ERISA Matters.
(a)Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent, the Arrangers, and their respective Affiliates and not, for the avoidance of doubt, to or for the benefit of Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,
(ii)the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the
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entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of subsections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv)such other representation, warranty and covenant as may be agreed in writing between Administrative Agent, in its sole discretion, and such Lender.
(b)In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent, the Arrangers and their respective Affiliates and not, for the avoidance of doubt, to or for the benefit of Borrower or any other Loan Party, that none of Administrative Agent, the Arrangers or any other arranger of this Agreement or any amendment thereto, or any of their respective Affiliates, is a fiduciary with respect to the Collateral or the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
(c)Administrative Agent and the Arrangers hereby inform the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
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Section 11.12    Credit Bidding. The Secured Parties hereby irrevocably authorize Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid (i) Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof, shall be governed, directly or indirectly, by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 12.10 of this Agreement), (iii) Administrative Agent shall be authorized to assign the relevant Obligations of the Secured Parties to be credit bid to any such acquisition vehicle on a pro rata basis, as a result of which each of the Secured Parties shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (iv) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Obligations and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.
Section 11.13    No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the arrangers or the syndication agents, documentation agents, co-agents, or bookrunners listed on the cover page hereof shall have any powers, duties or responsibilities
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under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as Administrative Agent, an Arranger, a Lender or a L/C Issuer hereunder.
Section 11.14    Flood Laws. Each Lender and each participant is responsible for assuring its own compliance with any applicable Flood Insurance Regulations and Administrative Agent shall have no responsibility therefor.
Section 11.15    Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time Administrative Agent makes a payment hereunder in error to any Lender, whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender receiving a Rescindable Amount severally agrees to repay to Administrative Agent forthwith on demand the Rescindable Amount received by such Lender in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. Administrative Agent shall inform each Lender promptly upon determining that any payment made to such Lender comprised, in whole or in part, a Rescindable Amount.
ARTICLE 12

MISCELLANEOUS
Section 12.1    Expenses.
(a)Borrower hereby agrees to pay on demand: (i) all reasonable and documented (in summary form) out-of-pocket costs and expenses of Administrative Agent, the L/C Issuer, and their Related Parties in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, supplements, waivers, consents and ratifications thereof and thereto, including, without limitation, the reasonable and documented out-of-pocket fees and expenses of legal counsel, advisors, consultants, and auditors for Administrative Agent, L/C Issuer, and their Related Parties, and all title due diligence and review expenses, Oil and Gas Properties evaluation and engineering expenses, expenses associated with the investigation of any matters relating to the transactions contemplated hereby and the satisfaction of the conditions set forth herein, the giving of oral or written opinions or advice incident to this transaction, and the consummation of the transactions contemplated hereby; (ii) all costs and expenses of Administrative Agent, L/C Issuer, and each Lender in connection with any Event of Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, court costs and
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the fees and expenses of legal counsel, advisors, consultants, engineers, experts and auditors for Administrative Agent, L/C Issuer, and each Lender; (iii) all costs and expenses incurred by L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder; (iv) all transfer, stamp, documentary, or other similar Taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents; (v) all costs, expenses, assessments, and other charges incurred by or on behalf of Administrative Agent in connection with any filing, registration, recording, or perfection of any Lien contemplated by this Agreement or any other Loan Document; and (vi) all other costs and expenses incurred by Administrative Agent, L/C Issuer, and any Lender in connection with the enforcement or protection of its rights under this Agreement or any other Loan Document, any workout or restructuring (including the negotiations thereof), any litigation, dispute, suit, proceeding or action, the enforcement of its rights and remedies, and the protection of its interests in bankruptcy, insolvency or other legal proceedings, including, without limitation, all costs, expenses, and other charges (including Administrative Agent’s, such Lender’s, and L/C Issuer’s internal charges) incurred in connection with evaluating, observing, collecting, examining, auditing, appraising, selling, liquidating, or otherwise disposing of the Collateral or other assets of the Loan Parties. The Loan Parties shall be responsible for all expenses described in this clause (a) whether or not any Credit Extension is ever made. Any amount to be paid under this Section 12.1 shall payable promptly after written demand therefor. The obligations of the Loan Parties under this Section 12.1 shall survive payment of the Notes and other obligations hereunder and the assignment of any right hereunder.
(b)To the extent that Borrower for any reason fails to indefeasibly pay any amount required under Section 12.1(a) or Section 12.2 to be paid by it to Administrative Agent, L/C Issuer (or any sub-agent thereof) or any Related Party of Administrative Agent, L/C Issuer (or any sub-agent thereof), each Lender severally agrees to pay to Administrative Agent, L/C Issuer (or any sub-agent thereof), or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s Applicable Percentage at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against Administrative Agent, L/C Issuer (or any sub-agent thereof), or against any Related Party of Administrative Agent, L/C Issuer (or any sub-agent thereof), acting for Administrative Agent, or L/C Issuer (or any sub-agent thereof) in connection with such capacity. EACH LENDER ACKNOWLEDGES THAT SUCH PAYMENTS MAY BE IN RESPECT OF LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARISING OUT OF OR RESULTING FROM THE SOLE, CONTRIBUTORY, COMPARATIVE, CONCURRENT OR ORDINARY NEGLIGENCE OF THE PERSON (OR THE REPRESENTATIVES OF THE PERSON) TO WHOM SUCH PAYMENTS ARE TO BE MADE.
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Section 12.2    INDEMNIFICATION. BORROWER SHALL INDEMNIFY ADMINISTRATIVE AGENT, L/C ISSUER, EACH ARRANGER, EACH LENDER AND EACH RELATED PARTY OF EACH OF THE FOREGOING (EACH, AN “INDEMNITEE”) FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, REASONABLE AND DOCUMENTED OUT-OF-POCKET COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES PROVIDED THAT SUCH ATTORNEYS’ FEES SHALL BE LIMITED TO THE REASONABLE AND DOCUMENTED OUT-OF-POCKET EXPENSES OF ONE COUNSEL AND ONE LOCAL COUNSEL IN EACH APPLICABLE JURISDICTION (AND, IN THE CASE OF A CONFLICT OF INTEREST, WHERE AN INDEMNITEE AFFECTED BY SUCH CONFLICT NOTIFIES ADMINISTRATIVE AGENT IN WRITING OF THE EXISTENCE OF SUCH CONFLICT AND THEREAFTER RETAINS ITS OWN COUNSEL, ONE ADDITIONAL COUNSEL) FOR ALL INDEMNITEES (WHICH MAY INCLUDE A SINGLE SPECIAL COUNSEL ACTING IN MULTIPLE JURISDICTIONS)) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY ANY LOAN PARTY OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF ANY LOAN PARTY OR ANY OF THEIR SUBSIDIARIES, (E) ANY LOAN OR LETTER OF CREDIT OR USE OR PROPOSED USE OF THE PROCEEDS THEREFROM (INCLUDING ANY REFUSAL BY L/C ISSUER TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT) OR (F) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED OR PROSPECTIVE INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING, WHETHER BROUGHT BY A THIRD PARTY OR BY BORROWER OR ANY OTHER LOAN PARTY. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH INDEMNITEE SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, REASONABLE AND DOCUMENTED OUT-OF-POCKET COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES PROVIDED THAT SUCH ATTORNEYS’ FEES SHALL BE LIMITED TO THE REASONABLE AND DOCUMENTED OUT-OF-POCKET EXPENSES OF ONE COUNSEL AND ONE LOCAL COUNSEL IN EACH APPLICABLE JURISDICTION (AND, IN THE CASE OF A CONFLICT OF INTEREST, WHERE AN INDEMNITEE AFFECTED BY SUCH CONFLICT NOTIFIES ADMINISTRATIVE AGENT IN WRITING OF THE EXISTENCE OF
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SUCH CONFLICT AND THEREAFTER RETAINS ITS OWN COUNSEL, ONE ADDITIONAL COUNSEL) FOR ALL INDEMNITEES (WHICH MAY INCLUDE A SINGLE SPECIAL COUNSEL ACTING IN MULTIPLE JURISDICTIONS)) ARISING OUT OF OR RESULTING FROM THE SOLE, CONTRIBUTORY, COMPARATIVE, CONCURRENT OR ORDINARY NEGLIGENCE OF SUCH INDEMNITEE (OR THE REPRESENTATIVES OF SUCH PERSON); PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (X) ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE, OR (Y) RESULT FROM A CLAIM NOT INVOLVING AN ACT OR OMISSION OF ANY LOAN PARTY AND THAT IS BROUGHT BY AN INDEMNITEE AGAINST ANOTHER INDEMNITEE (OTHER THAN AGAINST ANY ARRANGER OR ADMINISTRATIVE AGENT IN THEIR CAPACITIES AS SUCH). Any amount to be paid under this Section 12.2 shall be a payable promptly after written demand thereof. The obligations of Borrower and the other Loan Parties under this Section 12.2 shall survive payment of the Notes and other obligations hereunder and the assignment of any right hereunder. This Section 12.2 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, or damages arising from any non-Tax claim.
Section 12.3    Limitation of Liability. None of Administrative Agent, any Arranger, L/C Issuer, or any Lender, on the one hand, or any of the Loan Parties, on the other hand, or any of their respective Related Parties, shall have any liability with respect to, and each such Person hereby waives, releases, and agrees not to sue any of the others upon, any claim for any special, indirect, incidental, or consequential damages (whether in contract, tort or otherwise) suffered or incurred by any such Person in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents; provided that nothing contained in this Section 12.3 shall limit the Loan Parties’ (x) indemnification obligations to the extent set forth in Section 12.2 to the extent such special, indirect, incidental or consequential damages are included in any third party claim in connection with which an Indemnitee is otherwise entitled to indemnification thereunder or (y) reimbursement obligations for any out-of-pocket costs and expenses to the extent set forth in Section 12.1(a). Each Loan Party, on the one hand, and Administrative Agent, each Arranger, L/C Issuer, and each Lender, on the other hand, hereby waives, releases, and agrees not to sue any of the others, or any of their respective Related Parties, for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.
Section 12.4    No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by any Arranger, Administrative Agent, any Lender, or L/C Issuer shall have the right to act exclusively in the interest of any Arranger, Administrative Agent, or such Lender, or L/C Issuer and shall have no duty of disclosure, duty of loyalty, duty
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of care, or other duty or obligation of any type or nature whatsoever to any Loan Party or any Loan Party’s equity holders, Affiliates, officers, employees, attorneys, agents, or any other Person.
Section 12.5    Lenders Not Fiduciary. The relationship between Borrower and each other Loan Party on the one hand, and Administrative Agent, each Arranger, each Lender, and L/C Issuer, on the other hand, is solely that of debtor and creditor, and none of Administrative Agent, any Arranger, any Lender, or L/C Issuer has any fiduciary or other special relationship with Borrower or any other Loan Party, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between Borrower and each other Loan Party on the one hand, and Administrative Agent, each Arranger, each Lender, and L/C Issuer, on the other hand, to be other than that of debtor and creditor. Borrower and each other Loan Party acknowledges and agrees that (a)(i) no fiduciary, advisory or agency relationship between the Loan Parties and their Subsidiaries and any Arranger, Administrative Agent, the L/C Issuer or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether any Arranger, Administrative Agent, the L/C Issuer or any Lender has advised or is advising any Loan Party or any Subsidiary on other matters, (ii) the arranging and other services regarding this Agreement provided by the Arrangers, Administrative Agent, the L/C Issuer and the Lenders are arm’s-length commercial transactions between the Loan Parties and their Affiliates, on the one hand, and the Arrangers, Administrative Agent, the L/C Issuer and the Lenders, on the other hand, (iii) Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate and (iv) Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b)(i) the Arrangers, Administrative Agent, the L/C Issuer and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for Borrower or any of its Affiliates, or any other Person; (ii) none of the Arrangers, Administrative Agent, the L/C Issuer or the Lenders has any obligation to Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Arrangers, Administrative Agent, the L/C Issuer and the Lenders and their respective branches and Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of Borrower and its Affiliates, and none of the Arrangers, Administrative Agent, the L/C Issuer or the Lenders has any obligation to disclose any of such interests to Borrower or its Affiliates. To the fullest extent permitted by Law, Borrower and each other Loan Party hereby waives and releases any claims that it may have against any of the Arrangers, Administrative Agent, the L/C Issuer, and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
Section 12.6    Equitable Relief. Each Loan Party recognizes that in the event Borrower or any other Loan Party fails to pay, perform, observe, or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to Administrative Agent or Lenders, or L/C Issuer. Each Loan Party therefore agrees that Administrative Agent may, with
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the consent of the Majority Lenders, or shall, at the direction of the Majority Lenders, exercise all such other remedies provided for in this Agreement or in any other Loan Document.
Section 12.7    No Waiver; Cumulative Remedies. No failure on the part of Administrative Agent, any Lender, or L/C Issuer, to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by Law.
Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, Administrative Agent in accordance with Section 10.2 for the benefit of all the Secured Parties and each Lender hereby agrees, on behalf of itself and each of its Affiliates that is a Secured Party, that, except with the written consent of Administrative Agent, it will not take any enforcement action or exercise any right that it might otherwise have under applicable Law to credit bid at foreclosure sales, UCC sales or other similar dispositions of Collateral; provided, however, that the foregoing shall not prohibit (a) Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 4.3 (subject to the terms of Section 12.23), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Majority Lenders shall have the rights otherwise ascribed to Administrative Agent pursuant to Section 10.2 and (ii) in addition to the matters set forth in clauses (b), and (c) and of the preceding proviso and subject to Section 12.23, any Lender may, with the consent of the Majority Lenders, enforce any rights and remedies available to it and as authorized by the Majority Lenders.
Section 12.8    Successors and Assigns.
(a)Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither Borrower nor any other Loan Party may assign or otherwise transfer any of its rights, duties, or obligations under this Agreement or the other Loan Documents without the prior written consent of Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 12.8(b), (ii) by way of participation in accordance with the
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provisions of Section 12.8(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 12.8(e) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 12.8(d) and, to the extent expressly contemplated hereby, the Related Parties of each of Administrative Agent and Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i)Minimum Amounts. (A) In the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment(s) and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in Section 12.8(b)(i)(B) in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in Section 12.8(b)(i)(A), the aggregate amount of the Commitment(s) (which for this purpose includes Loans outstanding hereunder) or, if the Commitment is not then in effect, the Outstanding Amount of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, unless each of Administrative Agent and, so long as no Event of Default has occurred and is continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).
(ii)Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned.
(iii)Required Consents. No consent shall be required for any assignment except to the extent required by Section 12.8(b)(i)(B) and, in addition: (A) the consent of Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Administrative Agent within five (5)
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Business Days after having received written notice thereof; (B) the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Commitment or Loans if such assignment is to a Person that is not a Lender with a Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (C) the consent of L/C Issuer shall be required for any assignment in respect of the Commitments.
(iv)Assignment and Assumption. The parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment; and provided further that Borrower shall not be obligated to pay for such processing and recording fee except in the case of any assignment made pursuant to Section 3.6(b). The assignee, if it is not a Lender, shall deliver to Administrative Agent an Administrative Questionnaire.
(v)No Assignment to Certain Persons. No such assignment shall be made to (A) any Loan Party or any of their Affiliates or Subsidiaries or (B) any Defaulting Lender or any of its Affiliates, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B).
(vi)No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person).
(vii)Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to such assignment shall make such additional payments to Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of Borrower and Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by such Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to: (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to Administrative Agent or any Lender hereunder (and interest accrued thereon) and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law
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without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
(viii)Applicable Percentage. The Applicable Percentage of the Maximum Credit Amount and of the Elected Commitment assigned must be equal.
Subject to acceptance and recording thereof by Administrative Agent pursuant to Section 12.8(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 3.1, Section 3.2, Section 12.1 and Section 12.2 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that, except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.8(d). Upon the consummation of any assignment pursuant to this Section 12.8(b), if requested by the transferor or transferee Lender, the transferor Lender, Administrative Agent and Borrower shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender (if applicable) and new Notes or, as appropriate, replacement Notes, are issued to the assignee.
(c)Register. Administrative Agent, acting solely for this purpose as a non-fiduciary agent of Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a Register. The entries in the Register shall be conclusive absent manifest error, and Borrower, Administrative Agent and Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d)Participations. Any Lender may at any time, without the consent of, or notice to, Borrower or any other Loan Party, sell participations to a Participant in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender
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shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) Borrower, each other Loan Party, Administrative Agent, and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 12.1(b) without regard to the existence of any participation.
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 12.10 which requires the consent of all Lenders and affects such Participant. Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.1, 3.4 and 3.5 (subject to the requirements and limitations therein, including the requirements under Section 3.4(g) (it being understood that the documentation required under Section 3.4(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 3.6 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 3.1 or 3.4, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at Borrower’s request and expense, to use reasonable efforts to cooperate with Borrower to effectuate the provisions of Section 3.6 with respect to any Participant. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 4.3 as though it were a Lender; provided that such Participant agrees to pay to Administrative Agent any amount set-off for application to the Obligations under the Loan Documents as required pursuant to Section 4.3; provided further that such Participant agrees to be subject to Section 12.23 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a Participant Register; provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Administrative Agent (in its capacity as
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Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(e)Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
Section 12.9    Survival. All representations and warranties made in this Agreement, any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of Administrative Agent or any Lender to rely upon them. Without prejudice to the survival of any other obligation of any Loan Party hereunder, the obligations of the Loan Parties under Sections 12.1 and 12.2 shall survive repayment of the Obligations and termination of the Aggregate Commitments.
Section 12.10    Amendment. Subject to Section 3.3(b), the provisions of this Agreement and the other Loan Documents to which Borrower or any other Loan Party is a party (other than the Issuer Documents) may be amended or waived only by an instrument in writing signed by the Majority Lenders (or by Administrative Agent with the consent of the Majority Lenders) and each Loan Party party thereto and acknowledged by Administrative Agent; provided, however, that no such amendment or waiver shall:
(a)waive any condition set forth in Section 5.1, without the written consent of each Lender;
(b)extend or increase any Commitment, Elected Commitment or Maximum Credit Amount of any Lender (or reinstate any Commitment, Elected Commitment or Maximum Credit Amount terminated pursuant to Section 10.2) without the written consent of such Lender;
(c)postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayment) of principal, interest, fees or other amounts due to Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;
(d)reduce the principal of, or the rate of interest specified herein on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Majority Lenders shall be necessary to adjust the Default Interest Rate or to waive any obligation of Borrower to pay interest at such rate;
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(e)change any provision of this Section 12.10 or the definition of “Majority Lenders”, “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;
(f)change Section 2.6(d), Section 10.3, or Section 12.23 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly and adversely affected thereby;
(g)release all or substantially all of the aggregate value of the Guaranties provided by the Guarantors or release (or subordinate the Secured Parties’ Liens in respect of) all or substantially all of the Collateral (in each case, except as provided herein) without the written consent of each Lender;
(h)subordinate any of the Obligations owed to the Lenders in right of payment or subordinate any of the Liens securing the Obligations owed to the Lenders (except as otherwise set forth in Section 11.9), in each case without the written consent of each Lender;
(i)(i) increase the Borrowing Base without the written consent of each Revolving Credit Lender, (ii) decrease (other than pursuant to Section 2.8(f), Section 2.8(g) or Section 7.13(c)) or maintain the Borrowing Base without the consent of the Required Lenders, or (iii) modify the definition of “Borrowing Base” or the provisions of Section 2.8 in a manner that results in an increase in the Borrowing Base without the consent of each Revolving Credit Lender; provided that a Periodic Determination may be postponed by the Required Lenders and Borrower; or
(j)reduce the percentage set forth in the definition of “Required Reserve Value” to less than 85% for purposes of Section 7.12(b) without the written consent of each Lender;
and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by L/C Issuer in addition to the Lenders required above, affect the rights or duties of L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by Administrative Agent in addition to Lenders required above, affect the rights or duties of Administrative Agent under this Agreement or any other Loan Document; (iii) each Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; and (iv) Borrower and Administrative Agent may amend this Agreement or any other Loan Document without the consent of Lenders (unless the Majority Lenders object in writing within five (5) Business Days of notice by Administrative Agent of such amendment) in order to (A) correct, amend or cure any ambiguity, inconsistency or defect or correct any typographical error or other manifest error in any Loan Document, (B) comply with local Law or advice of local counsel in any jurisdiction the Laws of which govern any Security Document or that are relevant to the creation, perfection, protection and/or priority of any Lien in favor of
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Administrative Agent, (C) effect the granting, perfection, protection, expansion or enhancement of any security interest or Lien in any Collateral or additional Property to become Collateral for the benefit of the Secured Parties, (D) make administrative or operational changes not adverse to any Lender or (E) add a Guarantor or Collateral or otherwise enhance the rights and benefits of the Lenders.
Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment(s) of any Defaulting Lender may not be increased or extended without the consent of such Lender; and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.
Section 12.11    Notices.
(a)Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in clause (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)if to Borrower or any other Loan Party, Administrative Agent or the L/C Issuer, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 12.11; and
(ii)if to any Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower).
Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in clause (b) below, shall be effective as provided in such clause (b).
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(b)Electronic Communications. Notices and other communications to Administrative Agent, the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article 2 if such Lender or the L/C Issuer, as applicable, has notified Administrative Agent that it is incapable of receiving notices under such Article 2 by electronic communication. Administrative Agent, the L/C Issuer or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
Unless Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such facsimile, email or other electronic communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.
(c)Change of Address, etc. Each of the Borrower, Administrative Agent and the L/C Issuer may change its address, facsimile, telephone number or e-mail address for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile, telephone number or e-mail address for notices and other communications hereunder by notice to the Borrower, Administrative Agent and the L/C Issuer. In addition, each Lender agrees to notify Administrative Agent from time to time to ensure that Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and e-mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.
(d)Platform.
(i)Borrower, each other Loan Party, each Lender, and L/C Issuer agrees that Administrative Agent may, but shall not be obligated to, make the Borrower Materials available to the Lenders, or L/C Issuer by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar, or a substantially similar electronic transmission system (the “Platform”).
(ii)THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT
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WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet.
(iii)Each Loan Party (by its, his or her execution of a Loan Document) hereby authorizes Administrative Agent, each Lender, and their respective counsel and agents and Related Parties (each, an “Authorized Party”) to communicate and transfer documents and other information (including confidential information) concerning this transaction or Borrower or any other Loan Party and the business affairs of Borrower and such other Loan Parties via the internet or other electronic communication method. IN NO EVENT SHALL ANY AUTHORIZED PARTY HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY SUCH COMMUNICATIONS OR TRANSMISSIONS, EXCEPT TO THE EXTENT THAT SUCH DAMAGES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL AND NONAPPEALABLE JUDGMENT TO HAVE DIRECTLY RESULTED FROM THE BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH AUTHORIZED PARTY; PROVIDED, HOWEVER, THAT IN NO EVENT SHALL ANY AUTHORIZED PARTY HAVE ANY LIABILITY FOR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES).
(e)Public Information. Each Loan Party hereby acknowledges that certain of the Lenders (each a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to any Loan Party or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such securities. Each Loan Party hereby agrees that it will use commercially reasonable efforts to identify that portion of the materials and information provided by or on behalf of any Loan Party hereunder and
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under the other Loan Documents (collectively “Borrower Materials”) that may be distributed to the Public Lenders and that (i) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC,” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (ii) by marking Borrower Materials “PUBLIC,” each Loan Party shall be deemed to have authorized Administrative Agent and the other Lenders to treat such Borrower Materials as not containing any material non-public information with respect to any Loan Party or its securities for purposes of U.S. federal and state securities Laws (provided, however, that to the extent that such Borrower Materials constitute Information, they shall be subject to Section 12.25); (iii) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (iv) Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”. Each Public Lender will designate one or more representatives that shall be permitted to receive information that is not designated as being available for Public Lenders, in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and under applicable Law, including United States federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to any Loan Party or its Subsidiaries and its securities for the purposes of United States federal or state securities Laws.
(f)Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic notices, Borrowing Requests and Letter of Credit Applications) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Loan Parties shall indemnify Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with Administrative Agent may be recorded by Administrative Agent, and each of the parties hereto hereby consents to such recording.
Section 12.12    Governing Law; Venue; Service of Process.
(a)Governing Law. This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the Laws of the State of Texas (without reference to applicable rules of
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conflicts of Laws), except to the extent the Laws of any jurisdiction where Collateral is located require application of such Laws with respect to such Collateral.
(b)Jurisdiction. Each Loan Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against Administrative Agent, any Lender, L/C Issuer, or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of Texas sitting in Dallas County, and of the United States District Court of the Northern District of Texas, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Texas State court or, to the fullest extent permitted by applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Agreement or in any other Loan Document shall affect any right that Administrative Agent, any Lender, or L/C Issuer may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Borrower or any of the other Loan Parties or their Properties in the courts of any jurisdiction.
(c)Waiver of Venue. Each Loan Party irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)Service of Process. Each party hereto irrevocably consents to service of process by the mailing thereof in the manner provided for the mailing of notices in Section 12.11. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable Law.
Section 12.13    Counterparts. Subject to Section 12.26, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Except as provided in Section 5.1, this Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.
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Section 12.14    Severability. Any provision of this Agreement or any other Loan Document held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal. Furthermore, in lieu of such invalid or unenforceable provision there shall be added as a part of this Agreement or the other Loan Documents a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.
Section 12.15    Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.
Section 12.16    Construction. Each Loan Party, Administrative Agent and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by Borrower, Administrative Agent, each Lender and each other Person party thereto.
Section 12.17    Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.
Section 12.18    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 12.18.
Section 12.19    Additional Interest Provision. It is expressly stipulated and agreed to be the intent of Borrower, Administrative Agent and each Lender at all times to comply strictly with the applicable Law governing the maximum rate or amount of interest payable on the indebtedness evidenced by any Note, any other Loan Document, and the Related Indebtedness (or applicable United States federal Law to the extent that it permits any Lender to contract for, charge, take, reserve or receive a greater amount of interest than under applicable Law). If the applicable Law is ever judicially interpreted so as to render usurious any amount (a) contracted
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for, charged, taken, reserved or received pursuant to any Note, any of the other Loan Documents or any other communication or writing by or between Borrower or any other Loan Party and any Lender related to the transaction or transactions that are the subject matter of the Loan Documents, (b) contracted for, charged, taken, reserved or received by reason of Administrative Agent’s or any Lender’s exercise of the option to accelerate the maturity of any Note and/or the Related Indebtedness, or (c) Borrower or any other Loan Party will have paid or Administrative Agent or any Lender will have received by reason of any voluntary prepayment by Borrower or any other Loan Party of any Note and/or the Related Indebtedness, then it is Borrower’s, each other Loan Party’s, Administrative Agent’s and Lenders’ express intent that all amounts charged in excess of the Maximum Rate shall be automatically canceled, ab initio, and all amounts in excess of the Maximum Rate theretofore collected by Administrative Agent or any Lender shall be credited on the principal balance of any Note and/or the Related Indebtedness (or, if any Note and all Related Indebtedness have been or would thereby be paid in full, refunded to Borrower or such other Loan Party, as applicable), and the provisions of any Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable Law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if any Note or Related Indebtedness has been paid in full before the end of the stated term thereof, then Borrower, each other Loan Party, Administrative Agent and each Lender agree that Administrative Agent or any Lender, as applicable, shall, with reasonable promptness after Administrative Agent or such Lender discovers or is advised by Borrower or any other Loan Party that interest was received in an amount in excess of the Maximum Rate, either refund such excess interest to Borrower or such other Loan Party, as applicable, and/or credit such excess interest against such Note and/or any Related Indebtedness then owing by Borrower and the other Loan Parties to Administrative Agent or such Lender. All sums contracted for, charged, taken, reserved or received by Administrative Agent or any Lender for the use, forbearance or detention of any debt evidenced by any Note and/or the Related Indebtedness shall, to the extent permitted by applicable Law, be amortized or spread, using the actuarial method, throughout the stated term of such Note and/or the Related Indebtedness (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of any Note and/or the Related Indebtedness does not exceed the Maximum Rate from time to time in effect and applicable to such Note and/or the Related Indebtedness for so long as debt is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to the Notes and/or any of the Related Indebtedness. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Administrative Agent or any Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.
Section 12.20    Ceiling Election. To the extent that any Lender is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Rate payable on any Note and/or any other portion of the Obligations under the Loan Documents, such Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303. To the extent United States federal Law permits any Lender to contract for, charge, take, receive or reserve a greater amount
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of interest than under Texas Law, such Lender will rely on United States federal Law instead of such Chapter 303 for the purpose of determining the Maximum Rate. Additionally, to the extent permitted by applicable Law now or hereafter in effect, any Lender may, at its option and from time to time, utilize any other method of establishing the Maximum Rate under such Chapter 303 or under other applicable Law by giving notice, if required, to Borrower as provided by applicable Law now or hereafter in effect.
Section 12.21    USA PATRIOT Act Notice. Administrative Agent and each Lender hereby notifies Borrower and each other Loan Party that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies Borrower and each other Loan Party, which information includes the name and address of Borrower and each other Loan Party and other information that will allow Administrative Agent and such Lender to identify Borrower and each other Loan Party in accordance with the PATRIOT Act.
Section 12.22    Defaulting Lenders.
(a)Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
(i)Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitions of “Majority Lenders”, “Required Lenders” and in Section 12.10.
(ii)Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 10 or otherwise) or received by Administrative Agent from a Defaulting Lender shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; second, with respect to a Defaulting Lender that is a Revolving Credit Lender, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to L/C Issuer hereunder; third, with respect to a Defaulting Lender that is a Revolving Credit Lender, to Cash Collateralize L/C Issuer’s Fronting Exposure, if any, with respect to such Defaulting Lender in accordance with Section 2.5; fourth, with respect to a Defaulting Lender that is a Revolving Credit Lender, as Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; fifth, with respect to a Defaulting Lender that is a Revolving Credit Lender, if so determined by Administrative Agent and Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) with respect to a Defaulting Lender that is a Revolving Credit
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Lender, Cash Collateralize L/C Issuer’s future Fronting Exposure, if any, with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.5; sixth, to the payment of any amounts owing to Lenders, or L/C Issuer as a result of any judgment of a court of competent jurisdiction obtained by any Lender, or L/C Issuer against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that, if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 5.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations are held by Lenders pro rata in accordance with their respective Applicable Percentages without giving effect to Section 12.22(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 12.22(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)Certain Fees.
(A)No Defaulting Lender shall be entitled to receive any fee payable under Section 2.9(c) for any period during which that Lender is a Defaulting Lender (and Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).
(B)Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.5.
(C)With respect to any fee payable under Section 2.9(c) or to any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, Borrower shall (x) pay to each
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Revolving Credit Lender that is a Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to L/C Issuer, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.
(iv)Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations shall be reallocated among the Revolving Credit Lenders that are Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. Subject to Section 12.27, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(b)Defaulting Lender Cure. If Borrower, Administrative Agent, and L/C Issuer agree in writing that a Lender is no longer a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit to be held on a pro rata basis by Lenders in accordance with their Applicable Percentages (without giving effect to Section 12.22(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
Section 12.23    Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans and accrued interest
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thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall:
(a)notify Administrative Agent of such fact; and
(b)purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:
(i)if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)the provisions of this Section 12.23 shall not be construed to apply to: (A) any payment made by or on behalf of Borrower pursuant to and in accordance with the express terms of this Agreement (including (x) the application of funds arising from the existence of a Defaulting Lender and (y) payments made in accordance with Sections 3.1, 3.4 and 3.5); (B) the application of Cash Collateral provided for in Section 2.5; or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations to any assignee or participant, other than an assignment to Borrower or any Affiliate thereof (as to which the provisions of this Section 12.23 shall apply).
Borrower and each other Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against Borrower or such other Loan Party, as applicable, rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of Borrower or such other Loan Party in the amount of such participation.
Section 12.24    Payments Set Aside. To the extent that any payment by or on behalf of Borrower or any other Loan Party is made to Administrative Agent, L/C Issuer or any Lender, or Administrative Agent, L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Administrative Agent, L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and L/C Issuer severally agrees to pay to Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per
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annum equal to the Federal Funds Rate from time to time in effect. The obligations of Lenders and L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.
Section 12.25    Confidentiality. Each of Administrative Agent, L/C Issuer, and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential or shall otherwise be subject to confidentiality provisions generally), (b) to any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners) or any Governmental Authority, quasi-Governmental Authority or legislative committee or in accordance with Administrative Agent’s, such L/C Issuer’s or any Lender’s regulatory compliance policy if Administrative Agent, such L/C Issuer or such Lender, as applicable, deems such disclosure to be reasonably necessary for the mitigation of claims by those authorities against Administrative Agent, L/C Issuer or such Lender, as applicable, or any of its Related Parties (in which case, Administrative Agent, L/C Issuer or such Lender, as applicable, shall use commercially reasonable efforts to, except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority, promptly notify Borrower, in advance, to the extent practicable and otherwise permitted by applicable Law), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or any other Loan Document, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to its being under a duty of confidentiality no less restrictive than this Section 12.25, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (ii) any actual or prospective counterparty (or its Related Parties) to any Hedging Agreement relating to Borrower or any other Loan Party and its obligations, (iii) any actual or prospective purchaser of a Lender or its holding company, (iv) any rating agency or any similar organization in connection with the rating of Borrower or any other Loan Party or the Facility or (v) the CUSIP Service Bureau or any similar organization in connection with the issuance and monitoring of CUSIP numbers with respect to the Facility, (g) with the consent of Borrower or such other applicable Loan Parties, or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 12.25 or (ii) becomes available to Administrative Agent, L/C Issuer, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than Borrower that is not known to be subject to a confidentiality obligation to Borrower. In addition, Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. For purposes of this Section 12.25, “Information” means all information received from Borrower or any other Loan Party or any Subsidiary thereof relating to Borrower or any other Loan Party or any Subsidiary thereof or
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any of their respective businesses, other than any such information that is available to Administrative Agent, L/C Issuer, or any Lender on a nonconfidential basis prior to disclosure by Borrower or any other Loan Party or any Subsidiary or Affiliate thereof. Any Person required to maintain the confidentiality of Information as provided in this Section 12.25 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each Loan Party party hereto agrees and confirms that, as between such Loan Party and Bank of America, the obligations of Bank of America under this Section 12.25 supersede and replace in their respective entireties all confidentiality, non-disclosure and similar obligations of Bank of America, if any, set forth in any previous agreement between such Loan Party and Bank of America notwithstanding anything to the contrary contained therein.
Borrower hereby authorizes Bank of America, at its sole expense, but without any prior approval by Borrower, to include Borrower’s name and logo in customary “tombstone” advertisements with respect to the Facility. Borrower hereby agrees and acknowledges that Administrative Agent may provide to market data collectors, such as league table, or other service providers to the lending industry, information regarding the closing date, size, type, purpose of, and parties to, the Facility.
Section 12.26    Electronic Execution of Assignments and Certain Other Documents. The words “execute”, “execution”, “signed”, “signature”, and words of like import in or related to this Agreement, any other Loan Document or any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. Notwithstanding anything contained herein to the contrary, Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by Administrative Agent pursuant to procedures approved by it; provided that, without limiting the foregoing, (a) to the extent Administrative Agent has agreed to accept such Electronic Signature from any party hereto, Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (b) upon the request of Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof.
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Section 12.27    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and
(b)the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
Section 12.28    Keepwell. Each Qualified ECP Guarantor party hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of such other Loan Party’s (a) Swap Obligations and (b) obligations under its Guaranty including those with respect to Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section, or otherwise under this Agreement or any other Loan Document, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations (other than contingent indemnification obligations that survive the termination of this Agreement) have been paid in full and the Commitments have expired or terminated. Each Qualified ECP Guarantor intends that this Section constitute, and this Section shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(ii) of the Commodity Exchange Act.
Section 12.29    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging
CREDIT AGREEMENT – Page 182

Transactions or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the Laws of the State of Texas and/or of the United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in Property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regimes if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in Property) were governed by the Laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regimes if the Supported QFC and the Loan Documents were governed by the Laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
Section 12.30    [Reserved].
Section 12.31    NOTICE OF FINAL AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Remainder of Page Intentionally Left Blank; Signature Pages Intentionally Omitted]
CREDIT AGREEMENT – Page 183

SCHEDULE 2.1

Maximum Credit Amount, Elected Commitments and Applicable Percentages

Lender	Applicable Percentage	Elected Commitment	Maximum Credit Amount
Bank of America, N.A.	9.000000000%	$27,000,000.00	$90,000,000.00
Capital One, Nation Association	9.000000000%	$27,000,000.00	$90,000,000.00
Citibank, N.A.	9.000000000%	$27,000,000.00	$90,000,000.00
Citizens Bank, N.A.	9.000000000%	$27,000,000.00	$90,000,000.00
Fifth Third Bank, National Association	9.000000000%	$27,000,000.00	$90,000,000.00
First-Citizens Bank & Trust Company	9.000000000%	$27,000,000.00	$90,000,000.00
KeyBank National Association	9.000000000%	$27,000,000.00	$90,000,000.00
U.S. Bank National Association	9.000000000%	$27,000,000.00	$90,000,000.00
Zions Bancorporation, N.A. dba Amegy Bank	4.666666667%	$14,000,000.00	$46,666,666.67
Comerica Bank	4.666666667%	$14,000,000.00	$46,666,666.67
CrossFirst Bank	4.666666667%	$14,000,000.00	$46,666,666.67
First Horizon Bank	4.666666667%	$14,000,000.00	$46,666,666.67
Texas Capital Bank	4.666666667%	$14,000,000.00	$46,666,666.67
UMB Bank, N.A.	4.666666667%	$14,000,000.00	$46,666,666.67
TOTAL	100.00000000%	$300,000,000.00	$1,000,000,000.00
Schedule 2.1

SCHEDULE 6.13

Subsidiaries

Restricted Subsidiaries	Jurisdiction of Organization	Organizational Identification Number	Principal Place of Business and Chief Executive Office	Equity Interest Holders (and percentage of ownership)
Executive Network Partnering Corporation	Delaware	3101002	5217 McKinney Ave, Suite 400 Dallas, Texas 75205	Granite Ridge Resources, Inc. (100%)
Granite Ridge Holdings, LLC	Delaware	6768454	5217 McKinney Ave, Suite 400 Dallas, Texas 75205	Granite Ridge Resources, Inc. (100%)
Granite Ridge Reeves, LLC	Delaware	7560749	5217 McKinney Ave, Suite 400 Dallas, Texas 75205	Granite Ridge Holdings, LLC (100%)

Unrestricted Subsidiaries	Jurisdiction of Organization	Organizational Identification Number	Principal Place of Business and Chief Executive Office	Equity Interest Holders (and percentage of ownership)
Granite Ridge Vital, LLC	Delaware	2550587	5217 McKinney Ave, Suite 400 Dallas, Texas 75205	Granite Ridge Resources, Inc. (100%)
Schedule 6.13

SCHEDULE 12.11

Notices

Notices under this Agreement shall be given:

(a)    if to Borrower, to it at Granite Ridge Resources, Inc., 5217 McKinney Avenue, Suite 400, Dallas, TX 75205 Attention of Luke Brandenberg (Telephone No. (214) 396-2850), or for any notices which may under the terms of this Agreement be furnished by e-mail communication, to luke@graniteridge.com;

(b)    if to Administrative Agent, to it at Bank of America at:

Servicing / Operations:

7105 Corporate Drive, Building B, Mail Code: TX2-981-02-29, Plano, Texas 75024 Attention: Jennifer Ollek; Facsimile No. 214.290.8374; Telephone No. 469.201.8863, or for any notices which may under the terms of this Agreement be furnished by e-mail communication, to jennifer.a.ollek@bofa.com;

Other Notices as Administrative Agent including delivery of Financials:

Two Bryant Park, 7th Floor, Agency Management Group, Mail Code: NY1-540-07-10, New York, New York, 10036 Attention: Don B. Pinzon; Facsimile No. 212.901.7843; Telephone No. 646.556.3280, or for any notices which may under the terms of this Agreement be furnished by e-mail communication, to don.b.pinzon@bofa.com;

Credit Contact:

Republic Plaza, 370 17th Street, Suite 5195, Mail Code: CO1-004-51-02, Denver, Colorado 80202; Telephone No: 303.605.6161; Corporate Mobile Telephone: 832.294.9836; or for any notices which may under the terms of this Agreement be furnished by e-mail communication, to kmiller5@bofa.com.

(c)    if to L/C Issuer, to it at Bank of America at Two Bryant Park, 7th Floor, Agency Management Group, Mail Code: NY1-540-07-10, New York, New York, 10036 Attention: Don B. Pinzon; Facsimile No. 212.901.7843; Telephone No. 646.556.3280, or for any notices which may under the terms of this Agreement be furnished by e-mail communication, to don.b.pinzon@bofa.com;

(d)    if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Schedule 12.11

EXHIBIT A

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including any letters of credit and guarantees included in such facilities), and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”); provided, however, that for the avoidance of doubt, the Assigned Interest excludes any Hedging Agreements and Hedging Transactions that may exist between the Assignor(s) and Borrower or any other Loan Party. Each such sale and assignment is without recourse to [the][any] Assignor
1    For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.
2    For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.
3    Select as appropriate.
4    Include bracketed language if there are either multiple Assignors or multiple Assignees.

and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.
1.Assignor[s]:

[Assignor [is] [is not] a Defaulting Lender]
2.Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]
3.Borrower: Granite Ridge Resources, Inc., a Delaware corporation
4.Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement
5.Credit Agreement: Credit Agreement dated as of October 24, 2022, among Borrower, the Lenders from time to time party thereto, Administrative Agent, L/C Issuer and the other agents parties thereto
6.Assigned Interest[s]:

Assignor[s][5]	Assignee[s][6]	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned[7]	Percentage Assigned of Commitment/Loans[8]	CUSIP Number
		$	$	%
		$	$	%
		$	$	%

7.[Trade Date:    ____________________]

5    List each Assignor, as appropriate.
6    List each Assignee, as appropriate. No assignment shall be made to (a) any Loan Party or any of their respective Affiliates or Subsidiaries or (b) any Defaulting Lender or any of its Affiliates, or any Person who, upon becoming a Lender under the Credit Agreement, would constitute any of the foregoing Persons.
7    Amount to be adjusted by the counterparties, if applicable, to take into account any payments or prepayments made between the Trade Date and the Effective Date. The aggregate amount of Commitments / Loans of the assigning Lender subject to such assignment shall not be less than $5,000,000.
8    Set forth (to at least 9 decimals) as a percentage of the aggregate Commitments / Loans of all Lenders thereunder.

Effective Date: ____________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The terms set forth in this Assignment and Assumption are hereby agreed to:
ASSIGNOR[S]

[NAME OF ASSIGNOR]

By:
Name:
Title:

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE[S]

[NAME OF ASSIGNEE]

By:
Name:
Title:

[NAME OF ASSIGNEE]

By:
Name:
Title:

[Consented to and]9 Accepted:
BANK OF AMERICA, N.A.,
as Administrative Agent
By:
Name:
Title:

[Consented to]10:
[NAME OF RELEVANT PARTY]
By:
Name:
Title:

9    To be added only if the consent of Administrative Agent is required by the terms of the Credit Agreement. Consent of Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Commitment or Loans if such assignment is to a Person that is not a Lender with a Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender.
10    To be added only if the consent of Borrower and/or other parties (e.g. L/C Issuer) is required by the terms of the Credit Agreement. Consent of Borrower is required unless (x) an Event of Default has occurred and is continuing at time of assignment, or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Administrative Agent within five (5) Business Days after having received written notice thereof; and provided further, that Borrower’s consent shall not be required during the primary syndication of the Facility. Consent of L/C Issuer shall be required for any assignment in respect of the Commitments.

ANNEX 1

Standard Terms and Conditions for Assignment and Assumption

1.Representations and Warranties.
1.1Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Borrower, any other Loan Party or their respective Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by Borrower, any other Loan Party or their respective Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 12.8(b)(iii), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 12.8(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase

[the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
2.Payments. From and after the Effective Date, Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee.
3.General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the Laws of the State of Texas.

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

[________], 20[__]
Bank of America, N.A.
Two Bryant Park, 7th Floor
1100 Avenue of the Americas
Agency Management Group
Mail Code: NY1-540-07-11
New York, New York 10036-6712
Attention: Don B. Pinzon

Re:    Credit Agreement dated October 24, 2022 (as amended, restated, or supplemented from time to time, the “Credit Agreement”), among Bank of America, N.A., as administrative agent (the “Administrative Agent”), the Lenders from time to time party thereto, the L/C Issuer, and Granite Ridge Resources, Inc., a Delaware corporation (the “Borrower”)
Ladies and Gentlemen:
Pursuant to applicable requirements of the Credit Agreement, the undersigned, as a Responsible Officer of the Borrower (and not individually), hereby certifies to you the following information as true and correct as of the date hereof or for the period indicated, as the case may be:
[1.    To the knowledge of the undersigned, no Default exists as of the date hereof or has occurred since the date of our previous certification to you, if any.]
[1.    To the knowledge of the undersigned, the following Defaults exist as of the date hereof or have occurred since the date of our previous certification to you, if any, and the actions set forth below are being taken to remedy such circumstances:]
4.The compliance of the Borrower, on a consolidated basis with its Consolidated Restricted Subsidiaries, with certain financial covenants of the Credit Agreement, as of the close of business on ____________________ (the “Determination Date”) for the relevant measurement period, is evidenced by the calculations on Schedule 1 to this Compliance Certificate:

(a)Section 9.1: Consolidated Net Leverage Ratio

Required	Actual
Not more than 3.00 to 1.00	_____ to 1.00

(b)Section 9.2: Current Ratio

Required	Actual
Not less than 1.00 to 1.00	_____ to 1.00

5.A complete and correct list of all Hedging Agreements and Hedging Transactions of the Borrower or any of its Restricted Subsidiaries as of the Determination Date are listed on Schedule 2 attached hereto, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the Hedge Termination Value thereof, any new credit support agreements relating thereto (other than the Loan Documents) not listed on Schedule 6.26 of the Credit Agreement, any margin required or supplied under any credit support document, and the counterparty thereto.
6.No change in accounting principles under GAAP or in the application thereof has occurred since the date of the audited financial statements delivered prior to the date hereof pursuant to Section 7.1(a) of the Credit Agreement, or if any such change has occurred, attached hereto is a statement as to the nature thereof and the effect of such change on the financial statements delivered with this Compliance Certificate.
7.To the knowledge of the undersigned, the financial statements being delivered to Administrative Agent concurrently herewith pursuant to the Credit Agreement fairly reflect (in the case of quarterly financial statements, subject to year-end adjustments and the absence of footnotes and related disclosures) the financial position and results of operation of the Persons identified therein, on a consolidated basis, for the periods and as of the dates set forth therein.
The undersigned has reviewed the terms of the Credit Agreement and the other Loan Documents, and has made, or caused to be made under my supervision, a review of the transactions and financial position of Borrower during the period covered by the financial statements included herewith, and such review has not disclosed the existence during such period, and the undersigned does not have knowledge of the existence as of the date of this certificate, of any condition or event which constitutes a Default, except as set forth in paragraph 1 above.
Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Compliance Certificate as of the date first written above.
GRANITE RIDGE RESOURCES, INC.,
a Delaware corporation

By:
Name:
Title:

SCHEDULE 1
to the Compliance Certificate

For the Rolling Period ended __________, ____ (the “Statement Date”)

(1) Consolidated Net Leverage Ratio: (i) / (ii) =		_.__:1.00
(i)	Consolidated Total Debt, as of the Statement Date	$[___,___,___]
(ii)	EBITDAX of Borrower and its Consolidated Restricted Subsidiaries for the Rolling Period ending as of the Statement Date	$[___,___,___]

(2) Current Ratio: (i) / (ii) =		_.__:1.00
(i)	Current assets[1]	$[___,___,___]
(ii)	Current liabilities[2]	$[___,___,___]

1 To include the unused amount of the Aggregate Commitments to the extent that Borrower is permitted to borrow such amount under the terms of the Credit Agreement, including Section 5.2 thereof, but excluding the amount of any non-cash items as a result of the application of FASB ASC 410 and 815 under GAAP and non-cash assets in respect of gas imbalances under GAAP).
2 To exclude (i) the amount of any liabilities respecting any non-cash items as a result of the application of FASB ASC 410 and 815 under GAAP, (ii) non-cash obligations in respect of gas imbalances under GAAP and (iii) the current portion of the Obligations on such date, in each case determined in accordance with GAAP.
B-1

SCHEDULE 2
to the Compliance Certificate

Hedging Agreements and Hedging Transactions
B-2

EXHIBIT C

BORROWING REQUEST
Date: __________, ____
To:    Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Credit Agreement dated as of October 24, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement” the terms defined therein being used herein as therein defined), among Granite Ridge Resources, Inc., a Delaware corporation (“Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.
The undersigned hereby requests (select one):
    A Borrowing of Loans
    A conversion or continuation of Loans
1.On ____________________ (a Business Day).
2.In the amount of $____________________
3.Comprised of ________________________
        (Type of Loans requested)
4.For SOFR Borrowing: with an Interest Period of _____ months.
5.Amount of Borrowing Base in effect on the date hereof is $[__].
6.Amount of Aggregate Elected Commitment Amounts in effect on the date hereof is $[__].
7.Current total Revolving Credit Exposure of the Revolving Credit Lenders on the date hereof (i.e., Outstanding Amount of all Loans and total L/C Obligations) is $[__].
8.Pro forma total Revolving Credit Exposure of the Revolving Credit Lenders (giving effect to the requested Borrowing) is $[__].
Borrower hereby represents and warrants that the following conditions specified in Section 5.2 of the Credit Agreement shall be satisfied on and as of the date of the requested Borrowing:
C-1

1.No Default shall have occurred and be continuing, or would result after giving effect to such Credit Extension.
2.All of the representations and warranties of Borrower and each other Loan Party contained in Article 6 of the Credit Agreement and in the other Loan Documents shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct in all respects on and as of the date of such Borrowing, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date of such Borrowing, in each case with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in the case of such representations and warranties that contain a materiality qualification, in all respects) as of such earlier date.
3.After giving effect to the Borrowing so requested, (i) the total Revolving Credit Exposure of the Revolving Credit Lenders shall not exceed the Aggregate Commitments in effect as of the date of such Borrowing and (ii) at the time of and immediately after giving effect to such Borrowing, the Consolidated Cash Balance shall not be in excess of the Consolidated Cash Balance Threshold.

BORROWER:
GRANITE RIDGE RESOURCES, INC.,
a Delaware corporation

By:
Name:
Title:

C-2

EXHIBIT D

NOTE
$[__________]                             Date: __________, ____
FOR VALUE RECEIVED, Granite Ridge Resources, Inc., a Delaware corporation (“Borrower”), hereby promises to pay to ___________________ (“Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Loan or so much thereof as may be advanced by Lender (in its capacity as Lender) from time to time to or for the benefit or account of Borrower under that certain Credit Agreement dated as of October 24, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among Borrower, the lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent (“Administrative Agent”), and L/C Issuer.
Borrower promises to pay interest on the unpaid principal amount of this Note from the date hereof until the Loans made by Lender are paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to Administrative Agent for the account of Lender in Dollars in immediately available funds at Administrative Agent’s Office. If any amount is not paid in full when due hereunder, then such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.
This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. The Loans made by Lender shall be evidenced by an account maintained by Lender in the ordinary course of business. Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.
Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.
THIS NOTE, AND ANY CLAIM, CONTROVERSY, OR DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
[Remainder of Page Intentionally Left Blank
Signature Page Follows]

D-1

IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has duly executed this Note as of the day and year first written above.
BORROWER:
GRANITE RIDGE RESOURCES, INC.,
a Delaware corporation
By:
Name:
Title:

D-2

EXHIBIT E-1

U.S. Tax Compliance Certificate
(For Foreign Lenders That Are Not Partnerships for U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of October 24, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Granite Ridge Resources, Inc., a Delaware corporation, Bank of America, N.A., as Administrative Agent and L/C Issuer and each Lender from time to time party thereto.
Pursuant to the provisions of Section 3.4 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a 10-percent shareholder of Borrower within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished Administrative Agent and Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN (or IRS Form W-8BEN-E, if applicable). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform Borrower and Administrative Agent, and (2) the undersigned shall have at all times furnished Borrower and Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF LENDER]

By:
Name:
Title:

Date:    ____________________, 20__

E-1-1

EXHIBIT E-2

U.S. Tax Compliance Certificate
(For Foreign Participants That Are Not Partnerships for U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of October 24, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Granite Ridge Resources, Inc., a Delaware corporation, Bank of America, N.A., as Administrative Agent and L/C Issuer and each Lender from time to time party thereto.
Pursuant to the provisions of Section 3.4 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a 10-percent shareholder of Borrower within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN (or IRS Form W-8BEN-E, if applicable). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:    ____________________, 20[__]

E-2-1

EXHIBIT E-3

U.S. Tax Compliance Certificate
(For Foreign Participants That Are Partnerships for U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of October 24, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Granite Ridge Resources, Inc., a Delaware corporation, Bank of America, N.A., as Administrative Agent and L/C Issuer and each Lender from time to time party thereto.
Pursuant to the provisions of Section 3.4 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a 10-percent shareholder of Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN (or IRS Form W-8BEN-E, if applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN (or IRS Form W-8BEN-E, if applicable) from each such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:    ____________________, 20[__]

E-3-1

EXHIBIT E-4

U.S. Tax Compliance Certificate
(For Foreign Lenders That Are Partnerships for U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of October 24, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Granite Ridge Resources, Inc., a Delaware corporation, Bank of America, N.A., as Administrative Agent and L/C Issuer and each Lender from time to time party thereto.
Pursuant to the provisions of Section 3.4 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a 10-percent shareholder of Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished Administrative Agent and Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform Borrower and Administrative Agent, and (2) the undersigned shall have at all times furnished Borrower and Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF LENDER]

By:
Name:
Title:

Date:    ____________________, 20__

E-4-1

EXHIBIT F
FORM OF ELECTED COMMITMENT INCREASE CERTIFICATE
[ ], 20[ ]

    To:    Bank of America, N.A., as Administrative Agent

    Granite Ridge Resources, Inc., a Delaware corporation (the “Borrower”), the Administrative Agent, the L/C Issuer, certain Lenders and other agents have heretofore entered into that certain Credit Agreement dated as of October 24, 2022 (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

This Elected Commitment Increase Certificate is being delivered pursuant to Section 2.7(b) of the Credit Agreement.

    Please be advised that the undersigned Lender has agreed (a) to increase its Elected Commitment under the Credit Agreement effective [ ], 20[ ] (the “Increase Effective Date”) from $[ ] to $[ ] and (b) that it shall continue to be a party in all respects to the Credit Agreement and the other Loan Documents.

    With reference to Section 2.7(b)(ii)(D) of the Credit Agreement, the Borrower hereby confirms that [Check Applicable Box]:

[ ]    There are, or if the Increase Effective Date is after the date hereof, there will be no SOFR Borrowings outstanding on the Increase Effective Date.

[ ]    There are, or if the Increase Effective Date is after the date hereof, there will be SOFR Borrowings outstanding on the Increase Effective Date and the Borrower will (to the extent requested in writing by any applicable Lender) pay any compensation required by Section 3.5 of the Credit Agreement on the Increase Effective Date.

[Signature Pages Follow]

    F-1

Very truly yours,

GRANITE RIDGE RESOURCES, INC.,
a Delaware corporation

By:
Name:
Title:

    F-2

ACCEPTED:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

ACCEPTED AND AGREED:

[NAME OF INCREASING LENDER]

By:
Name:
Title:
F-1

EXHIBIT G
FORM OF ADDITIONAL REVOLVING CREDIT LENDER CERTIFICATE

[ ], 20[ ]
To:    Bank of America, N.A., as Administrative Agent
    Granite Ridge Resources, Inc., a Delaware corporation (the “Borrower”), the Administrative Agent, the L/C Issuer and certain Lenders and other agents have heretofore entered into that certain Credit Agreement dated as of October 24, 2022 (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.
    This Additional Revolving Credit Lender Certificate is being delivered pursuant to Section 2.7(b)(ii)(G) of the Credit Agreement.
    Please be advised that the undersigned Additional Revolving Credit Lender has agreed (a) to become a Revolving Credit Lender under the Credit Agreement effective [ ], 20[ ] (the “Additional Lender Effective Date”) with a Maximum Credit Amount of $[ ] and an Elected Commitment of $[ ] and (b) that it shall be a party in all respects to the Credit Agreement and the other Loan Documents.
    This Additional Revolving Credit Lender Certificate is being delivered to the Administrative Agent together with (i) if the undersigned Additional Revolving Credit Lender is a Foreign Lender, any documentation required to be delivered by such Additional Revolving Credit Lender pursuant to Section 3.4(g) of the Credit Agreement, duly completed and executed by such Additional Revolving Credit Lender, and (ii) an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by such Additional Revolving Credit Lender. [The Borrower]/[Such Additional Revolving Credit Lender] shall pay the processing and recordation fee payable to the Administrative Agent pursuant to Section 2.7(b)(ii)(G) of the Credit Agreement.]1
    With reference to Section 2.7(b)(ii)(D) of the Credit Agreement, the Borrower hereby confirms that [Check Applicable Box]:
    [ ]    There are, or if the Additional Lender Effective Date is after the date hereof, there will be no SOFR Borrowings outstanding on the Additional Lender Effective Date.
    [ ]    There are, or if the Additional Lender Effective Date is after the date hereof, there will be SOFR Borrowings outstanding on the Additional Lender Effective Date and the Borrower will (to the extent requested by any applicable Lender) pay any compensation required by Section 3.5 of the Credit Agreement on the Additional Lender Effective Date.
1 Include, if applicable.

[Signature Pages Follow]

                Very truly yours,

GRANITE RIDGE RESOURCES, INC.,
a Delaware corporation

By:
Name:
Title:

ACCEPTED AND AGREED:

BANK OF AMERICA, N.A.,
as Administrative Agent and L/C Issuer

By:
Name:
Title:

[NAME OF ADDITIONAL REVOLVING CREDIT LENDER]

By:
Name:
Title:

EXHIBIT H
FORM OF AVAILABLE FREE CASH FLOW CERTIFICATE

The undersigned hereby certifies on behalf of Granite Ridge Resources, Inc., a Delaware corporation (the “Borrower”), that he/she is the [_________________] of the Borrower and that as such he/she is authorized to execute this certificate on behalf of the Borrower. With reference to that certain Credit Agreement dated as of October 24, 2022 (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”; each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified) among the Borrower, Bank of America, N.A., as Administrative Agent, the L/C Issuer, and the Lenders from time to time party thereto, the undersigned certifies on behalf of the Borrower (and not individually) as follows:

    (a)     Attached hereto as Schedule 1 are reasonably detailed calculations of the amount of Free Cash Flow for the Rolling Period ending [________], 20[__] and for which financial statements have been delivered for the Borrower pursuant to Section 7.1(b) of the Credit Agreement. The amount of Free Cash Flow for such Rolling Period is $[______________].

    (b)    The amount of Available Free Cash Flow as of the date hereof is $[______________].

    (c)    The amount of Available Free Cash Flow immediately after giving effect to the [Restricted Payment][Redemption][Investment] the Borrower intends to consummate pursuant to [Section 8.4(a)(iii)][Section 8.4(b)(iii)][Section 8.5(l)] of the Credit Agreement on [__________], 20[__] is $[______________].

[Signature Page Follows]

H-3

EXECUTED AND DELIVERED this [____] day of [____].
GRANITE RIDGE RESOURCES, INC.,
a Delaware corporation

By: ___________________________
Name:_________________________
Title: __________________________

H-3

SCHEDULE 1
TO EXHIBIT H

FREE CASH FLOW CALCULATIONS

[Attached.]

H-3